UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)
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Filed by a Party other than the Registrant  ☐
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X	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
DAVITA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of Special Meeting and Proxy Statement

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION DATED NOVEMBER 25, 2019

December __, 2019

Dear Fellow Stockholder:

We are pleased to invite you to attend a Special Meeting of Stockholders of DaVita Inc., which will be held on Thursday, January 23, 2020, at 10:00 a.m., Mountain Time, at our principal executive offices located at 2000 16th Street, Denver, Colorado 80202.

The purpose of the Special Meeting is to seek your approval of an amendment (the "Plan Amendment") to the DaVita HealthCare Partners Inc. 2011 Incentive Award Plan (the "2011 Incentive Plan"), that would lift the plan provision that limits to 2,250,000 the number of shares of Common Stock that may be subject to awards made to any one person during any consecutive twelve-month period, so as to allow for a grant of a one-time award of 2,500,000 premium-priced stock-settled appreciation rights (the "Premium-Priced SSAR Award") to Javier J. Rodriguez, our Chief Executive Officer ("CEO").

We granted the Premium-Priced SSAR Award to Mr. Rodriguez on November 4, 2019 (the “Grant Date”), subject to stockholder approval of the Plan Amendment, for the following reasons:

•
Alignment of CEO Incentives with Stockholder Interests: Because the Premium-Priced SSAR Award is in lieu of any other long-term incentive awards to Mr. Rodriguez for the next five years, the Company does not intend to grant any additional equity awards to Mr. Rodriguez for five years following the Grant Date. The $67.80 base price (similar to strike price on an option) on the Premium-Priced SSARs was set at a 20% premium to the price per share at which the Company purchased shares in its “Dutch auction” tender offer that closed on August 22, 2019, which the Compensation Committee felt was a meaningful indicator of value based on the views of our stockholders. The Premium-Priced SSAR Award incentivizes the creation of sustained and meaningful long-term value, as the base price is not a performance hurdle triggering exercisability at some lower price. Rather, Mr. Rodriguez only participates in the upside above this price, and would potentially receive no value for five years’ worth of equity awards if the required stockholder returns are not sustained. On December __, 2019, the closing sale price of a share of Common Stock on the New York Stock Exchange ("NYSE") was $__.__.

•
Stockholder Feedback: In connection with the transition to a new CEO in 2019 and leading up to the decision to grant the Premium-Priced SSAR Award, we received and proactively sought feedback from the Company’s largest stockholders on the structure of the executive compensation program. While we considered a number of alternatives, we believe long-term sustained stock price appreciation is the most direct link to long-term stockholder interests. Among the investors who provided input on the Company’s executive compensation program was Berkshire Hathaway, the Company’s largest stockholder, who has indicated support for the Premium-Priced SSAR Award and its intention to vote in favor of the Plan Amendment.

Based on discussions with its independent compensation consultant, the Compensation Committee structured the Premium-Priced SSAR Award to reflect stockholder feedback and incentivize the creation of sustained stockholder value, resulting in the following features in the Premium-Priced SSAR Award design:

•
Premium-Price: As noted above, the base price on the Premium-Priced SSARs was set at a 20% premium to the price per share at which the Company purchased shares in its recently completed “Dutch auction” tender offer and a 56% premium to the price per share on the day before Mr. Rodriguez assumed the CEO role on June 1, 2019.

•	Multi-Year Vesting: The Premium-Priced SSAR Award vests 50% three years from the Grant Date and 50% four years from the Grant Date.

•
Five-Year Holding Period: There is a five-year holding period requirement from the Grant Date with respect to the after-tax Gain Shares (as defined in the Proxy Statement), subjecting the shares underlying the Premium-Priced SSAR Award to a full five years of potential stock price fluctuations.

Our Board is committed to soliciting input from and being responsive to our stockholders on a variety of topics, including executive compensation. Engaging with our investors is fundamental to our commitment to good governance and essential to evolving our executive compensation program and governance practices. The Premium-Priced SSAR Award is a product of that commitment and aligns with our philosophy of linking pay with performance. The Premium-Priced SSAR Award creates the incentives needed during a time of leadership transition and strategic transformation —Mr. Rodriguez will not realize meaningful value, or potentially any value, from the Premium-Priced SSAR Award if he is not able to deliver sustained returns to stockholders.

The Proxy Statement includes, among other items, information about our historical compensation practices, the Premium-Priced SSAR Award and the Plan Amendment. Please review the enclosed Proxy Statement for more information regarding the Premium-Priced SSAR Award.

We hope that you will participate in our Special Meeting, either by attending and voting in person or voting by other available methods as promptly as possible. Your vote is very important to us. Voting by any of the available methods will ensure that you are represented at the Special Meeting, even if you are not present. You may vote your proxy via the Internet, by telephone or by mail. Please follow the instructions on the Notice of Internet Availability of Proxy Materials that you received in the mail and/or your proxy card.

As always, we appreciate your support and look forward to seeing you at the Special Meeting.

Sincerely,

Peter T. Grauer Lead Independent Director	Pamela M. Arway Chair, Compensation Committee

Notice of Special Meeting of Stockholders

Thursday, January 23, 2020
10:00 a.m., Mountain Time

DaVita Inc.
2000 16th Street
Denver, Colorado 80202
A Special Meeting of the Stockholders of DaVita Inc., a Delaware corporation, will be held on January 23, 2020 at 10:00 a.m., Mountain Time, at our principal executive offices located at 2000 16th Street, Denver, Colorado 80202. As further described in the accompanying Proxy Statement, the Special Meeting is being held to approve an amendment to the DaVita HealthCare Partners Inc. 2011 Incentive Award Plan to allow an award of premium-priced stock-settled appreciation rights to our Chief Executive Officer.
The Board recommends that DaVita stockholders vote "FOR" this proposal.
We will transact no other business at the Special Meeting except such business as may properly be brought before the Special Meeting and any adjournment or postponement thereof by the presiding person of the Special Meeting.
We will mail, on or about December __, 2019, a Notice of Internet Availability of Proxy Materials to stockholders of record and beneficial owners as of the close of business on December 5, 2019. On the date of mailing of the Notice of Internet Availability of Proxy Materials, the proxy materials will be accessible on a website referred to in the Notice of Internet Availability of Proxy Materials. These proxy materials will be available free of charge.
The Notice of Internet Availability of Proxy Materials will identify a toll-free telephone number, an e-mail address and a website where stockholders can request a paper or e-mail copy of the Proxy Statement and a form of proxy relating to the Special Meeting; information on how to access the form of proxy over the Internet and how to vote over the Internet; and information on how to vote in person. If you attend the Special Meeting and previously used the telephone or Internet voting systems, or mailed your completed proxy card, you may vote in person at the meeting if you wish to change your vote in any way.
Please note that all votes cast via telephone or the Internet must be cast prior to 11:59 p.m., Eastern Time, on Wednesday, January 22, 2020. Be aware that earlier voting deadlines apply for shares held through the DaVita Retirement Savings Plan. Additional information on voting deadlines and voting instructions are set out in the Proxy Statement under the heading "How to Vote."

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 23, 2020:

The Notice of Special Meeting of Stockholders and Proxy Statement are available at http://www.proxyvote.com.

By order of the Board of Directors,
Samantha A. Caldwell
Corporate Secretary
DaVita Inc.
December __, 2019

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Proxy Statement

General Information
We are delivering this Proxy Statement in connection with the solicitation of proxies by our Board of Directors (the "Board"), for use at a Special Meeting of Stockholders (the "Special Meeting") to be held on Thursday, January 23, 2020 at 10:00 a.m., Mountain Time, at the principal executive offices of DaVita Inc. (the "Company" or "DaVita"), located at 2000 16th Street, Denver, Colorado 80202. The proxies will remain valid for use at any meetings held upon adjournment or postponement of the Special Meeting. The record date for the Special Meeting is the close of business on December 5, 2019 (the "Record Date"). All holders of record of our common stock ("Common Stock") on the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting and any meetings held upon adjournment or postponement of that meeting. To obtain directions to our Special Meeting, visit our website at http://www.davita.com.
We are using the "e-proxy" rules adopted by the Securities and Exchange Commission (the "SEC") to furnish proxy materials to our stockholders over the Internet. Under these e-proxy rules, we will mail a Notice of Internet Availability of Proxy Materials ("e-proxy notice") to our stockholders of record and beneficial owners of our Common Stock. This e-proxy notice will be mailed in lieu of a printed copy of our proxy materials. We believe using this notice model allows us to reduce costs and helps reduce our carbon footprint.
If you receive an e-proxy notice by mail, you will not receive a printed copy of the proxy materials unless you have previously made a permanent election to receive these materials in paper copy. The e-proxy notice provides instructions on how you may access and review our proxy materials, including this Proxy Statement and the accompanying e-proxy notice, as well as instructions on how you may submit your vote by proxy on the Internet. If you received an e-proxy notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the e-proxy notice.

The e-proxy notice will be first mailed on or about December __, 2019 to our stockholders of record as of the Record Date.
Whether or not you plan to attend the Special Meeting in person, we encourage you to vote prior to the Special Meeting by telephone, Internet, or by requesting a proxy card to complete, sign, date and return by mail. Voting in advance will help ensure that your shares will be voted at the Special Meeting.
If you plan to attend the Special Meeting in person, please so indicate when you submit your proxy by mail, by telephone or via the Internet and bring with you the items that are required pursuant to the Company's admission process for the Special Meeting. A description of the admission process can be found below in this Proxy Statement under the heading "General Information — Admission to Special Meeting."
Unless you instruct otherwise in your proxy, any proxy that is given and not revoked will be voted at the Special Meeting:

•	For the approval of the amendment to the DaVita Healthcare Partners Inc. 2011 Incentive Award Plan (the "2011 Incentive Plan"); and

•
As determined by the proxy holders named in the proxy card in their discretion, with regard to all other matters as may properly be brought before the Special Meeting and any adjournment or postponement thereof by the presiding person of the Special Meeting.

DaVita Inc. Notice of Special Meeting and Proxy Statement	7

Proxy Statement

Voting Information
Our only voting securities are the outstanding shares of our Common Stock. As of December 5, 2019, we had approximately shares of Common Stock outstanding. Each stockholder is entitled to one vote per share of Common Stock with respect to the proposal to amend the DaVita HealthCare Partners Inc. 2011 Incentive Plan (“Plan Proposal”). Under the rules of the NYSE, your broker, bank or other nominee may not vote your uninstructed shares on the Plan Proposal unless you give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise us that it lacks voting authority. Because there are no routine matters on the agenda for the Special Meeting for which brokers may vote uninstructed shares, there will be no “broker non-votes” permitted at the Special Meeting. Thus, if you hold your shares in “street name,” meaning that your shares are registered in the name of your broker, bank or other nominee, and you do not instruct your broker, bank or other nominee how to vote, no votes will be cast on your behalf at the Special Meeting. If the stockholders of record present in person or represented by their proxies and entitled to vote at the Special Meeting hold at least a majority of our shares of Common Stock outstanding as of the Record Date, a quorum will exist for the transaction of business at the Special Meeting. Stockholders attending the Special Meeting in person or represented by proxy at the Special Meeting who abstain from voting are counted as present for quorum purposes. Broker non-votes will not be permitted for the Special Meeting and as a result, will not be counted as present for quorum purposes and will have no effect on the vote.

How to Vote
Stockholders
Shares of our Common Stock may be held directly in your own name or may be held beneficially through a broker, bank or other nominee in street name. We have summarized below the distinctions between shares held of record and those owned beneficially.
Stockholder of Record - If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares and we are providing proxy materials directly to you. As the stockholder of record, you have the right to vote in person at the Special Meeting or to grant your voting proxy to the persons designated by us or a person you select.
Beneficial Owner - If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and you have been provided proxy materials from your broker, bank or other nominee who is considered the stockholder of record with respect to the shares. As the beneficial owner, you have the right to direct the broker, bank or nominee on how to vote your shares and are also invited to attend the Special

Meeting. Your broker, bank or nominee is obligated to provide you with a voting instruction form for you to use. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you bring with you to the Special Meeting a legal proxy, executed in your favor, from the stockholder of record. For additional information regarding admission to and voting at the Special Meeting, see the information under the heading "General Information - Admission to Special Meeting."
Voting
Whether you hold our shares as a stockholder of record or as a beneficial owner, you may vote before the Special Meeting by granting a proxy or, for shares held in street name, by submitting voting instructions to your bank, broker or nominee. Most stockholders will have a choice of voting through the Internet or by telephone or, if you received a printed copy of the proxy materials, by completing a proxy card or voting instruction form and returning it in a postage-prepaid envelope. Please refer to the instructions below and in the e-proxy notice. Please note that if you are a Company teammate that holds our shares through the DaVita Retirement Savings Plan (the "401(k) Plan"),

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certain earlier voting deadlines apply as indicated below under the heading "-Teammate 401(k) Stockholders."

Through the Internet
You may vote through the Internet by going to www.proxyvote.com and following the instructions. You will need to have the e-proxy notice, or if you received a printed copy of the proxy materials, your proxy card or voting instruction form, available when voting through the Internet. If you want to vote through the Internet, you must do so prior to 11:59 p.m., Eastern Time, on January 22, 2020. If you vote through the Internet, you do not need to return a proxy card.

By Telephone
You may vote by touchtone telephone by calling 1-800-579-1639. You will need to have your e-proxy notice, or if you received a printed copy of the proxy materials, your proxy card or voting instruction form, available when voting by telephone. If you want to vote by telephone, you must do so prior to 11:59 p.m., Eastern Time, on January 22, 2020. If you vote by telephone, you do not need to return a proxy card.

By Mail
If you are a beneficial owner, you may vote by mail by signing and dating your voting instruction form provided by your broker, bank or nominee and mailing it in a postage-prepaid envelope. If you are a stockholder of record and you received a printed copy of our proxy materials, you may vote by signing and dating your proxy card and mailing it in a postage-prepaid envelope. If you are a stockholder of record and received the e-proxy notice, in order to obtain a proxy card, please follow the instructions on the e-proxy notice. If you want to vote by mail, the proxy card or voting instruction form must be received prior to 11:59 p.m., Eastern Time, on January 22, 2020.

Teammate 401(k) Stockholders - If you participate in the 401(k) Plan and you are invested in our Common Stock fund in your account, you may give voting instructions to the 401(k) Plan trustee, Voya Institutional Trust (the "plan trustee"), as to the number of shares of Common Stock equivalent to the interest in our Common Stock fund credited to your account as of the most recent valuation date coincident with or preceding the Record Date. The plan trustee will vote your shares in accordance with your instructions received by January 20, 2020 at 11:59 p.m., Eastern Time. You may also revoke previously given voting instructions by January 20, 2020 at 11:59 p.m., Eastern Time, by filing with the plan trustee either written notice of revocation or a properly completed and signed voting instruction form bearing a later date. If you do not send instructions for the Plan Proposal, the plan trustee will vote the number of shares equal to the share equivalents credited to your account in the same proportion that it votes shares for which it did receive timely instructions.
Changing Your Vote - You may revoke your proxy at any time prior to the Special Meeting by submitting to the Corporate Secretary an instrument revoking it. In addition, if you provide more than one proxy, the proxy having the latest date will revoke any earlier proxy. If you attend the Special Meeting and you are a stockholder of record, you will be given the opportunity to revoke your proxy and vote in person. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote in person at the Special Meeting. If you are a beneficial owner, you must have a legal proxy from your bank, broker or nominee with you in order to vote in person at the meeting.

Votes Required for the Plan Proposal
The table below details information regarding the Plan Proposal to be voted on at the Special Meeting, the Board's recommendation on how to vote on the Plan Proposal, the vote required to approve the Plan Proposal and the effect of abstentions.

Proposal	Voting Options	Board Recommendation	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of Broker Non-Votes*
To approve an amendment to the 2011 Incentive Award Plan	For, Against or Abstain	FOR	Majority of shares of Common Stock present in person or by proxy and entitled to vote	Treated as votes Against	No effect
* See "General Information - Voting Information" for additional information on broker non-votes.

DaVita Inc. Notice of Special Meeting and Proxy Statement	9

Proxy Statement

Proxy Solicitation Costs
We will pay for the cost of preparing, assembling, printing and mailing to our stockholders the e-proxy notice, this Proxy Statement and the accompanying Notice of Meeting, as well as the cost of our solicitation of proxies relating to the Special Meeting. We may request banks and brokers to solicit their customers who beneficially own our Common Stock listed of record in names of nominees. We will reimburse these banks and brokers for their reasonable out-of-pocket expenses regarding these solicitations. We have also retained MacKenzie Partners, Inc. ("MacKenzie") to assist in the distribution and solicitation of proxies and to verify records related to the solicitation at a fee of up to $25,000 plus reimbursement for all reasonable out-of-pocket expenses incurred during the solicitation. MacKenzie and our officers, directors and employees may supplement the original solicitation by mailing of proxies, by telephone, facsimile, e-mail and personal solicitation. We have agreed to indemnify MacKenzie against liabilities and expenses arising in connection with the proxy solicitation unless caused by MacKenzie's gross negligence, willful misconduct or bad faith.

Delivery of Proxy Statement
Beneficial owners, but not record holders, of our Common Stock who share a single address may receive only one copy of the e-proxy notice and, as applicable, the Proxy Statement, unless their broker has received contrary instructions from any beneficial owner at that address. This practice, known as "householding," is designed to reduce printing and mailing costs. If any beneficial owner at such an address wishes to discontinue householding and receive a separate copy of the e-proxy notice and, if applicable, the Proxy Statement, they should notify their broker. Beneficial owners sharing an address to which a single copy of the e-proxy notice and, if applicable, the Proxy Statement was delivered can also request prompt delivery of a separate copy of the e-proxy notice and, if applicable, the Proxy Statement by contacting Investor Relations at the following address or phone number: Attn: Investor Relations, DaVita Inc., 2000 16th Street, Denver, Colorado 80202, (888) 484-7505. Additionally, stockholders who share the same address and receive multiple copies of the e-proxy notice and, if applicable, the Proxy Statement, can request a single copy by contacting us at the address or phone number above.

Admission to Special Meeting
Admission to the Special Meeting will be limited to holders of the Company's Common Stock as of the Record Date or the date of the Special Meeting, family members accompanying those holders of the Company's Common Stock, persons holding executed proxies from stockholders who held the Company's Common Stock as of the close of business on the Record Date and such other persons as the chair of the Special Meeting shall determine.
If you are a holder of the Company's Common Stock, you must bring certain documents with you in order to be admitted to the Special Meeting and in order to bring family members with you. The purpose of this requirement is to help us verify that you are actually a holder of the Company's Common Stock. Please read the following procedures carefully, because they specify the documents you must bring with you to be admitted to the Special Meeting. The items that you must bring with you differ depending upon whether you were a record holder of the Company's Common Stock as of the close of business on the Record Date, a holder of the Company's Common Stock in "street name" as of the close of business on the Record Date, or if you acquired the Company's Common Stock after the Record Date. For information regarding the distinction between "record holders" and holders of stock in "street name," see the information under the heading "General Information - How to Vote." If you are unsure as to whether you were a record holder of the Company's Common Stock as of the close of business on the Record Date, please call the

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Company's transfer agent, Computershare Trust Company, N.A., at (877) 889-2012.
If you were a record holder of the Company's Common Stock as of the close of business on the Record Date, then you must bring valid government-issued photo identification (such as a driver's license or passport) that matches your name on the Company's stock ledger as of the close of business on the Record Date.
At the Special Meeting, we will check your name for verification purposes against our list of record holders as of the close of business on the Record Date.
If a broker, bank or other nominee was the record holder of your shares of the Company's Common Stock as of the close of business on the Record Date, then you must bring:

•	valid government-issued photo identification (such as a driver's license or passport); and

•	proof that you owned shares of the Company's Common Stock as of the close of business on the Record Date.
Examples of proof of ownership include the following: (i) an original or a copy of the voting instruction form from your bank or broker with your name on it, (ii) a letter from your bank or broker stating that you owned the Company's Common Stock as of the close of business on the Record Date, or (iii) a brokerage account statement indicating that you owned the Company's Common Stock as of the close of business on the Record Date.
If you acquired your shares of the Company's Common Stock at any time after the close of business on the Record Date, you do not have the right to vote at the Special Meeting, but you may attend the meeting if you bring with you:

•	valid government-issued photo identification (such as a driver's license or passport); and

•	proof that you own shares of the Company's Common Stock.
Examples of proof of ownership include the following:

•	if a broker, bank or other nominee is the record holder of your shares of the Company's

Common Stock: (i) a letter from your bank or broker stating that you acquired the Company's Common Stock after the Record Date, or (ii) a brokerage account statement as of a date after the Record Date indicating that you own the Company's Common Stock; or

•	if you are the record holder of your shares of the Company's Common Stock, a copy of your stock certificate or a confirmation acceptable to the Company that you bought the stock after the Record Date.
If you are a proxy holder for a stockholder of the Company who owned shares of the Company's Common Stock as of the close of business on the Record Date, then you must bring:

•	the executed proxy naming you as the proxy holder, signed by a stockholder of the Company who owned shares of the Company's Common Stock as of the close of business on the Record Date;

•	valid government-issued photo identification (such as a driver's license or passport); and

•
proof of the stockholder's ownership of shares of the Company's Common Stock as of the close of business on the Record Date, in the form of (i) an original or a copy of the voting instruction form from the stockholder's bank or broker with the stockholder's name on it, (ii) a letter from a bank or broker indicating that the stockholder owned the Company's Common Stock as of the close of business on the Record Date, or (iii) a brokerage account statement indicating that the stockholder owned the Company's Common Stock as of the close of business on the Record Date.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted at the Special Meeting. The use of mobile phones during the Special Meeting is prohibited. Shares may be voted in person at the Special Meeting only by (a) the record holder as of the close of business on the Record Date or (b) a person holding a valid proxy executed by such record holder.

Electronic Availability of Proxy Materials for the Special Meeting
This Proxy Statement is available electronically at www.proxyvote.com.

DaVita Inc. Notice of Special Meeting and Proxy Statement	11

Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the ownership of our Common Stock as of November 15, 2019 by (a) all persons known by us to own beneficially more than 5% of our Common Stock, (b) each of our directors and named executive officers, and (c) all of our directors and executive officers as a group. We know of no agreements among our stockholders which relate to voting or investment power over our Common Stock or any arrangement the operation of which may at a subsequent date result in a change of control of the Company.

Name and address of beneficial owner[1]	Number of shares beneficially owned	Percentage of shares beneficially owned
Warren E. Buffett[2] Berkshire Hathaway Inc. 3555 Farnam St. Omaha, NE 68131	38,565,570	29.86%
The Vanguard Group[3] 100 Vanguard Blvd. Malvern, PA 19355	13,446,856	10.41%
BlackRock, Inc.[4] 55 East 52nd St. New York, NY 10055	12,931,031	10.01%
Directors and Officers:
Javier J. Rodriguez[5]	127,509	*
Joel Ackerman	5,287	*
Kathleen A. Waters[6]	12,972	*
LeAnne M. Zumwalt[7]	17,805	*
Kent J. Thiry[8]	762,743	*
Pamela M. Arway[9]	33,582	*
Charles G. Berg[10]	27,593	*
Barbara J. Desoer[11]	25,646	*
Pascal Desroches[12]	22,787	*
Paul J. Diaz[13]	28,868	*
Peter T. Grauer[14]	88,225	*
John M. Nehra[15]	109,332	*
Dr. William L. Roper[16]	29,080	*
Phyllis R. Yale[17]	20,842	*
All directors and executive officers as a group (17 persons)[18]	1,394,069	1.1%

*	Amount represents less than 1% of our Common Stock.

1	Unless otherwise set forth below, the address of each beneficial owner is 2000 16th Street, Denver, Colorado, 80202.

2
The number of shares beneficially owned as reported for Mr. Buffet and Berkshire Hathaway, Inc. is based solely on information contained in Amendment No. 4 to Schedule 13D filed with the SEC on November 12, 2019, by Berkshire Hathaway Inc., a diversified holding company which Mr. Buffett may be deemed to control. Such filing indicated that, as of November 1, 2019, Mr. Buffett and Berkshire Hathaway Inc. share voting and dispositive power over 38,565,570 shares of the Company’s Common Stock, which include shares beneficially owned by certain subsidiaries of Berkshire Hathaway Inc. as a result of being a parent holding company or control person. The percentage of shares beneficially owned as reported for Mr. Buffett and Berkshire Hathaway, Inc. was calculated by the Company as of November 15, 2019, using the total shares outstanding as of that date.

3
The number of shares beneficially owned as reported for The Vanguard Group is based solely on information contained in Amendment No. 8 to Schedule 13G filed with the SEC on February 11, 2019, as of December 31, 2018, The Vanguard Group has sole voting power

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with respect to 156,614 shares, shared voting power with respect to 39,657 shares, sole dispositive power with respect to 13,252,791 shares and shared dispositive power with respect to 194,065 shares. The percentage of shares beneficially owned as reported for The Vanguard Group was calculated by the Company as of November 15, 2019, using the total shares outstanding as of that date.

4
The number of shares beneficially owned as reported for BlackRock, Inc. is based solely on information contained in Amendment No. 3 to Schedule 13G filed with the SEC on February 4, 2019, as of December 31, 2018, BlackRock, Inc., an investment advisor, has sole voting power with respect to 11,684,301 shares and sole dispositive power with respect to 12,931,031 shares. The percentage of shares beneficially owned as reported for BlackRock, Inc. was calculated by the Company as of November 15, 2019, using the total shares outstanding as of that date.

5	Excludes 108,596 SSARs which are exercisable (or will become exercisable), as of or within 60 days after November 15, 2019 as the stock price was below the base price on November 15, 2019.

6	Excludes 28,164 SSARs which are exercisable (or will become exercisable), as of or within 60 days after November 15, 2019 as the stock price was below the base price on November 15, 2019.

7
Includes 12,486 RSUs issuable as of or within 60 days after November 15, 2019. Excludes 25,165 SSARs which are exercisable (or will become exercisable), as of or within 60 days after November 15, 2019 as the stock price was below the base price on November 15, 2019.

8
Includes 762,743 shares held in a family trust. Includes 90,090 RSUs issuable as of or within 60 days after November 15, 2019. Excludes 324,563 SSARs which are exercisable (or will become exercisable), as of or within 60 days after November 15, 2019 as the stock price was below the base price on November 15, 2019.

9
Includes 14,343 shares issuable upon the exercise of SSARs, which are exercisable as of, or will become exercisable within 60 days after, November 15, 2019. Excludes 9,677 SSARs which are exercisable (or will become exercisable), as of or within 60 days after November 15, 2019 as the stock price was below the base price on November 15, 2019.

10
Includes 10,766 shares issuable upon the exercise of SSARs, which are exercisable as of, or will become exercisable within 60 days after, November 15, 2019. Excludes 9,677 SSARs which are exercisable (or will become exercisable), as of or within 60 days after November 15, 2019 as the stock price was below the base price on November 15, 2019.

11
Includes 18,159 shares issuable upon the exercise of SSARs, which are exercisable as of, or will become exercisable within 60 days after, November 15, 2019. Excludes 5,015 SSARs which are exercisable (or will become exercisable), as of or within 60 days after November 15, 2019 as the stock price was below the base price on November 15, 2019.

12	Includes 16,989 shares issuable upon the exercise of SSARs, which are exercisable as of, or will become exercisable within 60 days after, November 15, 2019.

13
Includes 14,343 shares issuable upon the exercise of SSARs, which are exercisable as of, or will become exercisable within 60 days after, November 15, 2019. Excludes 9,677 SSARs which are exercisable (or will become exercisable), as of or within 60 days after November 15, 2019 as the stock price was below the base price on November 15, 2019.

14
Includes 20,949 shares issuable upon the exercise of SSARs, which are exercisable as of, or will become exercisable within 60 days after, November 15, 2019. Excludes 14,134 SSARs which are exercisable (or will become exercisable), as of or within 60 days after November 15, 2019 as the stock price was below the base price on November 15, 2019.

15
Includes 14,343 shares issuable upon the exercise of SSARs, which are exercisable as of, or will become exercisable within 60 days after, November 15, 2019. Excludes 9,677 SSARs which are exercisable (or will become exercisable), as of or within 60 days after November 15, 2019 as the stock price was below the base price on November 15, 2019.

16
Includes 14,343 shares issuable upon the exercise of SSARs, which are exercisable as of, or will become exercisable within 60 days after, November 15, 2019. Excludes 9,677 SSARs which are exercisable (or will become exercisable), as of or within 60 days after November 15, 2019 as the stock price was below the base price on November 15, 2019.

17
Includes 14,343 shares issuable upon the exercise of SSARs, which are exercisable as of, or will become exercisable within 60 days after, November 15, 2019. Excludes 4,579 SSARs which are exercisable (or will become exercisable), as of or within 60 days after November 15, 2019 as the stock price was below the base price on November 15, 2019.

18
Includes 138,578 shares issuable upon the exercise of SSARs, which are exercisable as of, or will become exercisable within 60 days after, November 15, 2019. Also includes 116,436 RSUs issuable as of or within 60 days after November 15, 2019. Excluded from this number are 643,052 SSARs which are exercisable (or will become exercisable), as of or within 60 days after November 15, 2019 as the stock price was below the base price on November 15, 2019.

DaVita Inc. Notice of Special Meeting and Proxy Statement	13

Proposal to Amend the DaVita HealthCare Partners Inc. 2011 Incentive Award Plan

Introduction
We are seeking your approval of an amendment to the 2011 Incentive Plan. The 2011 Incentive Plan includes a provision (the "Per Person Award Limit") that limits to 2,250,000 the number of shares of our Common Stock that may be subject to awards made to any one person during any consecutive twelve-month period. We are seeking your approval to amend the plan (the "Plan Amendment") to lift the Per Person Award Limit to allow for the one-time premium-priced stock-settled stock appreciation right (the "Premium-Priced SSAR Award", described further below) made to Javier J. Rodriguez, our Chief Executive Officer ("CEO") in order to further incentivize sustained, long-term stockholder value creation. Other than with respect to the Premium-Priced SSAR Award, the Per Person Award Limit would continue to apply. The Compensation Committee of our Board of Directors (the "Compensation Committee") and our independent directors each separately approved the Premium-Priced SSAR Award on November 4, 2019 (the "Grant Date"), subject to stockholder approval of the Plan Amendment.
The Premium-Priced SSAR Award is for 2,500,000 stock-settled appreciation rights with respect to the Company’s Common Stock at a base price of $67.80 (the "Base Price"). The Base Price is a 56% premium to the closing price ($43.42) of the Company's

Common Stock on the NYSE on May 31, 2019, the day before Mr. Rodriguez assumed the CEO role, and a 20% premium to the price per share ($56.50) at which the Company purchased shares in its "Dutch auction" tender offer that closed on August 22, 2019. On December __, 2019, the closing sale price of a share of Common Stock on the NYSE was $__.__.
Similar to option grants, Mr. Rodriguez will not realize any economic value from the Premium-Priced SSAR Award unless the price of the Company's Common Stock exceeds the Base Price on the date of exercise. In order to further align the interests of Mr. Rodriguez with our stockholders, the Premium-Priced SSAR includes a five-year holding period, which requires Mr. Rodriguez to hold the after-tax Gain Shares received upon exercise until at least five years from the Grant Date, subject to an earlier lapse of the holding period upon a change of control or Mr. Rodriguez’s death or termination due to disability. This holding period subjects any shares received to a full five years of potential stock price fluctuations.
Assuming stockholders approve the Plan Amendment, the Company does not intend to grant any additional equity awards to Mr. Rodriguez during the five-year life of the Premium-Priced SSAR Award.
Rationale for Premium-Priced SSAR Award
In connection with Mr. Rodriguez's transition to the CEO role in 2019, and leading up to the decision to grant the Premium-Priced SSAR Award to him, the Company and the Board received and proactively sought feedback from the Company’s largest stockholders on the structure of the executive compensation program as part of its ongoing stockholder engagement program. As discussed further below, following stockholder engagement, the independent Compensation Committee of the Board, in consultation with its independent compensation consultant, evaluated a number of alternatives to structure the compensation for Mr. Rodriguez in a way that continues to closely align him with Company and stock performance, particularly over the longer-term. The Compensation Committee concluded that the Premium-Priced SSAR Award incentivizes the creation of sustained and meaningful long-term value, as it is subject to a multi-year vesting period, a five-year holding period and utilizes a Base Price that is not a performance hurdle triggering exercisability at some lower price. Rather, Mr. Rodriguez only participates in the upside above this price, and would potentially receive no value for five years’ worth of equity awards if the required stockholder returns are not sustained. This Premium-Priced SSAR Award also demonstrates the Board’s strong confidence in Mr. Rodriguez’s leadership of DaVita and the momentum of his new strategy as well as the Board’s desire to ensure Mr. Rodriguez’s continued service during this period of DaVita’s strategic transformation.
The Company is at an important inflection point as an organization:

•	after divesting the DaVita Medical Group ("DMG") business in June 2019 to focus primarily on the Kidney Care business,

14

•	after effectuating the CEO transition following the announced retirement of Mr. Thiry in April 2019, and

•	while continuing to navigate the ongoing intricacies of a heavily regulated healthcare sector that will be a headlining topic as part of the upcoming 2020 election cycle.
We recognize that there is a lot of work to be done as we are in the early stages of this next phase of our evolution to benefit our patients, teammates, physician partners and healthcare community as a whole. The Board believes that the Premium-Priced SSAR Award provides a powerful incentive to Mr. Rodriguez to take steps that are intended to maximize the sustained, long term value of our Common Stock. Additionally, because gains from the Premium-Priced SSAR Award are settled in DaVita shares (not in cash), and those after-tax Gain Shares must be held for five years from the Grant Date, the Board believes that the Premium-Priced SSAR Award further aligns Mr. Rodriguez’s interests directly with those of the Company’s stockholders.
In connection with its continual review of the Company’s executive compensation program and the Company’s regular stockholder engagement program, the Company and Board received and proactively sought feedback from the Company’s largest stockholders on the current structure of the executive compensation program. As part of this process, the Compensation Committee, in consultation with its independent compensation consultant, considered other alternatives to incentivize Mr. Rodriguez, including continuing to utilize regular annual grants, as well as performance stock units with multiple performance targets. The Board recognized that a multi-year grant is uncommon, but at this stage in the Company’s evolution, the Board felt the Premium-Priced SSARs were the best alternative to directly link Mr. Rodriguez’s compensation with stockholder interests and give Mr. Rodriguez a strong incentive to execute successfully on the Company’s new strategies to drive meaningful and sustained long-term value for our stockholders. Among the investors who provided input on the executive compensation program was Berkshire Hathaway, the Company’s largest stockholder, who has indicated support for the Premium-Priced SSAR Award and its intention to vote in favor of the Plan Amendment.
Selected Premium
The Board felt that the Base Price (similar to an option’s exercise price) for the award should be set at a premium to the tender clearing price from our recently completed modified “Dutch auction” tender offer for our stock, because this was a meaningful indicator of value based on the views of our stockholders. By setting the Base Price ($67.80) at a 20% premium to the tender clearing price of $56.50, Mr. Rodriguez will have to create and sustain significant long-term value for our stockholders before he is able to realize meaningful value from this Premium-Priced SSAR Award. In addition, the Base Price is a significant premium to the stock price when Mr. Rodriguez assumed the CEO role. Specifically, the premium represented by the Base Price, compared to those benchmarks, is as follows:

	Date	Price	Premium
Stock price day before Mr. Rodriguez assumed CEO role	May 31, 2019	$43.42	56%
Tender clearing price	Aug. 22, 2019	$56.50	20%
On December __, 2019, the closing sale price of a share of Common Stock on the NYSE was $__.__.
Number of SSARs
Based on discussions with its independent compensation consultant, in determining the number of stock-settled appreciation rights ("SSARs") to be granted, the Compensation Committee considered, among other things, the expected value of equity awards that would otherwise have been granted to our Chief Executive Officer over a five-year period. The Compensation Committee felt that the Premium-Priced SSAR Award would provide a similar value to Mr. Rodriguez if he were successful in driving meaningful and sustained stockholder returns. Conversely, in the absence of meaningful and sustained stockholder returns, Mr. Rodriguez will realize little or no value from the Premium-Priced SSAR Award. The Board does not intend to grant any other equity awards to Mr. Rodriguez during the five-year term of the Premium-Priced SSAR Award. During the five-year term, Mr. Rodriguez will continue to receive a fixed base salary in line with competitive practices, which creates some certainty in base levels of compensation during the award’s term, and also will be eligible to receive an annual short term incentive award that is designed to align compensation with the achievement of annual objectives that are informed by and aligned with our strategy.
Holding Period
In designing the Premium-Priced SSAR Award, the Compensation Committee determined that the after-tax Gain Shares received should be subject to a

DaVita Inc. Notice of Special Meeting and Proxy Statement	15

holding period to further link Mr. Rodriguez’s interests with the longer-term interests of our stockholders. Accordingly, the Premium-Priced SSAR Award includes a five-year holding period, which requires Mr. Rodriguez to hold the after-tax Gain Shares received upon exercise until at least five years from the Grant Date, subject to an earlier lapse of the holding period upon a change of control or Mr. Rodriguez’s death or termination due to disability. This holding period subjects any shares received to a full five years of potential stock price fluctuations, further aligning Mr. Rodriguez’s compensation with the interests of our stockholders.

The Compensation Committee will continue to review our program and practices to ensure that they appropriately reflect our evolving business, our incentive and retention needs, and alignment with the pay practices of our comparator peer group. However, the Board remains committed to closely linking pay with performance and to promoting sustainable growth in stock price over the long-term and believes that the Premium-Priced SSAR Award provides a direct and ideal form of alignment between Mr. Rodriguez and the Company’s stockholders.
Terms of the Premium-Priced SSAR Award
The following is a summary of the most significant terms of the Premium-Priced SSAR Award:

Number of Stock-Settled Appreciation Rights:	2,500,000
Base Price:
$67.80

This Base Price represents a premium of:

* 56% to the closing price of the Company’s Common Stock on the NYSE on May 31, 2019, the day before Mr. Rodriguez assumed the CEO role, and

* 20% to the price per share at which the Company purchased shares in its tender offer that closed on August 22, 2019.

On December __, 2019, the closing sale price of a share of Common Stock on the NYSE was $__.__.

Vesting:
* 50% of the Premium-Priced SSAR Award will vest on the date that is three years from the Grant Date.

* 50% of the Premium-Priced SSAR Award will vest on the date that is four years from the Grant Date.

Grant Date:	November 4, 2019[1]
Settlement:
Upon exercise, Mr. Rodriguez will be entitled to receive a number of shares (the “Gain Shares”) of our Common Stock having a value equal to the difference between the value of the Common Stock on the date immediately preceding the date of exercise and the Base Price, multiplied by the number of shares with respect to which the Premium-Priced SSAR Award has been exercised. The Company will withhold shares reflecting tax withholding obligations, and Mr. Rodriguez will receive the net aftertax Gain Shares.

Expiration Date:	The Premium-Priced SSAR Award will expire on the date that is five years from the Grant Date.
Holding Period:
Mr. Rodriguez will be required to hold any Gain Shares he receives upon exercise, net of Gain Shares withheld to reflect tax withholding obligations from the date that is five years from the Grant Date—that is, for the full term of the award, subject to the lapse of the holding period upon a change in control of the Company or due to Mr. Rodriguez’s death or termination due to disability.

1 Date of approval by the Board. The Premium-Priced SSAR Award will be cancelled if stockholders do not approve the proposal to lift the Per Person Award Limit.

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Treatment upon Termination of Employment

Termination by Company without Cause or by Mr. Rodriguez for Good Reason (a "Qualifying Termination") not within two years of a Change in Control	Pro rata vesting; Mr. Rodriguez will have one year from the date of his termination of employment (the "Termination Date") to exercise the vested SSARs.
Qualifying Termination within two years of a Change in Control	Vesting in full; Mr. Rodriguez will have one year from Termination Date to exercise the vested SSARs.
Termination by Company for Cause or by Mr. Rodriguez without Good Reason	Vesting will cease as of the Termination Date; Mr. Rodriguez will have three months from the Termination Date to exercise the vested SSARs.
Termination Upon Death or Disability	Pro rata vesting; the vested SSARs will terminate one year after the Termination Date.
This summary is qualified in its entirety by reference to the Premium-Priced SSAR Award itself, which is attached to this Proxy Statement as Appendix A.
Plan Amendment
The Premium-Priced SSAR Award was granted under the 2011 Incentive Plan. The 2011 Incentive Plan currently includes the Per Person Award Limit, which, as described above, limits to 2,250,000 the number of shares of our Common Stock that may be subject to awards made to any one person during any consecutive twelve-month period. Accordingly, the full Premium-Priced SSAR Award is subject to an amendment of the 2011 Incentive Plan.
Our Board and the Compensation Committee have approved the Plan Amendment, subject to stockholder approval. The Plan Amendment would lift the Per Person Award Limit to allow for the one-time Premium-Priced SSAR Award. Other than with respect to the Premium-Priced SSAR Award, the Per Person Award Limit would continue to apply.
If the Plan Amendment is not approved by our stockholders, the Premium-Priced SSAR Award will be canceled.
Description of Terms of 2011 Incentive Plan
The following is a description of the material terms of the 2011 Incentive Plan, giving effect to the Plan Amendment.
The summary is qualified in its entirety by reference to the 2011 Incentive Plan itself, and the Plan Amendment, which are attached to this Proxy Statement as Appendix B.
Purpose
The purpose of the 2011 Incentive Plan is to promote our success and enhance our value by linking the individual interests of the members of the Board and our employees and consultants to those of our stockholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns for our stockholders. The 2011 Incentive Plan is further intended to provide us flexibility in our ability to motivate, attract, and retain the services of members of the Board, our employees and our consultants upon whose judgment, interest, and special effort of which the successful conduct of our operation is largely dependent.
Administration
The 2011 Incentive Plan is administered by the Compensation Committee. The Compensation Committee may delegate to a committee of one or more members of the Board or one or more of our officers the authority to grant or amend awards to participants other than our senior executives who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), employees who are "covered employees" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or a member of the Board or an officer to whom authority has been delegated under the 2011 Incentive Plan to grant or amend awards.
The Board, acting by a majority of its members in office, has authority to administer the 2011 Incentive Plan with respect to awards granted to non-employee members of the Board, and the Compensation Committee has authority to administer the 2011 Incentive Plan with respect to all other eligible individuals. References to Administrator in the

DaVita Inc. Notice of Special Meeting and Proxy Statement	17

Plan Proposal mean, as applicable, the full Board or the Compensation Committee as the entity to which the administration of the 2011 Incentive Plan has been delegated within the limits described in the 2011 Incentive Plan. Unless otherwise limited by the Board, the Administrator has the authority to administer the 2011 Incentive Plan with respect to grants of equity awards, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, as well as the authority to delegate such administrative responsibilities.
Eligibility
Employees and consultants of the Company and its affiliates and non-employee directors of the Company are eligible to participate in the 2011 Incentive Plan. As of ________, 2019, nine non-employee directors and approximately _____ employees are eligible to participate in the 2011 Incentive Plan if selected by the Administrator for participation.
Shares Available
The total number of shares authorized for issuance under the 2011 Incentive Plan is 94,356,676. The total number of shares remaining for issuance as of November 15, 2019 is 11,983,736. Shares available for issuance under the 2011 Incentive Plan are reduced (i) by 3.5 shares for each share delivered in settlement of an award, other than a stock option or a stock appreciation right ("Full Value Award"), and (ii) by one share for each stock option or stock appreciation right. Shares of our Common Stock issued under the 2011 Incentive Plan may be shares in treasury, authorized but unissued shares, or shares purchased in the open market.
If any shares subject to an award under the 2011 Incentive Plan that are not a Full Value Award are forfeited, expire, or such award is settled for cash, then any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the 2011 Incentive Plan. To the extent that a Full Value Award is forfeited, expires, or such award is settled for cash, the shares available under the 2011 Incentive Plan will be increased by 3.5 shares subject to such Full Value Award. However, any shares tendered or withheld to satisfy the grant, exercise price, or tax withholding obligation pursuant to any award and any shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on its exercise may not be used again for new grants under the 2011 Incentive Plan.
The payment of dividend equivalents in cash in

conjunction with any outstanding awards will not be counted against the shares available for issuance under the 2011 Incentive Plan.
Awards granted under the 2011 Incentive Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock (but not awards made in connection with the cancellation and repricing of an option or stock appreciation right) will not reduce the shares authorized for grant under the 2011 Incentive Plan. Additionally, in the event that a company acquired by us or any of our affiliates or with which we or any of our affiliates combined has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan may be used for awards under the 2011 Incentive Plan and will not reduce the shares authorized for grant under the 2011 Incentive Plan, and will be made only to individuals who were not employed by or providing services to us or any of our affiliates immediately prior to such acquisition or combination.
The maximum number of shares of our Common Stock that may be subject to one or more awards granted to any one participant pursuant to the 2011 Incentive Plan during any 12-month period is 2,250,000, and the maximum amount that may be paid in cash to any one participant during any calendar year is $10,000,000. As noted above, the Board and the Compensation Committee have approved an amendment to the 2011 Incentive Plan, subject to stockholder approval of the Plan Proposal, to lift the per person limit described in this paragraph to allow for the Premium-Priced SSAR Award.
Limitation on Full Value Award Vesting
Except as may be determined by the Administrator in the event of a consummation of a change of control, or the holder's death, disability, or retirement, a Full Value Award will not become fully vested earlier than three years from the grant date (two years in the case of an employee who is not an executive of the Company, or in the case of performance-based Full Value Awards, over a period of not less than one year), except that notwithstanding the foregoing, Full Value Awards (a) that do not exceed in the aggregate of 5% of the total number of shares available under the 2011 Incentive Plan will not be subject to the minimum vesting provisions, and (b) the Company may grant a Full Value Award to employees newly hired by the Company or any of its subsidiaries without respect to such minimum vesting provisions.

18

Awards
The 2011 Incentive Plan provides for the grant of incentive stock options, as defined under Section 422 of the Code ("ISOs"), nonqualified stock options, stock appreciation rights, restricted stock units, restricted stock, performance-based awards, dividend equivalents, stock payments, deferred stock unit awards and deferred stock awards.
Stock options. The option exercise price of all stock options granted pursuant to the 2011 Incentive Plan may not be less than 100% of the fair market value of our Common Stock on the date of grant. In general, the fair market value will be the closing sales price for a share of our Common Stock as quoted on the principal securities market on which shares of our Common Stock are traded on the date of grant, which as of December __, 2019 was $__. Stock options may vest and become exercisable as determined by the Administrator, but in no event may a stock option have a term extending beyond the fifth anniversary of the date of grant. ISOs granted to any person who owns, as of the date of grant, stock possessing more than 10% of the total combined voting power of all classes of our stock, however, may not have an exercise price that is less than 110% of the fair market value of our Common Stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant. The aggregate fair market value of the shares with respect to which options intended to be ISOs are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as Section 422 of the Code provides.
Stock appreciation rights. A stock appreciation right entitles its holder, upon exercise of all or a portion of the stock appreciation right (the number of shares of which are the "base shares"), to receive from us an amount determined by multiplying the difference obtained by subtracting the exercise or base price per share of the stock appreciation right from the fair market value at the time of exercise of the stock appreciation right by the number of shares with respect to which the stock appreciation right has been exercised (in the event the stock appreciation right is settled in shares, the shares obtained are the "gain shares"), subject to any limitations imposed by the Administrator. The exercise or base price per share subject to a stock appreciation right will be set by the Administrator, but may not be less than 100% of the fair market value on the date the stock appreciation right is granted. The Administrator determines the period during which the right to exercise the stock appreciation right vests in the holder, but in no event may a stock appreciation right have a term extending beyond the fifth anniversary of the date of grant. No portion of a stock appreciation right that is unexercisable at the time the holder's service with us terminates will thereafter become exercisable, except as may be otherwise provided by the Administrator. Payment pursuant to the stock appreciation right awards may be in cash, shares, or a combination of both, as determined by the Administrator.
Restricted stock units. A restricted stock unit award provides for the issuance of our Common Stock at a future date upon the satisfaction of specific conditions set forth in the applicable award agreement. The Administrator will specify the dates on which the restricted stock units will become fully vested and nonforfeitable, and the Administrator may specify such conditions to vesting as it deems appropriate, including conditions based on achieving one or more of the performance criteria, or other specific criteria, including service to us or any of our affiliates. Restricted stock units may not be sold, or otherwise hypothecated or transferred, and a holder of restricted stock units will not have voting rights or dividend rights prior to the time when the vesting conditions are satisfied and the shares of Common Stock are issued. Restricted stock units generally will be forfeited, and the underlying shares of our Common Stock will not be issued, if the applicable vesting conditions are not met. The Administrator will specify, or permit the restricted stock unit holder to elect, the conditions and dates upon which the shares underlying the vested restricted stock units will be issued (subject to compliance with the deferred compensation requirements of Section 409A of the Code). Restricted stock units may be paid in cash, shares, or both, as determined by the Administrator. On the distribution dates, we will transfer to the participant one unrestricted, fully transferable share of our Common Stock (or the fair market value of one such share in cash) for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. Restricted stock units may constitute or provide for a deferral of compensation subject to Section 409A of the Code, and there may be certain tax consequences if the requirements of Section 409A of the Code are not met.
Restricted stock. A restricted stock award is the grant of shares of our Common Stock at a price determined by the Administrator, if any, to be paid by the holder to us with respect to any restricted stock award, with cash, services or any other consideration that the Administrator deems acceptable, subject to the requirements of law, and that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing service to us or any of our affiliates or achieving one or more of the performance criteria, or

DaVita Inc. Notice of Special Meeting and Proxy Statement	19

other specific criteria. During the period of restriction, participants holding shares of restricted stock have full voting and dividend rights with respect to such shares unless otherwise provided by the Administrator. In addition, with respect to a share of restricted stock with performance-based vesting, dividends which are paid prior to vesting will be paid out to the holder only to the extent that the performance-based vesting conditions are subsequently satisfied and the share of restricted stock vests. Restricted stock generally may be repurchased by us at the original purchase price, if any, or forfeited, if the vesting conditions and other restrictions are not met. The restrictions will lapse in accordance with a schedule or other conditions determined by the Administrator.
Dividend equivalents may be granted pursuant to the 2011 Incentive Plan, except that no dividend equivalents may be payable with respect to options or stock appreciation rights. A dividend equivalent is the right to receive the equivalent value of dividends paid on shares. Dividend equivalents that are granted by the Administrator are credited as of dividend payment dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the Administrator. Such dividend equivalents will be converted to cash or additional shares of our Common Stock by such formula, at such time and subject to such limitations as may be determined by the Administrator. In addition, dividend equivalents with respect to an award with performance-based vesting that are based on dividends paid prior to vesting will be paid out to the holder only to the extent that the performance-based vesting conditions are subsequently satisfied and the award vests.
Stock payments. A stock payment is a payment in the form of shares of our Common Stock or an option or other right to purchase shares, as part of a bonus, deferred compensation or other arrangement. The number or value of shares of any stock payment will be determined by the Administrator and may be based on continuing service with us or any of our affiliates or achieving one or more of the performance criteria, or other specific criteria determined by the Administrator. Except as otherwise determined by the Administrator, shares underlying a stock payment that is subject to a vesting schedule or other conditions set by the Administrator will not be issued until those conditions have been satisfied. Stock payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards.
Deferred stock units. The number of deferred stock units will be determined by the Administrator and may be based on continuing service with us or any of our affiliates or achieving one or more of the performance criteria, or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Each deferred stock unit entitles its holder to receive one share of Common Stock on the date the deferred stock unit becomes vested or upon a specified settlement date thereafter. Except as otherwise determined by the Administrator, shares underlying a deferred stock unit award that is subject to a vesting schedule or other conditions set by the Administrator will not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a holder of deferred stock units will have no rights as a stockholder with respect to such deferred stock units until the award of deferred stock units has vested and any other applicable conditions and/or criteria have been satisfied and the shares of Common Stock underlying the award have been issued to the holder.
Deferred stock. Deferred stock provides for the deferred issuance to the holder of shares of our Common Stock. The number of shares of deferred stock will be determined by the Administrator and may be based on continuing service with us or any of our subsidiaries or affiliates or achieving one or more of the performance criteria, or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Except as otherwise determined by the Administrator, shares underlying a deferred stock award that is subject to a vesting schedule or other conditions set by the Administrator will not be issued until those conditions have been satisfied. Deferred stock may constitute or provide for a deferral of compensation subject to Section 409A of the Code, and there may be certain tax consequences if the requirements of Section 409A of the Code are not met.
Performance awards. Performance awards may be granted in the form of cash bonus awards, stock bonus awards, performance awards or incentive awards that are paid in cash, shares, equity awards or a combination of cash, shares or equity awards. The value of performance awards may be linked to any one or more of the performance criteria, or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Performance awards may be payable upon the attainment of pre-established performance goals based on one or more of the performance criteria, or other specific criteria determined by the Administrator. The goals are established and evaluated by the Administrator and

20

may relate to performance over any periods as determined by the Administrator.
Payment Methods. The Administrator will determine the methods by which payments by any award holder with respect to any awards granted under the 2011 Incentive Plan may be made, including, without limitation, by: (1) cash or check; (2) shares of our Common Stock issuable pursuant to the award or held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a fair market value at the time of delivery equal to the aggregate payments required; (3) delivery of a notice that the award holder has placed a market sell order with a broker with respect to shares of our Common Stock then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to us upon settlement of such sale; or (4) other form of legal consideration acceptable to the Administrator. Only whole shares of Common Stock may be purchased or issued pursuant to an award. No fractional shares will be issued, and the Administrator will determine, in its sole discretion, whether cash will be given in lieu of fractional shares or whether such fractional shares will be eliminated by rounding down.
Vesting and Exercise of an Award. The applicable award agreement governing an award will contain the period during which the right to exercise the award in whole or in part vests, including the events or conditions upon which the vesting of an award will occur or may accelerate. No portion of an award which is not vested at the holder's termination of service with us will subsequently become vested, except as may be otherwise provided by the Administrator in the agreement relating to the award or by action following the grant of the award.
Generally, an option or stock appreciation right may be exercised only while the holder remains an employee or non-employee director of us or one of our affiliates or for a specified period of time (up to the remainder of the award term) following the holder's termination of service with us or one of our affiliates. Upon the grant of an award or following the grant of an award, the Administrator may provide that the period during which the award will vest or become exercisable will accelerate, in whole or in part, upon the occurrence of one or more specified events, including a change in control or a holder's termination of employment or service with us or otherwise.
Transferability. No award under the 2011 Incentive Plan may be transferred other than by will or the then-

applicable laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order, unless and until such award has been exercised or the shares underlying such award have been issued and all restrictions applicable to such shares have lapsed. No award will be subject to the debts or contracts of the holder or his or her successors in interest or will be subject to disposition by any legal or equitable proceedings. During the lifetime of the holder of an award granted under the 2011 Incentive Plan, only such holder may exercise such award unless it has been disposed of pursuant to a domestic relations order. After the holder's death, any exercisable portion of an award may be exercised by his or her personal representative or any person empowered to do so under such holder's will or the then-applicable laws of descent and distribution until such portion becomes unexercisable under the 2011 Incentive Plan or the applicable award agreement. Notwithstanding the foregoing, the Administrator may permit an award holder to transfer an award other than an ISO to any "family member" of the holder, as defined under the instructions for use of the Form S-8 Registration Statement under the Securities Act of 1933, subject to certain terms and conditions. Further, an award holder may, in a manner determined by the Administrator, designate a beneficiary to exercise the holder's right and to receive any distribution with respect to any award upon the holder's death, subject to certain terms and conditions.
Forfeiture, Recoupment and Clawback Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards under the 2011 Incentive Plan, the Administrator will have the right to provide, in an award agreement or otherwise, or to require a holder to agree by separate written instrument, that (a) (i) any economic benefit received by the holder upon any receipt or exercise of the award, or upon the receipt or resale of any shares of Common Stock underlying the award, must be paid to the Company, and (ii) the award will terminate and any unexercised portion of the award will be forfeited, if (x) a termination of service occurs within a specific time period following receipt or exercise, (y) the holder at any time, or during a specified time period, engages in any activity in competition with the Company, or that is contrary to the interests of the Company, or (z) the holder incurs a termination of service for "cause" (as determined in the Administrator's discretion or as set forth in a written agreement between the Company and the holder); and (b) all awards (including any economic benefit received by the holder upon any receipt or exercise of any award or upon the receipt or resale of any shares of Common Stock underlying the award) will be subject to the provisions of any recoupment or clawback policies implemented by the

DaVita Inc. Notice of Special Meeting and Proxy Statement	21

Company, including, without limitation, any recoupment or clawback policies adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such recoupment or clawback policies and/or in the applicable award agreement.
Adjustment Provisions
Certain transactions with our stockholders not involving our receipt of consideration, such as stock splits, spin-offs, stock dividends or certain recapitalizations may affect the shares or the share price of our Common Stock (which transactions are referred to collectively as equity restructurings). In the event that an equity restructuring occurs, the Administrator will equitably adjust the class of shares issuable and the maximum number and kind of shares of our Common Stock subject to the 2011 Incentive Plan, and will equitably adjust outstanding awards as to the class, number of shares and price per share of our Common Stock. The Administrator will also adjust the number and kind of shares for which automatic grants are subsequently to be made to new and continuing non-employee directors pursuant to the 2011 Incentive Plan. Other types of transactions may also affect our Common Stock, such as a dividend or other distribution, reorganization, merger or other changes in corporate structure. In the event that there is such a transaction that is not an equity restructuring, and the Administrator determines that an adjustment to the 2011 Incentive Plan and any outstanding awards would be appropriate to prevent any dilution or enlargement of benefits under the 2011 Incentive Plan, the Administrator will equitably adjust the 2011 Incentive Plan as to the class of shares issuable and the maximum number of shares of our Common Stock subject to the 2011 Incentive Plan, as well as the maximum number of shares that may be issued to an employee during any calendar year, and will adjust any outstanding awards as to the class, number of shares, and price per share of our Common Stock in such manner as it may deem equitable.
In addition, if there is any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or other unusual or nonrecurring transactions or events, the Administrator may, in its discretion:

•
provide for the termination of any award in exchange for an amount of cash (if any) and/or other property equal to the amount that would have been attained upon the exercise of such award or realization of the participant's rights;

•
provide for the replacement of any award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon exercise of such award or realization or the participant's rights;

•
provide that any surviving corporation (or its parent or subsidiary) will assume awards outstanding under the 2011 Incentive Plan or will substitute similar awards for those outstanding under the 2011 Incentive Plan, with appropriate adjustment of the number and kind of shares and the prices of such awards;

•
make adjustments (i) in the number and type of shares of Common Stock (or other securities or property) subject to outstanding awards or in the number and type of shares of restricted stock or deferred stock or (ii) to the terms and conditions of (including the grant or exercise price) and the criteria included in, outstanding awards or future awards;

•	provide that awards may be exercisable, payable or fully vested as to shares of Common Stock covered thereby; or

•	provide that any outstanding award cannot vest, be exercised or become payable after such event.
Amendment and Termination
The Board may terminate, amend or modify the 2011 Incentive Plan at any time; however, except to the extent permitted by the 2011 Incentive Plan in connection with certain changes in capital structure, stockholder approval must be obtained for any amendment to (i) increase the number of shares available under the 2011 Incentive Plan, (ii) reduce the per share exercise price of the shares subject to any option or stock appreciation right below the per share exercise price as of the date the option or stock appreciation right was granted, and (iii) cancel any option or stock appreciation right in exchange for cash or another award when the option or stock appreciation right price per share exceeds the fair market value of the underlying shares.
Federal Income Tax Consequences
The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the 2011 Incentive Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2011 Incentive

22

Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2011 Incentive Plan. Each participant is advised to consult his or her particular tax advisor concerning the application of the United States federal income tax laws to such participant's particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.
If an optionee is granted a non-qualified stock option under the 2011 Incentive Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of a share of our Common Stock at such time, less the exercise price paid. The optionee's basis in the Common Stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our Common Stock at the time the optionee exercises such option. Any subsequent gain or loss will generally be taxable as a capital gain or loss. We or our affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount and at the same time as the optionee recognizes ordinary income, subject to limitations under Section 162(m) of the Code with respect to covered employees.
A participant receiving ISOs will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of our Common Stock received over the exercise or base price is an item of tax preference potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value at the time of sale and the exercise or base price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the tax consequences described for nonqualified stock options will apply.
The current federal income tax consequences of other awards authorized under the 2011 Incentive Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); restricted stock units, stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment based on the fair market value of the award at such time. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to limitations under Section 162(m) of the Code with respect to covered employees.
Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to awards under the 2011 Incentive Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.
New Plan Benefits and Historical Equity Awards
The Administrator has the discretion to grant awards under the 2011 Incentive Plan and, therefore, it is not possible as of the date of this Proxy Statement to determine future awards that will be received by named executive officers or others under the 2011 Incentive Plan. Please see the section entitled "Compensation Discussion and Analysis" for grants made to each of the named executive officers under the 2011 Incentive Plan during 2018.
The following table sets forth the number of restricted stock units ("RSUs") (including performance-based RSUs at target level of performance and service-based RSUs) and stock appreciation rights (including the Premium-Priced SSAR Award) that have been granted under the 2011 Incentive Plan to named executive officers and the other individuals and groups indicated since the inception of the 2011 Incentive Plan. As noted above, the Premium-Priced SSAR Award is subject to stockholder approval of the Plan Amendment.

DaVita Inc. Notice of Special Meeting and Proxy Statement	23

Name and Position	Restricted Stock Units and Performance Stock Units[1,2]	Stock Appreciation Rights[2]
Javier J. Rodriguez, Chief Executive Officer	366,583	3,390,492
Kent J. Thiry, Executive Chairman	661,821	3,070,994
Joel Ackerman, Chief Financial Officer and Treasurer	131,343	311,465
Kathleen A. Waters, Chief Legal Officer	94,515	162,877
LeAnne M. Zumwalt, Group Vice President, Public Affairs	39,267	161,867
All current executive officers (8 executive officers)	1,450,292	8,043,234
All current non-employee directors	117,030	785,669
All employees (other than current executive officers)	3,624,423	10,611,786

1
The Company has granted performance awards in the form of performance-based RSUs ("PSUs"). The amounts reported in this column with respect to unvested PSUs are based on the target award opportunity granted to the participant. Vesting levels for PSUs may range from 0% to 200% of target based on performance.

2
In addition to annual equity awards granted to the Named Executive Officers ("NEOs") in connection with the Company’s annual LTI program, this column includes for each applicable NEO: (i) incentive SSAR awards granted to Mr. Ackerman and Mses. Waters and Zumwalt and the promotional PSU equity incentive award granted to Mr. Rodriguez, in each case in connection with the June 2019 management transition and (ii) Mr. Rodriguez's Premium-Priced SSAR Award.

Vote Required for Approval
The affirmative vote of a majority of shares of Common Stock present in person or by proxy at the Special Meeting and entitled to vote on the Plan Proposal is required to approve the Plan Proposal. Abstentions will count as a vote against the Plan Proposal. Broker non-votes will not be permitted at the Special Meeting and therefore will have no effect.

The Board of Directors recommends a vote FOR the approval of the Plan Amendment.

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Compensation Discussion and Analysis

25

Compensation Discussion and Analysis

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis (the “CD&A”) is generally historical in nature and is based on the CD&A included in the Company’s Definitive Proxy Statement filed with the SEC on April 29, 2019, with a brief update of the section titled “Highlights of 2019 Executive Compensation Program” to summarize the compensation elements awarded to each of the NEOs in 2019. Because of the historical nature of this CD&A, it does not fully reflect the feedback received by the Company or the Board, including the rationale for the Premium-Priced SSAR Award that was a byproduct of that engagement. As discussed earlier in this Proxy Statement, in connection with Mr. Rodriguez's transition to the CEO role in 2019, and leading up to the decision to grant the Premium-Priced SSAR Award to him, the Company and the Board received and proactively sought feedback from the Company’s largest stockholders on the structure of the executive compensation program as part of its ongoing stockholder engagement program. Following stockholder engagement, the independent Compensation Committee of the Board, in consultation with its independent compensation consultant, evaluated a number of alternatives to structure the compensation for Mr. Rodriguez in a way that continues to closely align him with Company and stock performance, particularly over the longer-term. The Compensation Committee concluded that the Premium-Priced SSAR Award incentivizes the creation of sustained and meaningful long-term value, as it is subject to a multi-year vesting period, a five-year holding period and utilizes a Base Price that is not a performance hurdle triggering exercisability at some lower price. Rather, Mr. Rodriguez only participates in the upside above this price, and would potentially receive no value for five years’ worth of equity awards if the required stockholder returns are not sustained. This Premium-Priced SSAR Award also demonstrates the Board’s strong confidence in Mr. Rodriguez’s leadership of DaVita and the momentum of his new strategy as well as the Board’s desire to ensure Mr. Rodriguez’s continued service during this period of DaVita’s strategic transformation. We encourage you to read the proposal to amend the 2011 Incentive Plan, beginning on page 14, for further information regarding the Premium-Priced SSAR Award.

This CD&A describes our executive compensation program for the following NEOs:

NEO	TITLE
Javier. J. Rodriguez	Chief Executive Officer*
Kent. J. Thiry	Executive Chairman*
Joel Ackerman	Chief Financial Officer and Treasurer
Kathleen A. Waters	Chief Legal Officer
LeAnne M. Zumwalt	Group Vice President, Public Affairs
* Effective June 1, 2019, Mr. Rodriguez assumed the position of CEO of the Company and Mr. Thiry stepped down as Chairman of the Board and CEO of the Company and DMG and assumed the position of Executive Chairman of the Board (the "2019 management transition"). Please see the “-Management Transition” section later in this CD&A for a description of the compensation arrangements entered into in connection with the 2019 management transition. References throughout this CD&A to CEO refer to Mr. Thiry, who served in such position for all of 2018.
Pay and Performance Outcomes
Our executive compensation program is designed to align the interests of our executive officers with those of our stockholders by, among other things, linking short-term and long-term compensation with financial and operating performance. We believe that this alignment was manifested in the following features of our executive compensation program in 2018:

•
Payout under the 2018 Short-Term Incentive Program ("STI Program") was above target driven by top end of guidance results for the year on adjusted operating income and strong performance on the clinical objective and the various strategic objectives. See "—Elements of Compensation—Short-Term Incentive Program (STI Program) for 2018."

26

◦	70% of the payout under the 2018 STI Program was directly tied to adjusted operating income, the primary financial metric on which the Company provides annual guidance to stockholders.

◦
The other 30% focused on a clinical criterion and strategic criteria which varied by individual, to provide balance against the financial results and alignment with the Company's strategic and operating imperatives for 2018.

•
Payouts under our Long-Term Incentive Program ("LTI Program") were well below target and estimated grant date fair value based on stock price performance and a view of long-term performance. Over the past few years, total stockholder return and operating income from continuing operations had negative trends.

◦	As compared to the original grant date fair value, our CEO vested in only 14% of the 2015 PSUs and 66% of the 2016 PSUs based on performance conditions that can be calculated as of March 31, 2019.

◦	Our CEO realized only 6% of the grant date fair value of equity granted in prior years that vested in 2018. See "—Executive Summary—Realized LTI."

Changes to Executive Compensation Program in 2018
We made a number of changes to the executive compensation program in 2018 in response to feedback received from our stockholders about our executive compensation program as well as to respond to changes in our business and to better align the compensation structure for our executive officers with the long term interests of our stockholders. These changes are described in more detail later in this Proxy Statement and the highlights are summarized below:

•
We have provided enhanced disclosure about our executive compensation program, including providing more detail on the actual value realized by our former CEO on long-term incentives vesting in 2018 as compared to their grant date fair value.

•
In 2018, we amended our CEO’s employment agreement to remove a grandfathered change-in-control tax gross-up payment provision. Following this amendment, none of our employees are entitled to any change-in-control tax gross-up payments.

•
In order to maximize consistency in goals under our STI Program from year to year, while still retaining the compensation program’s alignment with the Company’s strategic and operating imperatives over time, we retained the same general framework for our 2018 and 2019 STI Programs. For participants in the 2018 STI Program, 70% of the annual incentive was tied to a financial metric, 15% was tied to a clinical metric and the remaining 15% was allocated to strategic objectives which varied by individual.

•
There were no changes made to the 2018 base salaries for our named executive officers as compared to 2017. We moved from a 'maximum-based' bonus potential to a 'target-based' annual incentive opportunity under our STI Program to be more aligned with market practices.

•
We moved long-term incentives for all executive officers to stock-based vehicles to provide stronger alignment with stockholders, whereas previously we used cash-based long-term incentive vehicles for executive officers other than the CEO.

•
After consultation with the Compensation Committee’s independent compensation consultant, Compensia, and review of market practices, we introduced a retirement policy for executive officers ("Rule of 65 Retirement

DaVita Inc. Notice of Special Meeting and Proxy Statement	27

Compensation Discussion and Analysis

Policy"), allowing for post-retirement vesting for executive officers who met certain minimum age and tenure requirements. The purpose of the Rule of 65 Retirement Policy is to align the decision-making by executive officers with the long-term interests of stockholders by providing for the ability to continue to benefit from the realization of value from equity awards that would otherwise be forfeited when the executive officer's employment with the Company ceases. Retirement benefits for long-tenured executives are common in the marketplace. Although it did not result in a cash payment or the issuance of any incremental equity, the adoption of the Rule of 65 Retirement Policy resulted in a one-time accounting modification charge for certain outstanding equity awards reflected as additional compensation in the Summary Compensation Table. See the subsection "—Executive Compensation—Potential Payments Upon Termination or Change of Control— Rule of 65 Retirement Policy" for further information regarding the Rule of 65 Retirement Policy.

•
Contingent upon the closing of the DMG transaction (as defined below), we modified the PSUs granted in 2016 to reallocate the performance criteria related to 2019 DMG adjusted operating income to the other criteria used in the 2016 PSU grant, given that upon close the performance of this criterion would not be measurable. Although this did not involve a new grant of equity, this adjustment resulted in a one-time accounting modification charge reflected as additional compensation in the 2018 Summary Compensation Table.

•
Our Chief Financial Officer and Chief Legal Officer each received a grant of PSUs in 2018 in connection with their role in negotiating the terms of the DMG transaction. These PSUs vested 50% on the close of the DMG transaction and will vest 50% 18 months thereafter, subject to the NEO's continued employment through the applicable vesting date. If the DMG transaction had not closed, none of these PSUs would have been eligible to vest and neither Mr. Ackerman nor Ms. Waters would have realized any equity therefrom. In addition, the Compensation Committee retained the ability to reduce these PSU awards, including to zero, at its sole discretion, at any time prior to the closing of the DMG transaction.

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Executive Summary

Our Business
During 2018, the Company consisted of two major divisions, DaVita Kidney Care (“DKC”) and DMG. DKC is comprised of our U.S. dialysis and related lab services, our ancillary services and strategic initiatives, including our international operations, and our corporate administrative support. Our U.S. dialysis and related lab services business is our largest line of business and is a leading provider of kidney dialysis services in the U.S. for patients suffering from chronic kidney failure, also known as end stage renal disease (“ESRD”). DMG was our patient- and physician-focused integrated healthcare delivery and management company with over two decades of providing coordinated, outcomes-based medical care in a cost effective manner. On December 5, 2017, we entered into an equity purchase agreement to sell DMG to Collaborative Care Holdings, LLC, a subsidiary of UnitedHealth Group Inc., subject to receipt of required regulatory approval and other customary closing conditions ("DMG transaction"). The DMG transaction closed on June 19, 2019.
As of December 31, 2018, we provided dialysis and administrative services in the U.S. through a network of 2,664 outpatient dialysis centers in 46 states and the District of Columbia, serving a total of approximately 202,700 patients. As of December 31, 2018, we also provided acute inpatient dialysis services in approximately 900 hospitals and related laboratory services throughout the U.S. In 2018, our overall network of U.S. outpatient dialysis centers increased by 154 dialysis centers primarily as a result of opening new centers and acquisitions. In addition, the overall number of patients that we served as of December 31, 2018 in the U.S. increased approximately 2.5% from December 31, 2017.
Through capitation contracts with some of the nation’s leading health plans, DMG had approximately 753,800 members under its care in southern California, central and south Florida, southern Nevada, and central New Mexico as of December 31, 2018. In addition to its managed care business, during the year ended December 31, 2018, DMG provided care in all of its markets to over 932,700 patients whose health coverage is structured on a fee-for-service basis, including patients enrolled through traditional Medicare and Medicaid programs, preferred provider organizations and other third party payors.

The DMG patients as well as the patients of DMG’s associated physicians, physician groups and independent practice associations benefited from an integrated approach to medical care that places the physician at the center of patient care. As of December 31, 2018, DMG delivered services to its members via a network of approximately 750 primary care physicians, over 3,200 associated group and other network primary care physicians, approximately 185 network hospitals, and several thousand associated group and network specialists. Together with hundreds of case managers, registered nurses and other care coordinators, these medical professionals utilized a comprehensive information technology system, sophisticated risk management techniques and clinical protocols to provide high-quality, cost-effective care to DMG’s members.
Our executive compensation program is best understood within the context of the business environment in which we operate. For example, we face various types of external risks in the healthcare industry, including public policy uncertainty such as prospective implementation of federal healthcare reform legislation and similar measures that may be enacted at the state level; potential changes to and increases in regulation by numerous federal, state and local government entities; reductions in reimbursements under federal and state healthcare programs, including Medicare and Medicaid; and recent decline in the rate of growth of the ESRD patient population. As a result, we believe that in certain circumstances it is appropriate to have performance measures that provide a target, or near-target, level of performance-based compensation for maintaining, rather than improving, certain results, in light of the headwinds and downward pressures referenced above.
Our Executive Compensation Structure
Our executive compensation program is designed to be aligned with our strategic, operational and financial objectives, and to align the interests of our executives with the long-term interests of our stockholders. Our executive compensation structure is comprised of both short-term and long-term incentive opportunities, which are based on challenging performance goals that we believe align with our strategic objectives, including to provide high-quality care to our patients,

DaVita Inc. Notice of Special Meeting and Proxy Statement	29

Compensation Discussion and Analysis

increase profitability, maximize growth and increase stockholder value.
The design of our 2018 short-term and long-term incentive criteria, described in further detail in the subsection titled "- Elements of Compensation," emphasizes our objectives as a Company. Our resulting compensation structure for 2018 incorporates incentives tied to clinical care, profit and growth.

We believe it is important to maintain consistency with our compensation philosophy and approach, described in further detail below in the subsection entitled “—Our Compensation Design and Philosophy,” to continue to incentivize management toward short-term and long-term strategic, financial and operating goals, which are intended to create long-term stockholder value.
NEO Pay Elements

Given our emphasis on variable compensation, the Compensation Committee generally limits increases to fixed compensation amounts for our executives and delivers a greater percentage of compensation increases in the form of variable compensation. After taking into account individual performance, changes to portfolio of responsibilities and comparative market data provided by the Compensation Committee’s independent compensation consultant, Compensia, the committee did not adjust the base salary levels of the NEOs in 2018.

The following charts presented in this "NEO Pay Elements" section illustrate the allocation of the total direct compensation that the CEO and the other NEOs (on average) are eligible to earn, including annual bonus at target, and in the case of the long-term incentives, those that were granted in 2018.

*These charts exclude the accounting charges associated with the modification of prior year equity awards in connection with implementation of the Rule of 65 Retirement Policy and the modification of certain 2016 PSUs to reallocate the performance criteria related to a DMG performance metric, which was contingent on completion of the DMG transaction. These charts also exclude the special PSU awards granted to Mr. Ackerman and Ms. Waters in 2018 in recognition of their respective roles in the DMG transaction. Vesting of these PSUs was contingent upon the closing of the transaction, as well as continued service through the applicable vesting date, and the Compensation Committee retained the authority to reduce these PSU awards, including to zero, at its sole discretion at any time prior to the closing of the DMG transaction.

30

The following charts illustrate the allocation of performance-based versus time-based total direct compensation that the CEO and the other NEOs (on average) were eligible to earn, including annual bonus at target and in the case of the long-term incentives, those that were granted in 2018. Although RSUs represent "at risk" compensation in that their value fluctuates based on our stock price, we include salary and RSUs in time-based compensation, and target annual bonus, SSARs and PSUs in performance-based compensation. In designing the 2018 executive compensation program, the Compensation Committee provided all of the CEO’s long-term incentive grants in the form of PSUs and RSUs rather than the prior mix of SSARs and PSUs. This change was made in order to further align the CEO’s compensation mix with market data and to supplement the retentive aspect of the program with RSUs in light of the fact that the CEO’s equity grants had been delivered entirely in the form of performance-based compensation (PSUs and/or SSARs) since 2014.

*These charts exclude the accounting charges associated with the modification of prior year equity awards in connection with implementation of the Rule of 65 Retirement Policy and the modification of certain 2016 PSUs to reallocate the performance criteria related to a DMG performance metric, which was contingent on completion of the DMG transaction. These charts also exclude the special PSU awards granted to Mr. Ackerman and Ms. Waters in 2018 in recognition of their respective roles in the DMG transaction. Vesting of these PSUs was contingent upon the closing of the transaction, as well as continued service through the applicable vesting date, and the Compensation Committee retained the authority to reduce these PSU awards, including to zero, at its sole discretion at any time prior to the closing of the DMG transaction.
The Compensation Committee believes that the above compensation structure appropriately balanced promoting long-term stockholder value creation and preventing excessive risk-taking.
Consideration of Say-on-Pay Results and Pay for Performance
At our annual meeting of stockholders held in June 2018, approximately 95% of the votes cast by stockholders at the annual meeting were voted in favor of the compensation program for our NEOs. In addition, at our meeting of stockholders held in June 2019, approximately 91% of the votes cast by stockholders at the annual meeting were voted in favor of the compensation program for our NEOs. We believe these votes reflect strong support for our executive compensation program. However, we continue to evaluate our program to find ways we can refine it and further align management incentives with stockholder interests. Part of that evaluation involves soliciting feedback from investors as part of an ongoing dialogue with our shareholders that we maintain throughout the year. As discussed elsewhere in this Proxy Statement, we firmly believe that engaging with investors is fundamental to our commitment to good governance and essential to maintaining our strong corporate governance practices. We believe in a collaborative approach to stockholder outreach and value the variety of investors’ perspectives received, which deepens our understanding of stockholder interests and fosters a mutual understanding of governance priorities.

In connection with the stockholder outreach following our 2018 annual meeting, at the direction of the Compensation Committee, management contacted stockholders representing approximately 66% of our shares outstanding, including our largest institutional stockholders, to discuss our existing compensation practices, including recent developments such as the adoption of the Rule of 65, and other corporate governance matters.
During these discussions as part of our stockholder outreach following our 2018 annual meeting of stockholders, we felt the overall sentiment from stockholders regarding our existing compensation structure, sustainability initiatives and governance matters continued to be positive. Overall, investors expressed general satisfaction with our executive compensation program and corporate governance

DaVita Inc. Notice of Special Meeting and Proxy Statement	31

Compensation Discussion and Analysis

practices and support of a continued emphasis on “pay-for-performance.” See the subsection titled "—Elements of Compensation—Highlights of 2019 Executive Compensation Program." We have and will continue our ongoing engagement with our stockholders on corporate governance, executive compensation and sustainability matters that are of interest to them.
Since 2012, we have maintained this practice of routinely engaging with stockholders to discuss our executive compensation program and have shared this stockholder feedback with the Compensation Committee. The Compensation Committee intends to continue to consider feedback we receive from our stockholders, including the 2018 and 2019 say-on-pay results, and to make changes in response to such stockholder feedback when deemed appropriate to further align our executive compensation program and the individual compensation of our NEOs with our compensation and business objectives and stockholder interests. While we have made a number of changes in response to feedback received during stockholder engagement, the table below illustrates how certain feedback we have received over the past several years correlates to the design of certain aspects of our executive compensation program structure.
Board Responsiveness to Stockholder Feedback

What We Heard		What We Did

•	The Company should generally avoid overlap in metrics for short-term and long-term incentive programs	•	Introduced distinct metrics for short-term and long-term incentive plans (2018)
•	The Company should have a long-term metric tied to returns on capital	•	Introduced long-term earnings per share ("EPS") as PSU target for CEO (2016) and more broadly for executive officers (2017)
•	The variability in metrics from year-to-year made it difficult to compare the program results over multiple years	•	Introduced more consistency in the framework of our short-term incentive program (2017) and in our PSU structure (2018)
•	Executive officers should not have excise tax gross-up in case of a change of control	•	Removed excise tax gross-up provision in CEO’s employment agreement (2018)
•	The Company should use a “target-based” annual incentive structure rather than a “maximum-based” annual incentive structure to be more in-line with peer companies	•	Switched to “target-based” annual incentive structure (2018)
•	Investors are generally pleased with the Company's sustainability and social responsibility programs and want to see the Company continue to focus on these initiatives	•	The Company continues to advance sustainability and social responsibility initiatives and disclosures
•	Average board tenure is above average with several long-serving directors	•	Added three new directors over 2015 - 2017

Our Compensation Design and Philosophy
Our ability to recruit, engage, motivate and retain highly qualified executives is essential to our long-term success. Historically, our compensation program structure has focused on optimizing (i) incentives and metrics that we believe result in the greatest degree of alignment with stockholder interests, and (ii) effective recruitment, engagement, motivation and retention of executives.

Since revamping our compensation structure in 2014 in response to stockholder comments, we have been moving in the direction of simplifying and standardizing our compensation program. As a result, and given generally favorable reception by stockholders to our compensation program and our most recent say-on-pay vote, the changes made for the 2019 annual program were incremental in nature and did not represent wholesale design changes. Greater detail on

32

the changes we made to our short- and long-term incentive programs are provided in the subsection titled "—Elements of Compensation—Highlights of 2019 Executive Compensation Program."
2018 Financial and Performance Highlights
Our overall 2018 financial and operating performance benefited from increased treatment volume from acquired and non-acquired growth in both our U.S. dialysis and related lab services and our international businesses and a corresponding increase in revenue, as well as the administration of calcimimetics (a class of drugs used to treat secondary hyperparathyroidism, a common condition in ESRD patients which can result in bone fractures). This was offset by increases in labor costs, benefits costs due to the implementation of a 401(k) matching program, pharmaceutical costs due to the administration of calcimimetics, other center related costs and advocacy costs to counter certain union-backed policy initiatives. We believe that the NEOs were instrumental in achieving our 2018 results, including the following achievements and financial and operating performance indicators for 2018 as compared to 2017:

•
improved key clinical outcomes in our U.S. dialysis operations, including the sixth consecutive year as a leader in Centers for Medicare and Medicaid Services' ("CMS") Quality Incentive Program and for the last five years under the CMS Five-Star Quality Rating system;

•	4.9% é consolidated net revenue growth;

•	10.4% é net revenue growth in our U.S. dialysis segment operations;

•	4.1% é U.S. dialysis treatment growth;

•	154 é net increase of U.S. dialysis centers and a net increase of 4 international dialysis centers;

•	2.5% é increase in the overall number of patients we serve in the U.S.;

•	repurchased 16,844,067 shares of our Common Stock for $1.2 billion;

•	$1.8 billion consolidated operating cash flows, or $1.5 billion from continuing operations (DKC); and

•
Proposition 8, a California state wide ballot initiative that sought to significantly limit the amount of revenue dialysis providers could retain from caring for patients with commercial insurance, was defeated in California.

We believe our U.S. dialysis and related lab services clinical outcomes compare favorably with other dialysis providers in the United States and generally exceed the dialysis outcome quality indicators of the National Kidney Foundation. One of the most important measures of clinical quality is the percentage of patients for whom hemodialysis access to the bloodstream is provided by a central venous catheter ("CVC") for 90 days or more (the "CVC rate"). Dialysis performed through a CVC access point is less effective than dialysis performed through a fistula or graft access point. In addition, a CVC access point is more prone to infections. As a result, the lower the CVC rate, the better. Our CVC rate in 2017 was 8.4%, as compared to 11.2% for the rest of the industry, as reported in the "Dialysis Facility Compare" dataset published by CMS.

DaVita Inc. Notice of Special Meeting and Proxy Statement	33

Compensation Discussion and Analysis

Linking 2018 NEO Compensation to Performance
Our compensation program for our NEOs emphasizes compensation based on performance and is designed to align our NEOs’ interests with those of our stockholders. To that end, our compensation program is designed to reward those individuals who have performed well in creating and protecting significant long-term value for the Company and its stockholders by permitting them to share in the value generated. As such, our compensation program heavily emphasizes variable compensation in the form of performance-based cash and equity awards.
When determining the compensation for our NEOs for 2018, the Compensation Committee evaluated the following:

•	clinical operating results

•	financial performance

•	advances in strategic imperatives

•	organizational development
Specifically in determining the amounts of the annual performance incentives for 2018, the Compensation Committee evaluated the outcome of the specific performance metrics for the short-term incentive program. See subsection "—Elements of Compensation—Short-Term Incentive Program (STI Program) for 2018" below for further discussion.
In determining the amounts of the annual long-term incentive awards for 2018, the Compensation Committee considered historical long-term incentive awards, realized compensation in the context of actual performance against previously set targets, relative performance and grants as compared to other executives in the Company, and the pay practices of our peer group, all as more fully detailed in the subsection titled "—Elements of Compensation—Long-Term Incentive Program (LTI Program) for 2018—Determining LTI Program Award Amounts." The following table shows the 2018 total direct compensation elements (base salary, annual performance-based cash award paid and long-term incentive award granted) determined by the Compensation Committee for each NEO. This table is not a substitute for the information disclosed in the 2018 Summary Compensation Table and related footnotes. Specifically, the table below includes the grant date fair value of all 2018 equity awards (SSARs, RSUs and PSUs) but does not include the accounting charges associated with the modification of prior year equity awards in connection with implementation of the Rule of 65 Retirement Policy and the reallocation of DMG performance criteria under the 2016 PSUs, contingent on the completion of the DMG transaction (the "Annual LTI Award"). See subsections "—Executive Compensation—Potential Payments Upon Termination or Change of Control—Rule of 65 Retirement Policy" and "—Elements of Compensation—Long-Term Incentive Program (LTI Program) for 2018—Eligible Payouts for PSUs Granted in 2015 and 2016" below for further discussion.

Name	Base Salary[1]	Annual Cash Award		Annual LTI Award[4]		Total Direct Compensation
Kent J. Thiry	$1,300,000	$3,303,371	[2]	$11,916,880		$16,520,251
Javier J. Rodriguez	$900,000	$1,947,978	[2]	$4,926,673		$7,774,651
Joel Ackerman	$700,000	$1,279,902	[2]	$4,636,362	[5]	$6,616,264
Kathleen A. Waters	$540,000	$646,045	[2]	$4,074,631	[5]	$5,260,676
LeAnne M. Zumwalt	$400,000	$280,000	[3]	$1,105,693		$1,785,693

1	The amounts reported here reflect the base salary amounts actually paid during the 2018 fiscal year.

2	The amounts reported here reflect the payments made to Messrs. Thiry, Rodriguez and Ackerman and Ms. Waters under the 2018 STI Program.

3	Ms. Zumwalt did not participate in the 2018 STI Program. The amount reported reflects the bonus payment under the annual bonus program applicable to Ms. Zumwalt, as described further below.

4
The amounts reported under the Annual LTI Award column consist of the grant date fair value of all 2018 equity awards (SSARs, RSUs and PSUs). The amount for Mr. Thiry excludes the accounting charges associated with the modification of prior year equity awards in connection with the implementation of the Rule of 65 Retirement Policy and the reallocation of performance criteria related to a DMG metric under the 2016 PSUs, contingent on the completion of the DMG transaction. See subsections "—Executive Compensation—Potential Payments Upon Termination or Change of Control—Rule of 65 Retirement Policy" and "—Elements of Compensation—Long-Term Incentive Program (LTI Program) for 2018—Eligible Payouts for PSUs Granted in 2015 and 2016" below for further discussion. For additional details on the terms of the 2018 equity awards, see "—Executive Compensation—2018 Summary Compensation Table" and "—Elements of Compensation—Short-Term Incentive Program for 2018," respectively.

5
The amounts reported here include a special PSU award associated with the DMG transaction to recognize the role of Mr. Ackerman and Ms. Waters in that transaction. The transaction PSUs vested 50% upon the closing of the DMG transaction and will vest 50% 18 months thereafter, subject to the NEO's continued employment through the applicable vesting date. Vesting of the transaction PSUs was contingent on the closing of the DMG transaction, and the Compensation Committee retained the authority to reduce these PSU awards, including to zero, at its sole discretion at any time prior to the closing. The grant date fair value of these PSUs was $1,491,666 in the case of Mr. Ackerman and $2,187,768 in the case of Ms. Waters.

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Realized LTI
To help our stockholders evaluate the alignment of our executive pay with performance and the rigor of the Company's long-term incentive criteria, the table below compares the actual value realized by Mr. Thiry upon vesting from long-term incentive awards ("Realized LTI") to the grant date fair value of those awards over the three-year period for which compensation is disclosed in this Proxy Statement (2016, 2017 and 2018). The second column presented for each year in the graph below represents the value of equity on the applicable vesting date during the year as a percentage of the estimated vesting value based on the original grant date fair value. Specifically, the value of equity at each vesting date is represented by the sum of (i) the actual intrinsic value of any SSAR vested in the indicated year, valued based on the closing stock price as of the date of vesting, (ii) the value of any RSU award vested in the indicated year, valued based on the closing stock price as of the date of vesting and (iii) the value of any PSU award vested in the indicated year, reflecting the actual shares earned for those PSUs, based on the performance metric outcome and the closing stock price as of the date of vesting. For example, Mr. Thiry was scheduled to vest in approximately $8.2M in 2018 based on the grant date fair value from previous SSAR and PSU awards; however, the actual value at vest was $0.5M due to target outcomes of 7% and 14% on the 2014 and 2015 PSUs, respectively, and no value was included from relevant SSARs since the stock price on the vesting date was below the base price. As a result, Mr. Thiry vested in equity in 2018 with a value of 6% of the grant date fair value of that equity.
Some companies present "Realized Pay," rather than Realized LTI, and define Realized Pay based on actual income reported on a W-2. We believe that Realized LTI is more useful to our stockholders as it allows for an evaluation of the specific relationship between pay and performance over a longer period of time. In addition, we choose to define Realized LTI as indicated above because we feel this definition allows a better analysis of pay for performance. W-2 income is impacted by an executive officer's decision on when to exercise options or SSARs, which can be influenced by a variety of factors. In addition, because our SSARs vest 50% after three years and 50% after four years and have a five-year life, there is limited opportunity for our executive officers to realize meaningful value from SSARs after vesting given their shorter life.

* Represents the total stockholder return based on average closing stock price for each trading day in the first quarter of the indicated year as compared to the corresponding average 3 and 4 years prior, which are the years in which the equity grants had been made that vest in the indicated years.

DaVita Inc. Notice of Special Meeting and Proxy Statement	35

Compensation Discussion and Analysis

Realizable Pay
To demonstrate further the alignment of executive pay with performance, the table below compares the realizable pay (actual cash compensation and the intrinsic value of equity-based compensation as of year-end) for Mr. Thiry over the three-year period for which compensation is disclosed in this Proxy Statement (2016, 2017 and 2018). This table provides supplemental disclosure and should not be viewed as a substitute for the information disclosed in the 2018 Summary Compensation Table and related footnotes (dollars in millions).

CEO Realizable Pay
(Based on estimated payouts for performance periods not yet ended)
in millions ($)
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$11.9
$8.6
$2.0
$1.3
$5.2
$2.2
$1.7
$1.3
$15.0
$11.7
$2.0
$1.3
$9.3
$6.2
$1.8
$1.3
$15.2
$11.9
$2.0
$1.3
$16.2
$11.6
$3.3
$1.3
Target Annual
Realizable Pay
Target Annual
Realizable Pay
Target Annual
Realizable Pay
2016
2017
2018
Salary
Non-Equity Incentive Comp
Equity Comp

The first column in each graph above represents target annual compensation. Specifically, it reflects (i) base salary earned during the year, (ii) target non-equity incentive compensation under the STI Program, and (iii) grant date fair value of equity awards granted in the applicable year. We transitioned from a "Maximum Bonus Structure" to a "Target" opportunity structure for the annual incentive program in 2018. For 2016 and 2017, the effective "Target" opportunity was 50% of the Maximum Bonus Potential, and this is what is reflected as "Target Non-Equity Incentive Comp" for 2016 and 2017 in the graphs above. The second column in each graph reflects (i) base salary earned during the year, (ii) actual non-equity incentive compensation earned under the STI Program for that year and (iii) the actual intrinsic value as of December 31, 2018 of any equity awards granted in that year. All awards granted in the respective years shown in the table above remained fully unvested as of December 31, 2018.
The intrinsic value of an SSAR award is calculated as the in-the-money value, or difference between the base price of an SSAR and the closing stock price of $51.46 as of December 31, 2018, multiplied by the number of shares subject to the SSAR. Mr. Thiry's SSARs included in the tables above had no intrinsic value as of December 31, 2018 because their base price exceeded the closing stock price on December 31, 2018. The intrinsic value of PSUs reflects the payouts actually achieved for PSUs associated with performance periods that have ended as of December 31, 2018 and the estimated payouts for PSUs associated with performance conditions still outstanding as of December 31, 2018, in each case with those shares valued at the closing stock price of $51.46 as of December 31, 2018. The intrinsic value of RSUs is calculated based on the closing stock price of $51.46 as of December 31, 2018.

36

Stockholder Interest Alignment
Our executive compensation is designed to reflect our pay-for-performance philosophy and to align the interests of our executives with the long-term interests of our stockholders. In 2018, our executives received all long-term incentive compensation in the form of equity compensation comprised of SSARs, RSUs and PSUs. We believe that long-term, capital-efficient growth is aligned with the creation of stockholder value and that using adjusted earnings per share as a performance metric focuses executives on maximizing long-term stockholder value and imposes further discipline on the type of development and acquisition-driven growth that we evaluate and in which we invest. As a result, the Compensation Committee selected adjusted earnings per share as the performance metric for 75% of the PSUs granted to NEOs in 2018.

Relative total shareholder return ("Relative TSR") represents the performance metric for the remaining
25% of PSUs granted to NEOs in 2018. Relative TSR is measured by comparing the return on an investment in DaVita to an investment in the S&P 500 index.
The CEO's equity mix is driven by ensuring 50% of the equity opportunity is in the form of PSUs tied to long term financial and Relative TSR performance. The other NEOs had, on average, 45% of their equity opportunity in the form of PSUs and on average 27% of their equity opportunity in the form of SSARs. As discussed further in subsection titled "—Elements of Compensation—Highlights of 2019 Executive Compensation Program" as part of changes for the 2019 annual executive compensation program, all of the NEOs received 50% of the value of their 2019 long-term incentive compensation in the form of PSUs.
The following charts illustrate the allocation of the annual equity awards among SSARs, PSUs and RSUs that the CEO and the other NEOs were granted with respect to their annual 2018 awards. In designing the 2018 executive compensation program, the Compensation Committee provided all of the CEO’s long-term incentive grants in the form of PSUs and RSUs rather than the prior mix of SSARs and PSUs. This change was made in order to further align the CEO’s compensation mix with market data and to supplement the retentive aspect of the program with RSUs in light of the fact that the CEO’s equity grants had been delivered entirely in the form of performance-based compensation (PSUs and/or SSARs) since 2014.

*These charts exclude the accounting charges associated with the modification of prior year equity awards in connection with implementation of the Rule of 65 Retirement Policy and the modification of certain 2016 PSUs to reallocate the performance criteria related to a DMG performance metric, contingent on closing of the DMG transaction. These charts also exclude the special PSU awards granted to Mr. Ackerman and Ms. Waters in 2018 in recognition of their respective roles in the DMG transaction. Vesting of these PSUs was contingent upon the closing of the transaction, as well as continued service through the applicable vesting date, and the Compensation Committee retained the authority to reduce these PSU awards, including to zero, at its sole discretion at any time prior to the closing of the DMG transaction.

DaVita Inc. Notice of Special Meeting and Proxy Statement	37

Compensation Discussion and Analysis

Key Features of Our Executive Compensation Program
Our executive compensation program includes the following practices and policies, which we believe reinforce our executive compensation philosophy and objectives and are aligned with the interests of our stockholders:

What We Do

✓
Align compensation with stockholder interests. The compensation program for our NEOs is designed to focus on pay-for-performance and to align the interests of our executives with the long-term interests of our stockholders.

✓
Pay-for-performance compensation. Our executive compensation program emphasizes variable compensation in the form of performance-based cash and equity awards. For 2018, approximately 52% of the target total direct compensation for our CEO and, on average, approximately 66% of the target annual total direct compensation for the other NEOs was performance-based.

✓
Multi-year vesting and performance periods. Generally, our long-term equity incentive awards have multi-year vesting and performance periods to reinforce a culture in which the Company’s long-term success takes precedence over volatile short-term results.

✓
Annual say-on-pay vote. We conduct an annual advisory “say-on-pay” vote to approve the compensation of our NEOs. At our 2018 annual meeting of stockholders, approximately 95% of the votes cast on the say-on-pay proposal were voted in favor of the 2017 compensation of our NEOs, and since 2014 through 2018, on average approximately 93% of votes cast were voted in favor. At our 2019 annual meeting of stockholders, approximately 91% of the votes cast on the say-on-pay proposal were voted in favor of the 2018 compensation of our NEOs.

✓	Stockholder engagement. We continue to be committed to ongoing engagement with our stockholders on executive compensation, sustainability and corporate governance matters.
✓
Independent compensation consultant retained by the Compensation Committee. Our Compensation Committee uses an independent compensation consultant that reports directly to the Compensation Committee and provides no other services to the Company.

✓
Annual comparator peer group review. Our Compensation Committee, with the assistance of its independent compensation consultant, evaluates our executive compensation program against a comparator peer group, which is reviewed annually for adjustments.

✓
“Double-trigger” change in control provisions in equity award agreements. Our equity award agreements provide for double-trigger acceleration of vesting for equity awards in the event of a change in control of the Company.

✓	Limits on severance payments. Under our employment and severance arrangements with executive officers, severance payments are limited to not more than 3x base salary and bonus.
✓
Clawback policy. We have a clawback policy that permits recovery of cash incentive and equity-based compensation from executive officers in connection with certain restatements of the Company’s financial statements or significant misconduct.

✓
Stock ownership requirements. We apply meaningful stock ownership requirements to further align the interests of our executive officers with the long-term interests of our stockholders (6x base salary for our CEO and 3x base salary for all of our other executive officers).

✓
Annual risk assessment. Based on our most recent annual risk assessment, we have concluded that our compensation program does not present any risk that is reasonably likely to have a material adverse effect on the Company.

38

What We Do Not Do

✗
No repricing or replacing of underwater stock appreciation rights. Our equity incentive plan prohibits repricing or replacing underwater stock options or stock appreciation rights without prior stockholder approval.

✗
No hedging of Company securities and restricted pledging of Company securities. Our Insider Trading Policy prohibits our directors and all employees from entering into any hedging transactions relating to our securities. The policy also prohibits our directors, executive officers and teammates that are VP level and above from pledging Company securities as collateral for a loan.

✗
No change-in-control tax gross-ups in employment agreements. None of our employees is eligible for excise tax gross-up payments in connection with a change in control of the Company. While our former CEO had such a provision pursuant to a grandfathered employment agreement, in 2018 his employment agreement was amended to remove the excise tax gross-up provision.

✗	No defined benefit pension benefits. We do not have a defined benefit pension plan for any employee that provides for payments or other benefits in connection with retirement.
✗	No dividends on unearned or unvested stock awards. We do not pay dividends or dividend equivalents on unearned performance-based stock awards or unvested time-based stock awards.

Elements of Compensation
The elements of direct compensation offered under our executive compensation program include both fixed (base salaries) and variable (short-term and long-term incentives) compensation.
Base Salary
We compensate our executives with a base salary because we believe it is appropriate that some portion of compensation be provided in a form that is liquid and assured. Base salaries are initially established at levels necessary to enable us to attract and retain highly qualified executives with reference to comparative pay within the Company for executives with similar levels of responsibility, the prior experience of the executive, and expected contributions to Company performance.
We do not guarantee base salary adjustments on an annual basis. After considering input from Compensia, the Compensation Committee's independent compensation consultant, at the beginning of each year, the Compensation Committee considers adjustments to base salary as part of the overall annual compensation assessment for our executives. Our CEO typically provides the Compensation Committee with his recommendation regarding merit-based increases for each executive officer other than himself. The CEO’s base salary is recommended by the Compensation Committee for approval by the independent members of the Board, after considering input from Compensia and Compensia’s analysis of CEO compensation of our comparator peer group.

In March 2018, the Compensation Committee did not adjust the base salary levels for any of our NEOs. Base salaries for the NEOs as of December 31, 2018 are reflected in the following table:

Name	2017 Base Salary	2018 Base Salary	Percentage Increase in Base Salary in 2018
Kent J. Thiry	$1,300,000	$1,300,000	0%
Javier J. Rodriguez	$900,000	$900,000	0%
Joel Ackerman	$700,000	$700,000	0%
Kathleen A. Waters	$540,000	$540,000	0%
LeAnne M. Zumwalt	$400,000	$400,000	0%
Short-Term Incentive Program (STI Program) for 2018
The 2018 STI Program awards were granted pursuant to the 2011 Incentive Plan, which permits the issuance of stock options, SSARs, RSUs, PSUs, equity-based and cash-based performance awards, as well as other forms of equity awards.
In 2018, the annual bonus opportunity for Messrs. Thiry, Rodriguez and Ackerman and Ms. Waters was granted under the STI Program. The annual bonus opportunity for Ms. Zumwalt was under a different performance-based "Maximum Bonus Potential" program. Specifically, this Maximum Bonus Potential program for 2018 relied less on strictly formulaic assessments of performance, and more on non-formulaic qualitative and quantitative assessments of performance as calibrated against a maximum potential annual bonus amount.

DaVita Inc. Notice of Special Meeting and Proxy Statement	39

Compensation Discussion and Analysis

The participants in the 2018 STI Program had a target bonus approved by the Compensation Committee, and with respect to the CEO, the independent members of the Board. Participants could earn up to 200% of their target bonus, subject to negative discretion. In addition, the 2018 STI Program included a modifier which would have allowed participants to achieve an incremental 50% payout, based on a predetermined objective involving legislation related to full capitation or regulated demonstration for ESRD, with the payout determined based on the executive's level of involvement and role played in the achievement of this objective, resulting in the potential to earn up to 300% of target bonus.
We felt it appropriate to allow for payment up to 300% of target because a successful outcome on legislation related to full capitation or regulated demonstration for ESRD would have created significant potential long-term stockholder value. That said, the conditions necessary for this modifier objective to be deemed achieved were not met in 2018. The following table summarizes the target bonus and target bonus as a multiple of salary for each of the NEOs who was a participant in the 2018 STI Program:

Name	2018 Base Salary	2018 Target Incentive Opportunity as a Percentage of Salary	2018 Target Incentive Opportunity
Kent J. Thiry	$1,300,000	150%	$1,950,000
Javier J. Rodriguez	$900,000	125%	$1,125,000
Joel Ackerman	$700,000	107%	$750,000
Kathleen A. Waters	$540,000	69%	$375,000

Adjusted operating income from our continuing operations and a clinical metric related to frequent interdialytic weight gain ("FEIDWG") formed the basis for 70% and 15%, respectively, of the target incentive opportunity for each participant in the 2018 STI Program.
The remaining 15% consisted of strategic objectives which varied by individual. The Compensation Committee or, in the case of the CEO, the independent members of the Board, can exercise negative discretion to reduce the annual bonus payment as otherwise formulaically determined based on changed or special circumstances, or other factors that may not have been anticipated when the criteria range for the metrics was established. In setting these 2018 STI Program performance goals, the Compensation Committee considered the uncertainty in the operating environment at the time the goals were set and set the targets at levels that it deemed to be challenging but achievable with strong and consistent performance. The following table summarizes the performance metrics, weightings, criteria ranges, performance-based eligibility ranges, actual performance and eligible payout percentages for the components of the 2018 STI Program:

2018 STI Program Performance Metrics	Performance Metrics Weightings	Criteria Range	Performance Based Eligibility Range (%)		Actual Performance	Eligible Payout Achieved (%)
Financial: Adjusted Operating Income from Continuing Operations	70.0%	$1,500 million to $1,600 million ($1,500 million target)	0%; 100% - 200%	[1]	$1,595.7 million	195.7%
Clinical: Frequent Excessive Interdialytic Weight Gain	15.0%	29% - 27% (lower is better) (28% target)	0% - 200%		27.84%	116.0%
Strategic Objectives	15.0%	Varies by NEO	0% - 200%		Varies by NEO	Varies by NEO

1 For performance below $1,500 million, there is no bonus payout for this metric. For performance between $1,500 million and $1,600 million, performance-based eligibility ranges from 100% to 200%.

Adjusted Operating Income

The adjusted operating income from continuing operations metric had a range corresponding to the latest guidance range as provided to our stockholders at the time the Compensation Committee approved the 2018 STI Program performance conditions. In addition, the Compensation Committee specified that the actual results would be adjusted for certain items which could negatively impact short-term adjusted operating income results but which the Compensation Committee viewed as aligning with long-term value creation for stockholders, as well as adjustments for items that do not reflect the normal operations of the Company. All such adjustments that potentially could have been performed were specified in advance by the

Compensation Committee in detail at the time it approved the 2018 STI Program. For example, the significant additional spend in connection with advocacy related to the California ballot initiative targeted against dialysis providers, which would have significantly limited revenue of dialysis clinics operating in the state, negatively impacted 2018 financial results, but the success defeating the initiative as a result of the spend preserved the long-term profitability of the Company's business in California. This was a possibility contemplated at the time the 2018 STI Program performance criteria were set and as a result, the initial criteria included an adjustment for expenses above budgeted amounts related to the California ballot initiative.

40

To understand the context for the financial metric range for the 2018 STI, we believe it is also important to understand a one-time benefit the Company recognized in 2017 relating to its benefit plans. Specifically, because of a switch from profit sharing to a 401(k) match in 2018 and the accounting rules around when to recognize the expense for each, we did not accrue profit sharing expenses in 2017 and we did not begin to accrue 401(k) employer match expenses until 2018. At the time we set the financial metric range for the 2018 STI, we were expecting to recognize $100 million in 401(k) employer match expenses in 2018. As a result, the $1,550 million midpoint of the Adjusted Operating Income from Continuing Operations financial metric range for the 2018 STI represented a 2% increase from our actual adjusted operating income from continuing operations of $1,6162 million as further adjusted on a pro forma basis for the expected $100 million in 401(k) employer match expenses in 2018 to make these numbers comparable. Furthermore, in consideration of the anticipated wage rate pressure on total labor costs and pressures on commercial mix that we faced in 2018, the Company established the low end of the guidance range of $1,500 million to $1,600 million as the performance level necessary for both threshold and target payout. Below the low end of guidance, the eligible payout for this performance metric was 0%.
2 Please refer to “Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on February 22, 2019 for the reconciliation of adjusted operating income to the most directly comparable GAAP measure.
Frequent Excessive Interdialytic Weight Gain
Our patients have to limit the intake of fluids between dialysis treatments because loss of kidney function means they are not able to eliminate excess fluids through urination. Excess fluid buildup is a common cause of hospitalization of dialysis patients. Our patient education initiatives, among other things, can have an impact on improving this fluid buildup between dialysis sessions. FEIDWG is a measure of the percentage of patients who have weight gain between treatments exceeding a specified percentage of target weight, which in dialysis patients is mostly driven by fluid buildup. The criteria range for FEIDWG was set such that year-over-year improvement would be required to achieve target level payouts.

Strategic Objectives
Strategic objectives vary by participant in the 2018 STI Program, with each objective being evaluated qualitatively to result in a single performance outcome for the strategic objectives for each participant measured on a scale of 0% to 200%, with 100% representing target. The Compensation Committee designed the individual strategic objectives to be challenging, but achievable with strong and consistent performance. More than one executive officer may have the same strategic objective given its importance and/or the role played by the individual executive officer. The following summarizes the strategic objectives for the 2018 STI Program by individual:
Kent J. Thiry

•
Goals focused on driving successful progress on our key strategic imperatives, advancing the Company’s public policy objectives and effectively aligning our teammates and organization around strategic imperatives for both the short and long-term.

Javier J. Rodriguez

•
Objectives centered on positioning the U.S. kidney care business to deliver against 2018 operating goals, driving progress on the Company’s key long-term strategic imperatives and advancing the Company’s public policy objectives.

Joel Ackerman

•
Goals focused on driving successful progress on the Company’s key strategic imperatives, successfully managing our finance organization and capital allocation strategy, and positioning our international operations to deliver against 2018 operating goals.

Kathleen A. Waters

•
Objectives centered around successful management of our legal department and litigation/government investigation priorities, supporting the Company’s key strategic imperatives and supporting our enterprise risk management program.

DaVita Inc. Notice of Special Meeting and Proxy Statement	41

Compensation Discussion and Analysis

The table below summarizes the performance metrics and their relative weights and the eligible payout achieved, target incentive opportunity, and total eligible and actual STI Program award by NEO. Additional description of each of the metrics is provided above.

		Eligible Payout Achieved
2018 STI Program Performance Metrics	Performance Metrics Weightings	Kent J. Thiry	Javier J. Rodriguez	Joel Ackerman	Kathleen A. Waters
Financial: Adjusted Operating Income from Continuing Operations	70.0%	195.7%	195.7%	195.7%	195.7%
Clinical: Frequent Excessive Interdialytic Weight Gain	15.0%	116.0%	116.0%	116.0%	116.0%
Strategic Objectives	15.0%	100.0%	125.0%	108.3%	119.2%

Total Weighted Eligible Payout Achieved		169.4%	173.2%	170.7%	172.3%
Target Incentive Opportunity		$1,950,000	$1,125,000	$750,000	$375,000
Total Eligible and Actual STI Program Award		$3,303,371	$1,947,978	$1,279,902	$646,045
Ms. Zumwalt's bonus was based on a qualitative evaluation of her performance in 2018, including her successes in advancing the Company's public policy objectives at the Federal and state levels and her contributions to the negotiation of supply and vendor contracts on attractive terms.
Ms. Zumwalt's Maximum Bonus Potential, percentage

of Maximum Bonus Potential and Annual Bonus are indicated in the table below:

2018 Bonus
LeAnne M. Zumwalt
Maximum Bonus Potential	$400,000
Percentage of Maximum Bonus Potential Achieved	70.0%
Annual Bonus	$280,000

Long-Term Incentive Program (LTI Program) for 2018

LTI Program awards are granted pursuant to the 2011 Incentive Plan. Our LTI Program is designed to provide a link to long-term stockholder value through equity awards for executives. From 2012 through 2017, we also offered cash-based performance awards targeting internal operating performance metrics specific to the line of business for which certain executives were responsible. With the completed divestitures of DMG and our Paladina business and the sale and transition of our pharmacy business, we intend to use cash-based performance awards for specific lines of business on a more limited basis. Accordingly, none of our NEOs received a cash-based long-term incentive award in 2018.
Equity Awards
While we emphasize stock-based compensation, we have not designated a target percentage of total compensation as stock-based. We instead maintain discretion to respond to changes in executive and Company performance and related objectives, changes in the different constituents of our business, and changes in remaining relative values that have yet to be vested. We believe that our emphasis on stock-based compensation creates an alignment of interests between our executives and our stockholders. Grants of equity awards also serve as an important tool for attracting and retaining executives. To fully vest in equity awards, executives generally must remain employed for a multi-year vesting period, typically four years, which further aligns the interests of our executives with the Company's long term success.
Stock-settled Stock Appreciation Rights
SSARs only derive value if the market value of our Common Stock increases from the date of grant. The economic value and tax and accounting treatment of SSARs are comparable to those of stock options, but SSARs are less dilutive to our stockholders because only shares with a total value equal to the grantee’s gain (the difference between the fair market value of the base shares and their base price) are ultimately issued. SSARs are granted with a base price not less than the closing price of our Common Stock on the date of grant and vest based on the passage of time. SSARs granted to our NEOs in 2018 vest 50% each on May 15, 2021 and May 15, 2022.
Restricted Stock Units
Historically, we have not typically awarded RSUs to our NEOs as part of our compensation program because of the challenges of maintaining tax deductibility under the "performance based" exception of Section 162(m) of the Code. However, with the

42

passage of tax reform at the end of 2017, the "performance based" exception was removed from the Code and any non-grandfathered compensation above $1 million is not tax-deductible with respect to NEOs, whether or not it is performance-based. Therefore, commencing in 2018, we included RSUs as a component of the long-term incentive for NEOs. RSUs typically fully vest with the passage of time over a period of four years (with partial vesting occurring in years 3 and 4), but the Compensation Committee may approve alternative vesting schedules based on performance, timing of vesting of individual outstanding grants and other retention related factors.
Performance Stock Units
As an additional incentive component of our compensation program and to further align pay and performance, we typically award annual grants of PSUs to select executive officers. PSUs are granted under the 2011 Incentive Plan and typically fully vest based on a combination of accomplishment of performance metrics and passage of time over a period of four years. However, the Compensation Committee may approve alternative vesting schedules based on performance, timing of vesting of individual outstanding grants, time of grant during the year and other retention related factors.

As described in more detail in the table below, the PSUs granted in 2018 have two metrics: adjusted earnings per share representing 75% of the opportunity and relative TSR representing 25% of the opportunity.
We believe that long-term, capital-efficient growth is aligned with the creation of stockholder value and that adjusted earnings per share as a performance metric focuses executives on maximizing long-term stockholder value and imposes further discipline on the type of development and acquisition-driven growth that we evaluate and in which we invest. As a result, the Compensation Committee selected adjusted earnings per share as the performance metric for 75% of the PSUs granted to NEOs in 2018. In prior years, adjusted earnings per share was measured as of a single period, but beginning in 2018, we split the PSUs dependent on adjusted earnings per share between two performance years to further incentivize year after year improvement in adjusted earnings per share. Relative TSR is measured by comparing the return on an investment in DaVita to an investment in the S&P 500 index. We used a similar metric in the PSU program for 2017, and in 2018 modified it such that if the Company's TSR is negative, the most that can be earned is the target number of PSUs,
The table below summarizes the criteria range and percent range of target PSUs for each of the 2018 PSU performance metrics. We are not able to present performance against the following metrics because the performance periods have not yet ended. Given the market and operating conditions at the time the targets were set, the target payout levels were designed to be achievable with strong management performance, while maximum payout levels were designed to be difficult to achieve.

2018 PSU Performance Metrics	Performance Metrics Weightings	Criteria Range	Percent of Target PSUs	Vesting
2020 Adjusted Earnings per Share	37.5%	$4.28 - $5.20	50% - 200%	100% May 15, 2021
2021 Adjusted Earnings per Share	37.5%	$4.50 - $5.82	50% - 200%	100% May 15, 2022
Relative TSR*	25.0%	See below**	0% - 200%	50% May 15, 2021, 50% May 15, 2022
*For three-month periods ending March 31, 2021 and March 31, 2022, respectively, as compared to the three-month period ended March 31, 2018.
**PSUs earned under the Relative TSR metric are calculated based on two times the difference between the return on an investment in DaVita stock and an investment in the S&P 500 index (assuming dividend reinvestment). For example, if the return on an investment in DaVita is 50% and the return on an investment in the S&P 500 index is 40%, then 120% (100% + 2*(50% - 40%)) of the target number of PSUs is earned. The maximum that can be earned is 200% of the target number of PSUs, and if the Company TSR is negative, the maximum that can be earned is 100% of the target number of PSUs.
We have used EPS as a criterion for our CEO since 2016 and for all participants in the LTI Program since 2017. TSR has been a component of the LTI Program since 2014, and the structure utilized in 2018 was also utilized in 2017. In addition, the same structure used in 2018 also was used in the 2019 grants.
We believe consistent use of the same performance metrics year-over-year in the LTI Program enhances the long-term focus and incentivizes continuous improvement in Company performance, as each performance period's results build upon prior periods' performance results.
In setting the Adjusted Earnings per Share target, we applied a 5% to 12% compound annual growth rate to adjusted earnings per share from the base year, which was the most recent completed fiscal year prior to the

DaVita Inc. Notice of Special Meeting and Proxy Statement	43

Compensation Discussion and Analysis

grant. These adjusted earnings per share were adjusted for non-recurring items and further adjusted to reduce pro forma debt expense for the expected DMG sale closing by applying 50% of the expected proceeds from the sale to reduce after tax interest expense in the base year. This earnings per share compound annual growth rate range of 5% to 12% is what we articulated to our stockholders as our forecasted multi-year earnings per share growth rate range in our then most recent capital markets day in 2017 prior to the development of the Adjusted Earnings per Share target.
Cash-Based Performance Awards

In the past, cash-based long-term performance awards were used to align pay with the performance of significant business units. Because of the completed divestitures of DMG and our Paladina business and the sale and transition of our pharmacy business, the Company expects to grant long-term performance awards primarily in the form of equity. Accordingly, none of the NEOs received long-term cash-based performance awards in 2018.
Of the NEOs, only Mr. Rodriguez and Ms. Waters had a previously granted cash-based performance award eligible to vest in early 2019 based on adjusted operating income achieved for the U.S. dialysis and related lab services operating segment in 2018. However, the Company's actual performance on this metric was below the threshold for minimum payment, and consequently neither Mr. Rodriguez nor Ms. Waters received any payment thereunder.
Determining LTI Program Award Amounts
The Compensation Committee considers the annual LTI Program awards for our NEOs and other executives in advance of the grant date with the input of management and the Compensation Committee’s independent outside compensation consultant, Compensia. Each year, management considers the following in recommending equity awards to the Compensation Committee: (i) recent performance and trajectory of historical performance; (ii) level of responsibilities and expected changes to responsibilities; (iii) market levels of total compensation and long-term incentives for similar positions; (iv) the historical amounts granted and expected vesting levels for PSUs; (v) the in-the-money value of unvested equity currently held by participants; and (vi) the amount of previously granted cash-based long-term incentive awards held by participants and the expected payout.
The Compensation Committee evaluates management's recommendations and also considers the CEO's assessment of the performance of each executive officer, other than himself, the CEO's self-assessment and the market competitiveness of the Company’s executive compensation program as compared to the Company's comparator peer group based on peer group data provided by Compensia, the Compensation Committee’s independent compensation consultant.
After taking into account the factors set forth above, the Compensation Committee approved LTI Program award grants to our NEOs in 2018, with the exception of Mr. Thiry, whose LTI Program award grant was approved by the independent members of the Board, as required by the Compensation Committee’s charter.
The table below shows the aggregate number of shares subject to SSARs, RSUs and target PSUs granted to each of our NEOs in 2018.

2018 Long-term Incentive Awards	Shares Subject to SSARs (#)	Shares Subject to PSUs (#)		Shares Subject to RSUs (#)
Kent J. Thiry	—	90,090		90,090
Javier J. Rodriguez	88,213	35,285		17,643
Joel Ackerman	56,306	45,124	[1]	11,261
Kathleen A. Waters	33,784	46,662	[1]	6,757
LeAnne M. Zumwalt	37,538	—		7,508

1	Mr. Ackerman's and Ms. Waters' amounts include PSU awards granted during 2018 contingent on the closing of the DMG transaction as follows: Mr. Ackerman — 22,601 and Ms. Waters — 33,148.
The annual SSAR, PSU and RSU awards above vest 50% each on May 15, 2021 and May 15, 2022, except for the PSU awards related to the DMG transaction for Mr. Ackerman and Ms. Waters, which vested 50% on the closing of the DMG transaction and will vest 50% 18 months thereafter, in each case subject to their continued employment through the applicable vesting date. These PSU awards were granted to Mr. Ackerman and Ms. Waters in recognition of the role they played in that transaction.
In designing the 2018 executive compensation program, the Compensation Committee provided all of the CEO’s long-term incentive grants in the form of PSUs and RSUs rather than the prior mix of SSARs and PSUs. This change was made in order to further align the CEO’s compensation mix with market data and to supplement the retentive aspect of the program with RSUs in light of the fact that the CEO’s equity grants had been delivered entirely in the form of performance-based compensation (PSUs and/or SSARs) since 2014.

44

Eligible Payouts for PSUs Granted in 2015 and 2016
We granted PSUs to executive officers beginning in 2014. The performance metrics associated with the PSUs granted in 2015 and 2016 have been measured through the end of the relevant performance periods, with the exception of (i) the PSUs granted in 2016 for which the performance metric was Adjusted Earnings Per Share with a performance year of 2019, (ii) the PSUs granted in 2016 for which the performance metric was Kidney Care Star Rating with a performance year of 2018 (with data not being available from CMS until late 2019), and (iii) the PSUs granted in 2016 for which the performance metric was Relative TSR measured through March 31, 2020.
The tables below summarize the criteria range and percentage range of target PSUs and detail the relative weightings of each performance metric for the 2015 and 2016 PSUs granted to Messrs. Thiry and Rodriguez, who are the only NEOs as of December 31, 2018 who were granted PSUs in 2015 and 2016. In addition to the performance metrics identified below, when initially granted, the PSUs with performance metrics that can be measured by the third anniversary of the grant date were also subject to time-based vesting: 50% vest on the June 2 occurring three years after the grant date, and 50% vest on the June 2 occurring four years after the grant date for PSUs granted in 2015 and 50% vest on the May 15 occurring three years after the grant date, and 50% vest on the May 15 occurring four years after the grant date for PSUs granted in 2016.
The PSUs granted in 2016 to Mr. Thiry included a component for which the performance metric was 2019 DMG adjusted operating income. The PSUs allocated to this metric represented 12.5% of the PSUs granted to Mr. Thiry in 2016. In 2018, the Compensation Committee recommended, and the independent members of the Board approved, the reallocation of the PSUs associated with the DMG performance metric proportionately to the other performance metrics, contingent on the completion of the DMG transaction. This modification was made since the performance metric would not be measurable if the DMG transaction closed prior to the end of the performance period. If the DMG transaction did not close prior to the end of the performance period, the modification and reallocation would not have been effective. The tables below reflect this reallocation since the DMG transaction did close in 2019.
Kent J. Thiry

			Performance Based Eligibility Range			Eligible Payout Achieved
2015 PSU Performance Metrics	Weight	Criteria Range	(%)	(Shares)	Actual Performance	(%)	(Shares)
Kidney Care Quality Incentive Program (2018 vesting)	5.0%	10% to 40% better than rest of industry	50% - 100%	1,208 - 2,416	Above high end of range	100.0%	2,416
Kidney Care Quality Incentive Program (2019 vesting)	5.0%	10% to 40% better than rest of industry	50% - 100%	1,208 - 2,416	Below low end of range	0.0%	—
Kidney Care Non Acquired Growth	10.0%	3.95% to 4.70%	50% - 150%	2,416 - 7,248	Below low end of range	0.0%	—
DMG New Market Success	7.5%	2 to 6 markets that meet threshold	50% - 200%	1,812 - 7,248	Below low end of range	0.0%	—
DMG New Market Adjusted Operating Income	7.5%	50% to 200% of internal goal	50% - 200%	1,812 - 7,248	Below low end of range	0.0%	—
DaVita Rx Specialty Drugs Contracts	5.0%	50% to 200% of internal goal	50% - 200%	1,208 - 4,832	Below low end of range	0.0%	—
Paladina Members	5.0%	180% to 541% growth over 3 years	50% - 200%	1,208 - 4,832	Below low end of range	0.0%	—
Village Health Hospital Admission Rate	5.0%	Range tied to internal goal	50% - 200%	1,209 - 4,834	Toward high end of range	182.9%	4,420
Relative TSR (2018 vesting)	25.0%	40th percentile to 90th percentile	50% - 200%	6,041 - 24,162	Below low end of range	0.0%	—
Relative TSR (2019 vesting)	25.0%	40th percentile to 90th percentile	50% - 200%	6,041 - 24,162	Below low end of range	0.0%	—
Total Eligible PSUs						14.1%	6,836
Total Actual PSUs						14.1%	6,836

DaVita Inc. Notice of Special Meeting and Proxy Statement	45

Compensation Discussion and Analysis

			Performance Based Eligibility Range			Eligible Payout Achieved
2016 PSU Performance Metrics	Weight	Criteria Range	(%)	(Shares)	Actual Performance[2]	(%)	(Shares)
2019 Adjusted Earnings per Share	28.6%	$4.66 – $6.03	50% - 200%	10,405 – 41,620	NA	NA	NA
International Adjusted Operating Income[1]	14.3%	($10) million - $20 million	50% - 200%	5,203 – 20,810	($3.8) million	81.0%	8,428
2017 Kidney Care Star Metric	7.1%	5% to 15% better than rest of industry	50% - 100%	2,583 – 5,166	Below low end of range	0.0%	—
2018 Kidney Care Star Metric	7.1%	5% to 15% better than rest of industry	50% - 100%	2,583 – 5,165	NA	NA	NA
Village Health Hospital Admission Rate	14.3%	Range tied to internal goal	50% - 200%	5,203 - 20,810	Between target and high end of range	150.8%	15,691
Relative TSR (2019 vesting)	14.3%	25th – 90th percentile	50% - 200%	5,203 – 20,810	Below low end of range	0.0%	—
Relative TSR (2020 vesting)	14.3%	25th – 90th percentile	50% - 200%	5,203 – 20,810	NA	NA	NA
Total Eligible PSUs[3]						66.3%	24,119
Total Actual PSUs [3]						66.3%	24,119

1	Excludes non-dialysis operations, long-term incentive compensation expense, impairment charges, and operations in all countries in which the Company did not have operations as of January 1, 2016.

2	"NA" indicates that the performance period was still in progress as of March 31, 2019.

3
Total eligible and actual PSUs were measured based on metrics for which performance periods ended on or before March 31, 2019. If the DMG transaction did not close prior to May 15, 2020, the measurable eligible and actual PSUs would be 21,082, or 66.2% of target.

Javier J. Rodriguez

			Performance Based Eligibility Range			Eligible Payout Achieved
2015 PSU Performance Metrics	Weight	Criteria Range	(%)	(Shares)	Actual Performance	(%)	(Shares)
Kidney Care Quality Incentive Program (2018 vesting)	10.0%	10% to 40% better than rest of industry	50% - 100%	628 - 1,256	Above high end of range	100.0%	1,256
Kidney Care Quality Incentive Program (2019 vesting)	10.0%	10% to 40% better than rest of industry	50% - 100%	627 - 1,256	Below low end of range	0.0%	—
Kidney Care Non Acquired Growth	20.0%	3.95% to 4.70%	50% - 150%	1,257 - 3,770	Below low end of range	0.0%	—
Village Health Hospital Admission Rate	10.0%	Range tied to internal goal	50% - 200%	628 - 2,512	Toward high end of range	182.9%	2,299
Relative TSR (2018 vesting)	25.0%	40th percentile to 90th percentile	50% - 200%	1,571 - 6282	Below low end of range	0.0%	—
Relative TSR (2019 vesting)	25.0%	40th percentile to 90th percentile	50% - 200%	1,571 - 6282	Below low end of range	0.0%	—
Total Eligible PSUs						28.3%	3,555
Total Actual PSUs						28.3%	3,555

			Performance Based Eligibility Range			Eligible Payout Achieved
2016 PSU Performance Metrics	Weight	Criteria Range	(%)	(Shares)	Actual Performance[1]	(%)	(Shares)
2017 Kidney Care Star Metric	12.50%	5% to 15% better than rest of industry	50% - 100%	955 – 1,910	Below low end of range	0.0%	—
2018 Kidney Care Star Metric	12.50%	5% to 15% better than rest of industry	50% - 100%	955 – 1,910	NA	NA	NA
Village Health Hospital Admission Rate	25.0%	Range tied to internal goal	50% - 200%	1,910 - 7,640	Between target and high end of range	150.8%	5,761
Relative TSR (2019 vesting)	25.0%	25th – 90th percentile	50% - 200%	1,910 – 7,640	Below low end of range	0.0%	—
Relative TSR (2020 vesting)	25.0%	425h – 90th percentile	50% - 200%	1,910 – 7,640	NA	NA	NA
Total Eligible PSUs[2]						60.3%	5,761
Total Actual PSUs [2]						60.3%	5,761

1	"NA" indicates that the performance period was still in progress as of March 31, 2019.

2	Total eligible and actual PSUs were measured based on metrics for which performance periods ended on or before March 31, 2019.

46

Highlights of 2019 Executive Compensation Program
The Compensation Committee regularly considers stockholder feedback and reviews our executive compensation program to assess whether to update the program design, with input from management and Compensia, to further support our business objectives and further align our executive compensation program with the interests of our stockholders. After thoughtful review and deliberation, and having considered the 2018 level of say-on-pay support of approximately 95% and the program designs of our peer group, the Compensation Committee elected to retain the same general structure for the short- and long-term incentive programs in 2019 as in 2018, but did make some refinements to each.
The following summarizes the general structure of our 2019 annual executive compensation program:

•
Participants: All executive officers other than Mr. Thiry (who stepped down as CEO and assumed the role of executive chairman of the Board on June 1, 2019) and Mr. Hilger (who is expected to retire from the Company in 2020) participate in the Company’s standard short- and long-term incentive programs. Mr. Thiry's participation in the 2019 short- and long-term incentive programs is governed by the terms of an Executive Chairman Agreement, as described further below in the "—Management Transition" section.

•
The criteria range for the financial metric of the 2019 short-term incentive program ("2019 STI Program") will result in 50% payout at the low end of our most recent guidance range to stockholders at the time that the metric was approved by the Compensation Committee (vs. 100% payout at the low end of guidance in the 2018 STI Program) and 200% at the high end of guidance.

•	The 2019 annual long-term incentive awards for our NEOs were comprised of 50% PSUs and 50% RSUs.

•
Target payouts (100%) under the 2019 STI Program and 2019 long-term incentive program (the "2019 LTI Program") are designed to be achievable only with strong and consistent performance by our executives under anticipated market conditions.

In particular:

•	STI Program (annual incentive)—The table below summarizes the general structure of the 2019 STI Program:

2019 STI Program Performance Metrics	Performance Metrics Weightings	Performance Based Eligibility Range (%)[1]
Financial: Adjusted Operating Income from Continuing Operations	70.0%	50% - 200%
Clinical: Home Modalities Outperformance vs. Non-Acute NAG	15.0%	50% - 200%
Strategic Objectives	15.0%	0% - 200%

1
Target tied to percentage of salary, with the opportunity to earn up to 200% of target, with the potential for a modifier identified in advance (which in the 2018 and 2019 programs is tied to a specific objective involving the legislation related to full capitation or regulated demonstration for ESRD).

As indicated above, the criteria range for the financial metric was our most recent guidance range to our stockholders for 2019 at the time that the metric was approved by the Compensation Committee. Our clinical metrics are generally tied to important clinical initiatives, and for 2019, we selected a clinical metric consistent with our long-term strategy to further enable the appropriate modality for our patients, as determined by the patient's physician. Our strategic objectives metric is customized for each executive officer and aligned with short- and long-term strategic and operating initiatives.

•	LTI Program—The table below summarizes the structure of the 2019 LTI Program:

2019 LTI Program Awards	Weighting of Grants	Vesting
Restricted Stock Units (RSUs)	50.0%	50% May 15, 2022, 50% May 15, 2023
Performance Stock Units (PSUs)	50.0%	50% May 15, 2022, 50% May 15, 2023

DaVita Inc. Notice of Special Meeting and Proxy Statement	47

Compensation Discussion and Analysis

•	PSUs—The table below summarizes the structure of the PSUs granted in May 2019:

2019 PSU Performance Metrics	Performance Metrics Weightings	Percent of Target PSUs	Vesting
2021 Adjusted Earnings per Share	37.5%	50% - 200%	100% May 15, 2022
2022 Adjusted Earnings per Share	37.5%	50% - 200%	100% May 15, 2023
Relative TSR*	25.0%	0% - 200%	50% May 15, 2022, 50% May 15, 2023

*
For the three-month periods ending March 31, 2022 and March 31, 2023, respectively, as compared to the three-month period ended March 31, 2019. PSUs earned under the Relative TSR metric are calculated based on two times the difference between the return on an investment in DaVita stock and an investment in the S&P 500 index (assuming dividend reinvestment). For example, if the return on an investment in DaVita is 50% and the return on an investment in the S&P 500 index is 40%, then 120% (100% + 2*(50% - 40%)) of the target number of PSUs is earned. The maximum that can be earned is 200% of the target number of PSUs, and if the Company TSR is negative, the maximum that can be earned is 100% of the target number of PSUs.

Consistent with its approach for 2018 compensation decisions, in determining 2019 compensation levels, the Compensation Committee considered historical compensation granted to the NEOs, realized compensation in the context of actual performance against previously set targets, relative performance and compensation as compared to other executives in the Company, and the pay practices of our peer group. In addition, during 2019, the Compensation Committee considered the unique circumstances of the Company in light of the June 2019 management transition, particularly the stepping down of Mr. Thiry as CEO after nearly 20 years of service in that role. In order to incentivize the successful execution of the new management team’s goals, as led by Mr. Rodriguez, the Compensation Committee approved SSAR grants in June 2019 subject to multi-year vesting periods to certain key members of management other than Mr. Rodriguez, including Mr. Ackerman and Mses. Waters and Zumwalt. In addition, in connection with his promotion to CEO, the Compensation Committee approved a promotional PSU grant to Mr. Rodriguez, with performance goals related to the management transition and the Company's long-term strategy.
 The following table shows the 2019 base salary, annual performance-based cash award at target, and long-term incentive awards determined by the Compensation Committee for each NEO other than Mr. Thiry. Mr. Thiry's participation in the 2019 STI and LTI programs is governed by the terms of an Executive Chairman Agreement, as described further below in the "-Management Transition" section.

Name	Base Salary[1]	Annual Cash Award[2]	Annual LTI Awards[3]	LTI Awards Related to Management Transition[4]	Total Target Direct Compensation
Kent J. Thiry	$1,000,000	$1,393,014	$3,485,347	$—	$5,878,361
Javier J. Rodriguez[5]	$1,200,000	$1,620,575	$6,970,745	$1,777,788	$11,569,108
Joel Ackerman	$700,000	$750,000	$2,987,447	$1,565,971	$6,003,418
Kathleen A. Waters	$580,000	$500,000	$1,493,750	$1,138,888	$3,712,638
LeAnne M. Zumwalt	$440,000	$268,000	$995,799	$560,568	$2,264,367

1	The amounts reported here reflect the annualized base salary amounts as of the date of this Proxy Statement.

2	The amounts reported here reflect the target award opportunities granted under the 2019 STI Program for each NEO.

3	Consists of the grant date fair value of 2019 equity awards granted to the NEOs in connection with the Company’s annual LTI program (RSUs and PSUs).

4
Consists of the grant date fair value of incentive SSAR awards granted to Mr. Ackerman and Mses. Waters and Zumwalt and the promotional PSU equity incentive award granted to Mr. Rodriguez, in each case, in connection with the June 2019 management transition.

5
Mr. Rodriguez's Total Target Direct Compensation total excludes the Premium-Priced SSAR Award as the grant date fair value for such award is not fixed and ascertainable until stockholder approval of the 2011 Incentive Plan proposal is obtained. Please see "—Proposal to Amend the DaVita HealthCare Partners Inc. 2011 Incentive Award Plan —Terms of the Premium-Priced SSAR Award" for a summary of the terms of this award.

Management Transition
In connection with the 2019 management transition, the Company and Mr. Rodriguez entered into a new employment agreement, dated as of April 29, 2019

(the “Employment Agreement”) reflecting his new position, effective as of June 1, 2019, and which superseded his existing employment agreement with the Company. The Employment Agreement has an

48

initial three-year term and, beginning on the third anniversary of its effective date, is subject to automatic renewal for additional one-year periods, unless terminated earlier by the Company or Mr. Rodriguez in accordance with the terms of the Employment Agreement. The payments and benefits to which Mr. Rodriguez is entitled under the Employment Agreement include: (i) an annual base salary of $1,200,000; (ii) participation in the Company’s annual incentive plan, with a target incentive bonus opportunity equal to 150% of base salary; (iii) participation in the Company’s employee benefit plans that are generally available to Company executives; (iv) participation in any long-term cash or equity incentive plans in which other Company senior executives generally participate; and (v) a one-time, promotional equity incentive award with a target grant date fair value of $2,000,000, which will vest over three years (subject to satisfaction of performance goals to be determined), in addition to the grant that was made to Mr. Rodriguez under the Company's 2019 LTI Program.
Pursuant to the Employment Agreement, if the Company terminates Mr. Rodriguez’s employment for reasons other than death, disability or cause (or if the Employment Agreement is not renewed upon the completion of the term), or if Mr. Rodriguez voluntarily terminates his employment for good reason, Mr. Rodriguez will in each case be entitled to the following severance benefits (in addition to certain accrued but unpaid amounts): (i) a prorated annual incentive bonus for the fiscal year in which the termination of employment occurs; (ii) an amount equal to the product of (a) two (or, if the termination of employment occurs within two years following a change in control, three) (such number, the “Severance Multiple”), multiplied by (b) the sum of (I) Mr. Rodriguez’s then-current annual base salary and (II) the average of his annual incentive bonus earned for the last two full fiscal years prior to the year of termination; (iii) the use of an office and an administrative assistant for a number of years equal to the applicable Severance Multiple (or until Mr. Rodriguez obtains other full-time employment, if earlier); and (iv) a payment equal to the employer-paid portion of the monthly health insurance premium for Mr. Rodriguez and his dependents as of the date of termination for a number of years equal to the Severance Multiple (or until comparable coverage is available from another employer, if earlier). Such severance benefits are subject to Mr. Rodriguez’s execution and non-revocation of a release of claims. The Employment Agreement also contains non-competition and non-solicitation provisions, each of which continue in effect for two years following any termination of Mr. Rodriguez’s employment, as well as perpetual non-disparagement, confidentiality and work product covenants.
The Company and Mr. Thiry entered into an Executive Chairman Agreement as of April 29, 2019 (the “Executive Chairman Agreement”). The Executive Chairman Agreement provided that, as of June 1, 2019, Mr. Thiry assumed the position of Executive Chairman and ceased his service as CEO. Under the Executive Chairman Agreement, Mr. Thiry’s employment as Executive Chairman will continue until June 1, 2020 (the “Expiration Date,” and such period, the “Employment Period”). Effective as of the Expiration Date, Mr. Thiry’s employment with the Company and its affiliates will terminate, unless terminated earlier by the Company or Mr. Thiry in accordance with the terms of the Executive Chairman Agreement.
The Executive Chairman Agreement provides that, during the Employment Period, Mr. Thiry will receive an annual base salary of $1,000,000 and will be eligible to receive certain annual bonuses for 2019 and 2020, with target bonus opportunities determined as follows:

•
For 2019, Mr. Thiry will be eligible for an annual bonus with a target opportunity determined as follows: (a) for the period from January 1, 2019 through May 31, 2019, Mr. Thiry’s target annual bonus opportunity was equal to 150% of his base salary earned during such period (which is consistent with his target annual incentive opportunity as CEO) and (b) for the period from June 1, 2019 through December 31, 2019, Mr. Thiry’s target annual bonus opportunity will be equal to 100% of his base salary earned during such period.

•
For 2020, Mr. Thiry will be eligible for an annual bonus with a target opportunity equal to 100% of his annual base salary, which amount will be prorated based on the portion of 2020 during which he is employed by the Company.

Additionally the Company granted Mr. Thiry equity awards in May 2019 with a target grant date fair value of $3,500,000, which were granted 50% in the form of RSUs that vest upon the Expiration Date (the “2019 RSUs”) and 50% in the form of PSUs that vest on terms substantially consistent with those applicable to similar awards granted to other senior executives of the Company in May 2019 (the “2019 PSUs”), subject in each case to Mr. Thiry’s continued employment through the Expiration Date. Notwithstanding the foregoing, if Mr. Thiry’s employment with the Company

DaVita Inc. Notice of Special Meeting and Proxy Statement	49

Compensation Discussion and Analysis

is terminated involuntarily without cause or due to his death, disability or resignation for good reason prior to the Expiration Date, the 2019 RSUs will vest in full, and the 2019 PSUs will remain eligible to vest as if Mr. Thiry had remained employed through the applicable vesting date (subject in each case to the execution and non-revocation of a release of claims by Mr. Thiry or, if applicable, his estate). Mr. Thiry will not receive an equity grant with respect to the 2020 calendar year. During the Employment Period, Mr. Thiry will be entitled to continued participation in the Company’s employee benefit plans and to receive certain expense reimbursements.
The Executive Chairman Agreement provides that Mr. Thiry’s employment as Executive Chairman may be terminated prior to the Expiration Date due to his death or disability, by the Company with or without cause, or by Mr. Thiry’s resignation with good reason. Any such termination generally will be governed by the applicable provisions of Mr. Thiry's existing employment agreement, including provisions under his existing employment agreement entitling him to certain severance or termination-related payments and benefits, as discussed in the "—Potential Payments Upon Termination or Change of Control" section. Upon Mr. Thiry’s termination of employment, the Executive Chairman Agreement provides that he will receive severance benefits consistent with an involuntary termination without cause under his existing employment agreement except that, in the case of resignation without good reason prior to the Expiration Date, the 2019 RSUs and 2019 PSUs will be forfeited and Mr. Thiry will not be entitled to any bonus for the period following the commencement of his service as Executive Chairman. Any severance or termination-related payments to which Mr. Thiry may be entitled under the Executive Chairman Agreement (through its incorporation of the termination provisions in his existing employment agreement) are subject to his execution and non-revocation of a release of claims.
In addition, the Executive Chairman Agreement incorporates by reference certain continuing restrictive covenant obligations under his existing employment agreement, including non-competition, non-solicitation and confidentiality obligations. The Executive Chairman Agreement also requires both Mr. Thiry and the Company to abide by a perpetual non-disparagement obligation.
Personal Benefits and Perquisites
As described above, our compensation program for NEOs is designed to emphasize compensation based on performance and compensation which serves to further align our NEOs’ interests with those of our stockholders. As a result, the Compensation

Committee has determined that the Company should provide a limited number of perquisites to NEOs. We believe that the limited perquisites and personal benefits that we provide support important attraction and retention objectives. We also consider the extent to which the perquisite or personal benefit provided serves to enhance the performance of our NEOs in light of the demands on these individuals’ time. The perquisites and personal benefits available to our NEOs are reviewed annually by the Compensation Committee.
The Compensation Committee has authorized limited personal use of fractionally-owned or chartered corporate aircraft by some of our NEOs. The Compensation Committee believes that access to an aircraft for personal travel enables our NEOs to maximize their work hours, particularly in light of their demanding business travel schedules. One of the Compensation Committee’s objectives is to ensure that our NEOs are afforded adequate flexibility to allow for sufficient personal time in light of the significant demands of the Company. The Compensation Committee and our CEO use their discretion when determining the number of allocated hours, which displace other forms of compensation that otherwise would have been awarded to the NEO.
Our CEO is authorized by the Compensation Committee to use a fractionally owned or chartered corporate aircraft for business purposes and for a fixed number of hours per year for personal use instead of additional forms of compensation that would have otherwise been paid. Other executives of the Company are authorized on a limited basis to use a fractionally owned or chartered corporate aircraft for a fixed number of hours for business purposes and to a much lesser extent for a fixed number of hours per year for personal use. As part of our CEO’s aggregate compensation package, the Compensation Committee approves a fixed number of hours for personal use each year and unused hours from the prior year are available for use the following year. When determining the number of hours of personal use of aircraft to award, the Compensation Committee takes into consideration our CEO’s overall compensation package. While our CEO has historically not exceeded the authorized number of hours for personal use, if he were to exceed the fixed number of hours for personal use that is unrelated to business in a given year, the excess hours of personal use would offset the number of hours approved by the Compensation Committee the following year for personal use, or our CEO would be required to compensate us directly. The Compensation Committee provides oversight of corporate aircraft use including approving annual allocations to executives and reviewing all business and personal use by each executive.

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Deferred Compensation Program
Our deferred compensation program permits certain employees, including our NEOs, to defer compensation at the election of the participant. We do not utilize deferred compensation as a significant component of compensation, and there are no Company contributions thereto or above-market returns available thereunder.
Severance and Change of Control Arrangements
We have entered into employment or severance arrangements with each of our NEOs other than Ms. Zumwalt. Any severance benefits paid to Ms. Zumwalt would be paid under the terms of the Company's severance policy applicable to her. These arrangements, among other things, provide for severance benefits in the event of a termination of employment in certain circumstances, including, with respect to certain NEOs, the departure of the NEO following a change of control of our Company. Each arrangement is individually negotiated and the terms vary. When entering into employment or severance arrangements with our NEOs, we attempt to provide severance and change of control benefits which strike a balance between providing sufficient protections for the NEO while still providing post-termination compensation that we consider reasonable and in the interests of the Company and our stockholders.
The terms of individual agreements vary, but under our current stock-based award agreements, accelerated vesting of stock-based awards is generally triggered when a change of control event occurs and either the acquiring entity fails to assume, convert or replace the stock-based award or if the executive resigns for “good reason” or is terminated by the Company without “cause” as provided in his or her applicable employment agreement, all within a certain period of time after the effective date of the change of control event. The additional acceleration provisions in our stock-based award agreements further serve to secure the continued employment and commitment of our NEOs prior to or following a change of control. See subsection titled “Executive Compensation—Potential Payments Upon Termination or Change of Control” for a description of the severance and change in control arrangements for our NEOs, and for more information regarding accelerated vesting under our stock-based award agreements.

Mr. Thiry's employment agreement previously contained a tax gross-up provision for tax obligations possibly imposed by Section 280G or 4999 of the Code when a change of control event occurs. Effective August 20, 2018, his agreement was amended to remove such provision.
As described above in the "—Management Transition" section, in 2019, the Company entered into a new employment agreement with Mr. Rodriguez and an Executive Chairman Agreement with Mr. Thiry in connection with the announced 2019 management transition.

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Compensation Discussion and Analysis

Process for Determining NEO Compensation
Role of Independent Compensation Committee
Our executive compensation and benefits programs are designed and administered under the direction and control of the Compensation Committee. Our Compensation Committee, composed solely of independent directors, reviews and approves our overall executive compensation program, strategy and policies and sets the compensation of our executive officers.
When recruiting new executives, the Compensation Committee and our CEO evaluate the comparative compensation of executives within the Company with similar levels of responsibility, the prior experience of the executive, market data and expected contributions to Company performance. Thereafter, each executive officer’s compensation is reviewed annually by the Compensation Committee and CEO, and considered for adjustment based on individual performance and other relevant factors.
When evaluating performance, we base compensation decisions on an assessment of Company and individual performance over the year, taking individual accomplishments into consideration in light of the totality of circumstances together with individual potential to contribute to the Company’s future growth. We believe that all of our NEOs have the ability to influence overall Company policies and performance and, accordingly, should be accountable for Company-wide performance as well as the areas over which they have direct influence. The differences in total annual compensation levels among the NEOs are based on their individual roles and responsibilities within the Company and their relative individual performance. The Compensation Committee uses its judgment in awarding compensation to our NEOs in accordance with the overall objectives of the Company’s compensation program.
The Compensation Committee takes into consideration a number of factors when determining the elements and amounts of compensation awarded to our NEOs, including individual performance and contributions, overall financial and non-financial performance of the Company for the year, individual skill sets and experience relative to industry peers, readiness for promotion, past and expected future performance, the importance and difficulty of achieving future Company and individual objectives, the value of each executive’s outstanding equity and long-term cash-based awards, aggregate historical compensation, levels of responsibility and performance relative to other executives within the Company, importance to the Company and difficulty of replacement. The Compensation Committee also gives significant weight to our clinical performance and quality of patient care. Accordingly, Company-wide patient clinical outcomes and improvements in quality of patient care, and each NEO’s contributions in those areas, can have a significant impact on NEO compensation.
The Company-wide factors taken into consideration by the Compensation Committee to assess the NEO’s related contributions include, but are not limited to:

•	overall revenue growth, market share increases, and improvements in controlling treatment costs;

•	capital efficiency of growth and long-term impact of capital allocation decisions;

•	legal and regulatory compliance, including healthcare regulatory compliance;

•	improved positioning of the Company for continued growth and appropriate diversification;

•	improved organizational capabilities;

•	patient growth and geographic expansion;

•	relationships with private payers;

•	improved clinical outcomes and other measures of quality of care;

•	appropriate management and mitigation of enterprise risk;

•	relationships with physicians involved in our patient care;

•	selection and implementation of improved financial, operating and clinical information systems;

•	management performance in attracting and retaining high-performing employees throughout our organization and succession planning;

•	implementation of successful public policy efforts;

•	good corporate citizenship;

•	leadership and teammate engagement; and

•	advancement of strategic business initiatives supporting our mission to be the provider, partner and employer of choice.

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There is no formal weighting of the individual elements considered and no particular elements are required to be considered with respect to a given individual or in any particular year.
When determining annual compensation for our NEOs (other than for our CEO), the Compensation Committee works closely with our CEO to review each individual’s performance for the year and determine such NEO’s compensation. Shortly following the end of each year, our CEO provides his assessment of each NEO’s performance during the year. The Compensation Committee also considers performance discussions that have taken place at the Board and Compensation Committee level regarding the NEOs throughout the year, as well as input from the Company's Chief Compliance Officer. Our CEO makes recommendations to the Compensation Committee regarding the compensation elements for each NEO. The Compensation Committee considers the recommendations made by the CEO regarding the other NEOs but can deviate from those recommendations.
The Compensation Committee evaluates our CEO’s performance at the same time it sets the compensation of the other NEOs. When evaluating the performance of our CEO and making decisions about his compensation, the Compensation Committee also considers input from the Company's Chief Compliance Officer as well as a self-assessment prepared by our CEO. As part of this self-assessment, our CEO reviews with the Compensation Committee the overall annual management objectives of the Company and his participation in the attainment, or shortfall, with respect to such objectives. Approximately every other year, the Compensation Committee engages an outside independent consultant to conduct an in-depth analysis of our CEO’s performance as a manager during the year. The most recent assessment of this sort took place in early 2018. This evaluation involves a rigorous assessment of our CEO’s performance by members of the senior management team. This assessment is reviewed by the Board and the Compensation Committee, and is one of the many factors considered when making compensation decisions. As further described below, the Compensation Committee’s independent compensation consultant provides the Compensation Committee with an analysis of comparative market data on the cash-based, stock-based and total compensation for senior executives, including the CEO, at a group of comparable companies within our industry. The Compensation Committee recommends a compensation package for our CEO to the independent members of the Board for approval, but the independent members of the Board can deviate from those recommendations.
Role of Independent Compensation Consultant
The Compensation Committee has selected and directly retains the services of Compensia, a national compensation consulting firm. The Compensation Committee has the sole authority to retain or replace Compensia in its discretion. Compensia does not provide consulting services to the Company and may not provide such services without prior approval of the Compensation Committee chair. Accordingly, Compensia only provides compensation consulting services to the Compensation Committee, and works with the Company’s management only on matters for which the Compensation Committee provides direction and is responsible. The Compensation Committee has assessed the independence of Compensia pursuant to the rules of the SEC and NYSE, and concluded that Compensia’s work for the Compensation Committee does not raise any conflicts of interest. The Compensation Committee periodically seeks input from Compensia on a range of external market factors, including evolving compensation trends, appropriate peer companies and market survey data. Compensia also provides general observations on the Company’s compensation program, but it does not determine or recommend the amount or form of compensation for the NEOs.
Market Competitiveness
We evaluate the overall competitiveness of our executives’ total direct compensation each year in order to assist in executive retention. For 2018, the Compensation Committee retained Compensia to perform a comprehensive market analysis of our executive compensation programs and pay levels and based upon the recommendation of Compensia made no changes to the comparator peer group, which was used to evaluate 2018 and 2019 compensation decisions.

DaVita Inc. Notice of Special Meeting and Proxy Statement	53

Compensation Discussion and Analysis

Compensia provided the Compensation Committee with an analysis of comparative market data on the cash-based, stock-based and total compensation for senior executives at the companies within our comparator peer group. The Compensation Committee reviewed the compensation practices of our comparator peer group for purposes of evaluating the competitive environment and understanding the general compensation practices of our peers. Our 2018 comparator peer group consisted of the following companies, which are all in the healthcare services, diagnostics, managed care and solutions markets:

Company[1]	1-Year TSR[2]	3-Year Compound Annual TSR[2]	Market Capitalization (in millions)[3]	Net Income for Last 4 Quarters (in millions)[3]	Revenue for Last 4 Quarters (in millions) [3]
Abbott Laboratories	40.0%	25.0%	$122,209	$926	$29,575
Aetna	29.0%	24.1%	$66,457	$3,503	$60,421
Anthem	46.1%	27.1%	$70,639	$4,343	$90,588
Baxter International	24.1%	34.3%	$40,417	$912	$11,000
Centene Corp.	49.6%	38.7%	$29,462	$1,075	$52,079
Community Health Systems, Inc.	(54.9)%	(53.5)%	$371	($2,259)	$13,975
Encompass Health	71.0%	29.3%	$7,724	$302	$4,107
Envision Healthcare	1.7%	(16.2)%	$5,532	($1,763)	$8,144
HCA Healthcare, Inc.	76.5%	22%	$46,838	$2,864	$45,210
Laboratory Corporation of America Holdings	15.0%	17.0%	$17,428	$1,294	$11,166
LifePoint Health	11.2%	(3.2)%	$2,494	$44	$6,239
MEDNAX	8.2%	(15.3)%	$4,366	$345	$3,598
Molina Healthcare, Inc.	116.3%	29.3%	$9,004	($50)	$19,509
Quest Diagnostics Incorporated	17.4%	23.0%	$14,513	$811	$7,670
Tenet Healthcare, Inc.	73.2%	(8.3)%	$2,925	($471)	$18,769
Thermo Fisher Scientific	29.4%	26.4%	$96,662	$2,393	$23,094
Universal Health Services, Inc.	15.6%	1.1%	$11,761	$811	$10,552
WellCare Health Plans	86.6%	54.9%	$13,819	$486	$18,033
Summary Statistics:
75th Percentile	60.3%	28.2%	$43,627	$1,185	$26,334
50th Percentile	29%	23%	$13,819	$811	$13,975
25th Percentile	13.1%	(1)%	$4,949	$122	$7,907
DaVita	20.6%	(0.3)%	$12,031	$535	$11,282
DaVita Percentage Rank	38%	27%	42%	42%	41%

1	The Company’s peer group was compiled by Compensia and approved by the Compensation Committee.

2	Data as of September 28, 2018.

3	Financial data generally publicly available as of October 12, 2018.

Our 2018 comparator peer group includes a diverse representation of various companies in the healthcare services, diagnostics, managed care, and solutions markets because we compete in these broad industry groups for executive talent. The Compensation Committee, in conjunction with Compensia, reviews the composition of this group annually and makes adjustments to the composition of the group as it deems appropriate in order to provide a fairly consistent measure for comparing executive compensation. We believe that our comparator peer companies are comparable to us in their size, as measured by market capitalization, net income and revenues. We believe compensation paid by this comparator peer group is representative of the compensation required to attract, retain and motivate our executive talent.
The Compensation Committee considered the 2018 comparator peer group together with market data and analysis from Compensia and other factors, in determining 2018 base salary amounts and long-term incentive program awards granted in 2018. The 2018 comparator peer group together with market data and analysis from Compensia and other factors were considered by the Compensation Committee in determining 2019 base salary amounts, 2018 performance bonuses, and 2019 STI and LTI program awards granted in 2019.

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The Compensation Committee considered Compensia’s analysis of the compensation of executives serving in similar positions at comparable companies to obtain a general understanding of current compensation practices in our industry. The analysis provided by Compensia was used to provide context for the compensation decisions made by the Compensation Committee, but the Compensation Committee’s decisions were not directly related to or otherwise based upon the comparative data. Instead, the Compensation Committee used this comparative data as one of many factors considered to set the compensation for our NEOs. The Compensation Committee also used the analysis as a tool to assess how well the Company is implementing its core compensation objective of awarding compensation weighted heavily in favor of variable compensation tied to performance.

In approving executive compensation, the Compensation Committee considered the Company’s market capitalization, which was at the 42nd percentile of our comparator peer group, and the Company’s size, in terms of net income and revenue (on a continuing operations basis as described in footnote four of the above table), which was at the 42nd and 41st percentiles, respectively, of our comparator peer group at the time of this analysis. The Compensation Committee also considered each NEO’s role and responsibilities within the Company, individual performance, Company performance and internal pay equity in addition to the results of the competitive pay analysis.

Compensation Policies and Practices
We are committed to strong governance standards with respect to our compensation program, policies and practices. We believe that the following aspects of our compensation program are indicative of this commitment.

Equity Grant Policy
For 2018, we standardized our timetable for granting equity awards. Specifically, annual equity awards were granted to our executives on May 15. Interim awards to our executives may be made during the year to address special circumstances, such as retention concerns, promotions, special performance recognition awards and new hire awards. Our annual equity awards are generally awarded following the completion of performance reviews and are considered in connection with the Compensation Committee’s decision and review process regarding other forms of direct compensation. The timing of the interim grants is contingent upon individual circumstances. Under the terms of the 2011 Incentive Plan, stock option awards or stock appreciation rights awards are granted with an exercise or base price not less than the closing price of our Common Stock on the date of grant. Furthermore, the 2011 Incentive Plan prohibits repricing or replacing underwater stock options or stock appreciation rights without prior stockholder approval.
Management Share Ownership Policy
Prior to 2019, our share ownership policy applied to certain members of our management team at the executive level. Effective April 24, 2019, we adjusted our share ownership policy to, among other things, apply to all executive officers other than Mr. Hilger (in light of his anticipated retirement) and increase the applicable ownership thresholds for certain executives, including the CEO position. The management share ownership policy is similar to our share ownership policy that applies to all non-employee members of the Board. The purpose of the policy is to ensure that executive officers accumulate a meaningful ownership stake in the Company over time by retaining a specified financial interest in our Common Stock. Both shares owned directly and in-the-money value of shares underlying vested but unexercised equity are included in the determination of whether the share ownership guidelines are met. The total net realizable share value retained (the "Ownership Threshold") must have a market value (as defined in the policy) of not less than the lower of 25% of the total pretax equity award value in excess of $100,000 realized by the executive from the time such executive becomes subject to the policy to date; or a specific multiple of the executive’s base salary. The salary multiple requirement is 6x for the CEO and 3x base salary for other executive officers. Prior to 2019, Mr. Thiry's salary multiple requirement was set at 5x base salary. Executive officers subject to the policy must retain subsequently acquired shares until their applicable threshold is met, subject to certain limited exceptions. As of December 31, 2018, all of our executive officers who were subject to the policy were in compliance with our then effective share ownership policy.

DaVita Inc. Notice of Special Meeting and Proxy Statement	55

Compensation Discussion and Analysis

Policy Regarding Clawback of Bonuses and Incentive Compensation
In 2010, the Board adopted a clawback policy that permits the Board to recover annual bonuses and long-term incentive and equity-based compensation from executive officers and non-employee members of the Board whose fraud or intentional misconduct was a significant contributing factor to the Company having to restate all or a portion of its financial statements. In December 2014, the policy was further amended to add significant misconduct as another possible clawback triggering event, in accordance with the executive financial compensation recoupment requirements under our Corporate Integrity Agreement.
This provision applies to all senior vice presidents and above of the Company’s domestic dialysis business, in addition to the executive officers and non-employee members of the Board. The clawback policy allows for the recovery of any bonus or incentive compensation paid to those executive officers or directors, the cancellation of restricted or deferred stock awards and outstanding stock awards granted to those executive officers or directors, and the reimbursement of any gains realized that are attributable to such awards to the fullest extent permitted by law. The policy allows for the foregoing actions to the extent that the amount of incentive compensation was calculated based upon the achievement of certain financial results that were subsequently reduced due to a restatement; the executive officer or director engaged in any fraud or intentional misconduct that was a significant contributing factor to the Company having to restate its financial statements; where the amount of the bonus or incentive compensation that would have been awarded to the officer had the financial results been properly reported would have been lower than the amount actually awarded; and, where the amount of the bonus or incentive compensation that was awarded to the officer would not have been awarded had any significant misconduct been known. The Company will not seek to recover bonuses or incentive or equity-based compensation paid or vested more than three years prior to the date the applicable restatement is disclosed or the significant misconduct is discovered.

Accounting Considerations
Accounting for Stock-Based Compensation
The Company accounts for stock-based compensation in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”), which requires the Company to recognize compensation expense for share-based payments

(including SSARs, RSUs, PSUs and other forms of equity compensation). FASB ASC Topic 718 is taken into account by the Compensation Committee in determining to issue various types of equity awards, considering the natural economic exchange ratios implied by their approximate respective fair values.

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Compensation Committee Report

The Compensation Committee of the Board is currently composed of four independent directors. The Compensation Committee oversees the Company's compensation program on behalf of the Board. The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis set forth in this Proxy Statement with management.
Based on the Compensation Committee's review and discussion with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's Proxy Statement for the Company's Special Meeting of Stockholders.

COMPENSATION COMMITTEE
Pamela M. Arway, Chair
Pascal Desroches
Paul J. Diaz
Peter T. Grauer

The information contained above in this section titled "Compensation Committee Report" will not be considered "soliciting material" or to be "filed" with the SEC, nor will that information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a filing.

DaVita Inc. Notice of Special Meeting and Proxy Statement	57

Risk Considerations in Our Compensation Program
The Compensation Committee, with the assistance of Compensia, conducts an annual review of the Company's material compensation policies and practices applicable to its employees, including its executive officers. Based on the most recent review, the Compensation Committee concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. The key features of the executive compensation program that support this conclusion include:

•	a balance between cash and equity compensation;

•	a balance between short-term and long-term performance focus;

•	short-term incentive opportunities are capped and are not linked to any one specific goal;

•	severance payments are limited to 3x base salary and target bonus;

•	equity awards have meaningful vesting requirements;

•	a clawback policy that permits the Board to recover annual bonuses and longer-term incentive and equity-based compensation from executive officers and members of the Board;

•	stock ownership guidelines;

•	significant independent Compensation Committee oversight; and

•	appropriate prohibitions against hedging and pledging transactions involving equity securities of the Company by executives and members of the Board.

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Executive Compensation

Executive Compensation

2018 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus[1] ($)	Stock Awards[2,3] ($)	Option Awards[4] ($)	Non-Equity Incentive Plan Compensation[5] ($)	All Other Compensation[6] ($)	Total ($)	Adjusted Total Compensation Without Rule of 65 and Other Modification Charges ($)[7]
Kent J. Thiry Chairman and Chief Executive Officer, DaVita, and Chief Executive Officer, DaVita Medical Group	2018	$1,300,000	$—	$20,895,892	$5,710,778	$3,303,371	$807,460	$32,017,501	$17,327,711
	2017	$1,300,000	$—	$5,486,824	$6,215,011	$1,750,000	$572,923	$15,324,758	$15,324,758
	2016	$1,273,077	$—	$4,531,740	$4,082,358	$1,705,153	$704,343	$12,296,671	$12,296,671
Javier J. Rodriguez Chief Executive Officer, DaVita Kidney Care	2018	$900,000	$—	$3,497,922	$1,428,751	$1,947,978	$131,947	$7,906,598	$7,906,598
	2017	$900,000	$—	$1,047,499	$1,186,505	$5,133,777	$97,626	$8,365,407	$8,365,407
	2016	$865,385	$—	$911,452	$1,740,575	$5,069,405	$185,709	$8,772,526	$8,772,526
Joel Ackerman Chief Financial Officer and Treasurer	2018	$700,000	$—	$3,724,396	$911,966	$1,279,902	$4,018	$6,620,282	$6,620,282
	2017	$576,154	$200,000	$997,621	$2,127,654	$750,000	$160	$4,651,589	$4,651,589
Kathleen A. Waters Chief Legal Officer	2018	$540,000	$—	$3,527,445	$547,186	$646,045	$3,840	$5,264,516	$5,264,516
	2017	$540,000	$—	$274,361	$310,758	$615,000	$23,585	$1,763,704	$1,763,704
	2016	$334,385	$740,000	$533,004	$402,033	$—	$200	$2,009,622	$2,009,622
LeAnne M. Zumwalt Group Vice President, Purchasing and Public Affairs	2018	$400,000	$280,000	$497,705	$607,988	$—	$3,792	$1,789,485	$1,789,485
	2017	$400,000	$—	$274,361	$310,758	$150,000	$192	$1,135,311	$1,135,311
	2016	$400,000	$200,000	$—	$371,130	$584,210	$384	$1,555,724	$1,555,724

1
The amounts reported in this column for 2018 represent annual performance bonuses for non-STI program participants, namely Ms. Zumwalt, earned with respect to 2018. The amounts earned under our 2018 short-term incentive program (the “2018 STI Program”) under the 2011 Incentive Plan are included in the “Non-Equity Incentive Plan Compensation” column.

2
The amounts shown in this column reflect RSU and PSU awards and represent the aggregate grant date fair value of all such awards granted to the executive during the year as estimated by the Company in accordance with FASB ASC Topic 718. In accordance with SEC rules, the amounts included in the Stock Awards column for the PSU awards granted during 2018 are calculated based on the probable outcome of the performance conditions for such awards on the grant date. If the probable outcome of the performance conditions as of grant date had been maximum performance, then the grant date fair value of the PSUs would have been as follows: Mr. Thiry — $11,889,630; Mr. Rodriguez — $4,656,737; Mr. Ackerman — $2,972,475; and Ms. Waters — $1,783,510. For Mr. Ackerman and Ms. Waters the amounts shown also include PSU awards granted during 2018 for which any vesting was contingent on closing of the DMG transaction. The Compensation Committee also retained the ability to reduce these transaction-related PSU awards, including to zero, at its sole discretion at any time prior to the closing of the DMG transaction. For these awards, target and maximum performance result in the same grant date fair value which is as follows: Mr. Ackerman — $1,491,666 and Ms. Waters — $2,187,768. See Note 19 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the relevant assumptions used in calculating these amounts pursuant to FASB ASC Topic 718.

3
For Mr. Thiry these amounts also include the incremental fair value associated with (i) the modification of his outstanding equity awards as a result of the implementation of the Rule of 65 Retirement Policy and (ii) the modification of his outstanding PSU award granted in 2016 to reallocate the performance criteria related to a DMG performance metric, contingent on completion of the sale of DMG, given that upon close the performance of this criterion would not be measurable. Mr. Thiry was the only executive with outstanding PSUs that had a performance criteria linked to a DMG related metric. The Rule of 65 Retirement Policy is effective for all executive officers, however, under FASB ASC Topic 718 a modification charge only applied to Mr. Thiry. These modification charges do not represent newly granted awards.

4
The amounts shown in this column represent the aggregate grant date fair value of SSAR awards granted to the executive during the year as estimated by the Company in accordance with FASB ASC Topic 718. For Mr. Thiry, the 2018 amount reflects the incremental fair value associated with the modification of his outstanding equity awards as a result of the implementation of the Rule of 65 Retirement Policy. See Note 19 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the relevant assumptions used in calculating these amounts pursuant to FASB ASC Topic 718. The Rule of 65 Retirement Policy is effective for all officers, however, under FASB ASC Topic 718 a modification charge only applied to Mr. Thiry. This modification charge does not represent newly granted awards.

5
The amounts shown in this column represent amounts earned for performance periods ending in 2018, 2017, and 2016, respectively, as detailed below with respect to 2018. The awards are reported for the year with respect to which they were earned, regardless of when the award was granted or paid. For 2018, these amounts represent payouts with respect to the 2018 STI Program. Please see the section titled "Compensation Discussion and Analysis — Elements of Compensation — Short-Term Incentive Program (STI Program) for 2018” in this Proxy Statement for a discussion of the performance criteria under the 2018 STI Program. The 2016 long-term cash-based performance awards (the "2016 Cash LTI Program") did not pay out based on performance through the completion of the performance period, which ended December 31, 2018 and accordingly, there is no value included in this column with respect to the 2016 Cash LTI Program.

DaVita Inc. Notice of Special Meeting and Proxy Statement	59

Executive Compensation

Name	2018 STI Program	2016 Cash LTI Program	Total Non-Equity Incentive Plan Compensation
Kent J. Thiry	$3,303,371	$—	$3,303,371
Javier J. Rodriguez	$1,947,978	$—	$1,947,978
Joel Ackerman	$1,279,902	$—	$1,279,902
Kathleen A. Waters	$646,045	$—	$646,045
LeAnne M. Zumwalt	$—	$—	$—

6
Amounts included in this column are set forth by category below. Other than the use of a fractionally-owned or chartered corporate aircraft, the amounts disclosed are the actual or share of actual costs to the Company of providing these benefits. Because a fractionally-owned or chartered corporate aircraft is used primarily for business purposes, we do not include in the incremental cost allocated to each executive the fixed costs that do not change based on usage. The incremental cost to us of personal use of a fractionally-owned or chartered corporate aircraft is calculated based on the variable operating costs related to the operation of the aircraft, including fuel costs and landing fees, trip-related repairs and maintenance, catering and other miscellaneous variable costs. The value of the personal use of a fractionally-owned or chartered corporate aircraft by our NEOs is included in their personal income in accordance with applicable tax regulations.

Name	Year	Perquisites* ($)	Life Insurance Premiums ($)	Company Contribution to Defined Contribution Plan ($)	Total All Other Compensation ($)
Kent J. Thiry	2018	$803,236	$624	$3,600	$807,460
Javier J. Rodriguez	2018	$128,400	$432	$3,115	$131,947
Joel Ackerman	2018	$178	$240	$3,600	$4,018
Kathleen A. Waters	2018	$—	$240	$3,600	$3,840
LeAnne M. Zumwalt	2018	$—	$192	$3,600	$3,792

*
Amounts for Messrs. Thiry and Rodriguez include certain personal meals and entertainment expenses, legal expenses and personal use of fractionally-owned or chartered corporate aircraft. For purposes of calculating the incremental costs to the Company of Messrs. Thiry and Rodriguez's personal use of Company aircraft, the total cost of the flight is allocated to personal use based upon the relative ratio of personal mileage to total mileage. Costs for fuel, ground costs, catering costs, landing fees, domestic passenger fees and federal excise tax charges are also included, if applicable. The incremental costs allocated to Messrs. Thiry and Rodriguez for personal aircraft usage in 2018 were $778,219 and $128,150, respectively.

7
The amounts in this column are calculated by subtracting the modification charges reported in the "Stock Awards" and "Option Awards" columns above from the "Total" column. These modification charges consist of $14.4 million associated with the implementation of the Rule of 65 Retirement Policy and $0.3 million associated with the modification of Mr. Thiry's outstanding PSU award granted in 2016 to reallocate the performance criteria related to a DMG performance metric, contingent on closing of the sale of DMG. The 2018 amount reported in this column for Mr. Thiry differs from, and is not a substitute for, the amount reported in the "Total" column, as calculated pursuant to the Summary Compensation Table rules.

60

2018 Grants of Plan-Based Awards Table
The following table sets forth information concerning awards made to each of the NEOs under the 2011 Incentive Plan during 2018.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Options Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)[8]
Kent J. Thiry	—	[1]	$—	$1,950,000	$5,850,000	—	—	—	—	—	—	—
	5/15/2018	[2]	$—	$—	$—	33,784	90,090	180,180	—	—	—	$5,944,814
	5/15/2018	[4]	$—	$—	$—	—	—	—	90,090	—	—	$5,972,066
	8/19/2018	[5]	$—	$—	$—	31,393	73,250	146,500	—	—	—	$8,647,897
	8/19/2018	[5]	$—	$—	$—	—	—	—	—	709,614	—	$5,710,778
	12/30/2018	[6]	$—	$—	$—	36,381	72,761	135,191	—	—	—	$331,115
Javier J. Rodriguez	—	[1]	$—	$1,125,000	$3,375,000	—	—	—	—	—	—	—
	5/15/2018	[2]	$—	$—	$—	13,232	35,285	70,570	—	—	—	$2,328,368
	5/15/2018	[4]	$—	$—	$—	—	—	—	17,643	—	—	$1,169,554
	5/15/2018	[7]	$—	$—	$—	—	—	—	—	88,213	$66.29	$1,428,751
Joel Ackerman	—	[1]	$—	$750,000	$2,250,000	—	—	—	—	—	—	—
	3/28/2018	[3]	$—	$—	$—	—	22,601	22,601	—	—	—	$1,491,666
	5/15/2018	[2]	$—	$—	$—	8,447	22,523	45,046	—	—	—	$1,486,238
	5/15/2018	[4]	$—	$—	$—	—	—	—	11,261	—	—	$746,492
	5/15/2018	[7]	$—	$—	$—	—	—	—	—	56,306	$66.29	$911,966
Kathleen A. Waters	—	[1]	$—	$375,000	$1,125,000	—	—	—	—	—	—	—
	3/28/2018	[3]	$—	$—	$—	—	33,148	33,148	—	—	—	$2,187,768
	5/15/2018	[2]	$—	$—	$—	5,068	13,514	27,028	—	—	—	$891,755
	5/15/2018	[4]	$—	$—	$—	—	—	—	6,757	—	—	$447,922
	5/15/2018	[7]	$—	$—	$—	—	—	—	—	33,784	$66.29	$547,186
LeAnne M Zumwalt	5/15/2018	[4]	$—	$—	$—	—	—	—	7,508	—	—	$497,705
	5/15/2018	[7]	$—	$—	$—	—	—	—	—	37,538	$66.29	$607,988

1
Represents applicable amounts for our 2018 STI Program under the 2011 Incentive Plan. The amount in the “Maximum” column represents the maximum amount the executive was eligible to earn under the 2018 STI Program if all performance criteria were achieved at their highest payout level, including a modifier associated with the achievement of certain pre-determined objectives. The amount in the “Target” column represents the payout amounts the executive was eligible to earn under the 2018 STI Program if all performance criteria were achieved at their target payout level.

2
This number represents PSUs awarded under the 2011 Incentive Plan. The PSU awards vest 50% on May 15, 2021 and 50% on May 15, 2022, subject to the NEO’s continued employment and the achievement of the underlying performance conditions. For a description of the PSUs, see the subsection titled “Compensation Discussion and Analysis—Elements of Compensation—Long-Term Incentive Program (LTI Program) for 2018—Equity Awards—Performance Stock Units” in this Proxy Statement.

3
This number represents PSUs awarded under the 2011 Incentive Plan. The vesting of these PSU awards was contingent upon the closing of the DMG transaction, with 50% vesting upon the closing of the DMG transaction and 50% upon the 18-month anniversary of the closing. Since the Compensation Committee could have used discretion at any time prior to the closing date to reduce amounts awarded to zero, there were no fixed threshold amounts under the PSU award agreements. Accordingly, this table reflects a zero amount in the “Threshold” column.

4
This number represents RSUs granted under the 2011 Incentive Plan. The RSUs vest 50% on May 15, 2021 and 50% on May 15, 2022, subject to the NEO's continued employment. For a description of the RSUs, see the subsection titled “Compensation Discussion and Analysis — Elements of Compensation — Long-Term Incentive Program (LTI Program) for 2018 — Equity Awards — Restricted Stock Units” in this Proxy Statement.

5
This number represents the incremental fair value with respect to Mr. Thiry's outstanding equity awards related to the implementation of the Rule of 65 Retirement Policy as of the modification date, computed in accordance with FASB ASC 718, and does not reflect a new equity grant. The Rule of 65 Retirement Policy is effective for all executive officers; however, under FASB ASC Topic 718 a modification charge only applied to Mr. Thiry.

6
This number represents the incremental fair value related to the modification of Mr. Thiry's outstanding PSU award granted in 2016 to, contingent on the closing of the DMG transaction, eliminate the performance criteria related to DMG and reallocate the associated units ratably to the remaining performance criteria, as of the December 30, 2018 modification date, computed in accordance with FASB ASC 718, and does not reflect a new equity grant. Mr. Thiry was the only executive granted 2016 PSUs that had a performance criterion linked to this DMG-related metric.

DaVita Inc. Notice of Special Meeting and Proxy Statement	61

Executive Compensation

7
This number represents SSARs awarded under the 2011 Incentive Plan. The SSARs vest 50% on May 15, 2021 and 50% on May 15, 2022, subject to the NEO’s continued employment. For a description of the SSARs, see the subsection titled “Compensation Discussion and Analysis — Elements of Compensation — Long-Term Incentive Program (LTI Program) for 2018 — Equity Awards — Stock-settled Stock Appreciation Rights” in this Proxy Statement.

8
The amounts for SSARs, RSUs and PSUs are the aggregate grant date fair values or the incremental fair value upon modification of each award determined pursuant to FASB ASC Topic 718 and, in the case of PSUs, are based upon the probable outcome of the applicable performance conditions on the grant date. All SSARs granted have a five-year term. See Note 19 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to FASB ASC Topic 718.

62

2018 Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information concerning outstanding SSARs and unvested stock awards held by each of the NEOs at December 31, 2018.

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested[1] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)[1]
Kent J. Thiry	4/24/2014	282,339		—		$69.38	4/24/2019	—		—	—		—
	6/2/2015	89,520	[2]	89,521	[2]	$83.82	6/2/2020	—		—	—		—
	5/13/2016	—		291,044	[2]	$75.42	5/13/2021	—		—	—		—
	6/6/2017	—		418,570	[3]	$65.48	6/6/2022	—		—	—		—
	6/2/2015	—		—		—	—	2,210	[5]	$113,727	—		—
	12/27/2016	—		—		—	—	24,119	[6]	$1,241,164	23,394	[7]	$1,203,855
	6/6/2017	—		—		—	—	—		—	31,393	[8]	$1,615,484
	5/15/2018	—		—		—	—	90,090	[11]	$4,636,031	—		—
	5/15/2018	—		—		—	—	—		—	33,784	[5]	$1,738,525
Javier J. Rodriguez	4/24/2014	79,228		—		$69.38	4/24/2019	—		—	—		—
	6/2/2015	23,275	[2]	23,276	[2]	$83.82	6/2/2020	—		—	—		—
	5/13/2016	—		124,091	[2]	$75.42	5/13/2021	—		—	—		—
	6/6/2017	—		79,909	[3]	$65.48	6/6/2022	—		—	—		—
	5/15/2018	—		88,213	[2]	$66.29	5/15/2023	—		—	—		—
	6/2/2015	—		—		—	—	1,150	[5]	$59,179	—		—
	12/24/2016	—		—		—	—	5,761	[6]	$296,461	4,775	[9]	$245,722
	6/6/2017	—		—		—	—	—		—	5,994	[8]	$308,451
	5/15/2018	—		—		—	—	17,643	[11]	$907,909	—		—
	5/15/2018	—		—		—	—	—		—	13,232	[5]	$680,919
Joel Ackerman	2/21/2017	—		145,159	[2]	$68.89	2/21/2022	—		—	—		—
	5/15/2018	—		56,306	[2]	$66.29	5/15/2023	—		—	—		—
	6/6/2017	—		—		—	—	—		—	5,708	[8]	$293,734
	3/28/2018	—		—		—	—	—		—	22,601	[12]	$1,163,047
	5/15/2018	—		—		—	—	11,261	[11]	$579,491	—		—
	5/15/2018	—		—		—	—	—		—	8,447	[5]	$434,683
Kathleen A. Waters	5/6/2016	14,082	[4]	14,082	[4]	$75.70	5/6/2021	—		—	—		—
	6/6/2017	—		20,929	[3]	$65.48	6/6/2022	—		—	—		—
	5/15/2018	—		33,784	[2]	$66.29	5/15/2023	—		—	—		—
	5/6/2016	—		—		—	—	3,521	[10]	$181,191	—		—
	6/6/2017	—		—		—	—	—		—	1,570	[8]	$80,792
	5/15/2018	—		—		—	—	6,757	[11]	$347,715	—		—
	3/28/2018	—		—		—	—	—		—	33,148	[12]	$1,705,796
	5/15/2018	—		—		—	—	—		—	5,068	[5]	$260,799
LeAnne M. Zumwalt	4/24/2014	14,405		—		$69.38	4/24/2019	—		—	—		—
	6/2/2015	5,968	[2]	5,968	[2]	$83.82	6/2/2020	—		—	—		—
	5/13/2016	—		26,459	[2]	$75.42	5/13/2021	—		—	—		—
	6/6/2017	—		20,929	[3]	$65.48	6/6/2022	—		—	—		—
	5/15/2018	—		37,538	[2]	$66.29	5/15/2023	—		—	—		—
	6/2/2015	—		—		—	—	1,492	[11]	$76,778	—		—
	6/6/2017	—		—		—	—	—		—	1,570	[8]	$80,792
	5/15/2018	—		—		—	—	7,508	[11]	$386,362	—		—

DaVita Inc. Notice of Special Meeting and Proxy Statement	63

Executive Compensation

1	The market value of shares or units of stock that have not vested reflects the $51.46 closing price of our Common Stock on December 31, 2018, the last trading day of the year, as reported by the NYSE.

2	These SSARs vest 50% on the third and fourth anniversaries of the grant date.

3	These SSARs vest 50% each on May 15, 2020 and May 15, 2021.

4	These SSARs vest 50% on the second and third anniversaries of the grant date.

5	These PSUs vest 50% each on the third and fourth anniversaries of the grant date.

6	These PSUs vested 50% on May 15, 2019 and vest 50% May 15, 2020.

7
These PSUs vested 22% on May 15, 2019 and vest 78% on May 15, 2020 for Mr. Thiry, subject to achievement of the performance conditions for PSUs. The amounts listed here are the threshold number of shares awarded.

8	These PSUs vest 12.5% on May 15, 2020 and 87.5% on May 15, 2021, subject to achievement of the performance conditions for PSUs. The amounts listed here are the threshold number of shares awarded.

9
These PSUs vested 40% on May 15, 2019 and vest 60% on May 15, 2020 for Mr. Rodriguez, subject to achievement of the performance conditions for PSUs. The amounts listed here are the threshold number of shares awarded.

10	These RSUs vest 50% each on the second and third anniversaries of the grant date.

11	These RSUs vest 50% each on the third and fourth anniversaries of the grant date.

12
These PSUs vested 50% on the closing of the DMG transaction and will vest 50% on the 18-month anniversary of the close, subject to achievement of the performance conditions for PSUs and continued employment through the applicable vesting date. The Compensation Committee retained the ability to reduce these PSU awards, including to zero, at its sole discretion at any time prior to the closing of the DMG transaction.

64

2018 Option Exercises and Stock Vested Table
The following table sets forth information concerning the exercise of SSARs (which are treated as options for this table) and the vesting of stock awards held by each of the NEOs during 2018.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)[1]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[2]
Kent J. Thiry	900,000	$8,109,000	6,932	$463,223
Javier J. Rodriguez	280,000	$2,942,800	3,699	$247,131
Joel Ackerman	—	$—	—	$—
Kathleen A. Waters	—	$—	3,520	$233,658
LeAnne M. Zumwalt	5,200	$54,652	3,293	$219,487

1
Value realized on exercise is determined by subtracting the exercise or base price from the market price of our Common Stock at exercise, as reported by the NYSE, and multiplying the remainder by the number of shares exercised.

2	Value realized on vesting is determined by multiplying the number of shares underlying RSUs by the closing price for our Common Stock on the date of vesting, as reported by the NYSE.
No Pension Benefits
The Company does not sponsor or maintain a defined benefit pension plan that allows participation by any employee, including the NEOs, and that provides for payments or other benefits at, following, or in connection with retirement.
Nonqualified Deferred Compensation
The following table sets forth information concerning the Company’s nonqualified deferred compensation plans.
2018 Nonqualified Deferred Compensation Table

Name	Executive Contributions in Last FY ($)[1,2]	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)[3]	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Kent J. Thiry
Deferred Compensation Plan	$1,162,500	—	($44,392)	—	$5,899,435
Voluntary Deferral Plan	—	—	$43,909	—	$12,614,802
Javier J. Rodriguez
Voluntary Deferral Plan	—	—	($77,915)	—	$720,022
Joel Ackerman[4]
None	—	—	—	—	—
Kathleen A. Waters[4]
None	—	—	—	—	—
LeAnne M. Zumwalt
Deferred Compensation Plan	$85,577	—	($12,828)	—	$236,865
Voluntary Deferral Plan	—	—	($1,513)	($2,239)	$25,360

1	This amount is reported in the “Salary” column in the 2018 Summary Compensation Table.

2	Mr. Thiry deferred $1,758,350 in 2017 and $1,749,132 in 2016 into the Deferred Compensation Plan. Ms. Zumwalt deferred $100,000 in 2017 and $50,658 in 2016 into the Deferred Compensation Plan.

3	None of the earnings in this column are included in the 2018 Summary Compensation Table because they are not preferential or above market.

4	Mr. Ackerman and Ms. Waters did not participate in any of the Company’s nonqualified deferred compensation plans in 2018 or in any prior years.

DaVita Inc. Notice of Special Meeting and Proxy Statement	65

Executive Compensation

Voluntary Deferral Plan and Deferred Compensation Plan
The 2018 Nonqualified Deferred Compensation Table presents amounts deferred under our Voluntary Deferral Plan and our Deferred Compensation Plan, which replaced the Voluntary Deferral Plan effective January 1, 2015.
Contributions
Under the Deferred Compensation Plan (effective for deferrals in 2015 and later years), participants may defer (i) up to 50% of their base salary, and (ii) all or a portion of their annual bonus payment that is earned in the same year as their base salary but payable in the following year. Under the Voluntary Deferral Plan (applicable for deferrals prior to 2015), participants could defer (i) up to 50% of their base salary, (ii) all or a portion of their annual bonus payment that is earned in the same year as their base salary but payable in the following year and (iii) all or a portion of their other compensation as determined by the Company.
Under both plans, deferred amounts are credited with earnings or losses based on the rate of return of one or more investment alternatives selected by the participant from among the investment funds selected by the Company.
Participants may change their investment elections daily. We do not make company contributions to participants’ accounts under either the Voluntary Deferral Plan or the Deferred Compensation Plan. All participant contributions are irrevocably funded into a rabbi trust for the benefit of those participants. Assets held in the trust are subject to the claims of the Company’s general creditors in the event of the Company’s bankruptcy or insolvency until paid to the plan participants.
Payment of benefits
Distributions are generally paid out in cash at the participant’s election. Under the Voluntary Deferral Plan, distributions can be made commencing in the first or second year following retirement or in a specified year at least three to four years after the deferral election was effective, and participants can elect to receive distributions in the form of one, five, ten, fifteen or twenty annual installments. Under the Deferred Compensation Plan, distributions can be made commencing in the second year following the year to which the deferral election applies, after separation from service, or on any other scheduled payment date, and participants can elect to receive either a lump sum distribution or annual installments over any period from two to twenty years; provided, that, if the Deferred Compensation Plan balance does not exceed $20,000, a lump sum will be paid. If the participant has not elected a specified year for payout and the participant has a separation from service, distributions generally will be paid in a lump sum cash distribution after separation from service.
In the event of a participant’s unforeseeable emergency, the plan administrator may, in its sole discretion, authorize the cessation of deferrals by a participant and provide for immediate distribution to a participant in the form of a lump sum cash payment to cover the unforeseeable emergency.
Potential Payments Upon Termination or Change of Control
General Terms and Definitions
For purposes of the table below to quantify the benefits under the employment arrangement with each NEO in effect as of December 31, 2018:
“Cause” is defined in Mr. Thiry’s employment agreement as any of the following: (i) conviction of a felony; (ii) any act of fraud or dishonesty resulting or intended to result directly or indirectly in personal enrichment at the expense of the Company; (iii) repeated failure or refusal by the executive to follow policies established by the Board or written directives of the Board that goes uncorrected for a period of 30 consecutive days after notice of such failure or refusal, and that is material and willful and has a material adverse effect on the Company’s business; or (iv) a material breach of the executive’s employment agreement that goes uncorrected for a period of 30 consecutive days after written notice has been provided to the executive.
Involuntary termination for “Material Cause” for Messrs. Rodriguez and Ackerman and Ms. Waters generally occurs if the Company terminates employment for any of the following reasons: (i) conviction of a felony or plea of no contest to a felony; (ii) any act of fraud or dishonesty in connection with the performance of the executive’s duties; (iii) repeated failure or refusal by the executive to follow policies or directives reasonably established by the CEO of the Company or his designee that goes uncorrected for a period of 10 consecutive days after written notice has been provided to the executive; (iv) a material breach of the executive’s employment agreement; (v) any gross or willful misconduct or gross negligence by the executive in the performance of the executives duties; (vi) egregious conduct by the executive that brings the Company or any of its

66

subsidiaries or affiliates into public disgrace or disrepute; (vii) an act of unlawful discrimination, including sexual harassment; (viii) a violation of the duty of loyalty or of any fiduciary duty; or (ix) exclusion or notice of exclusion of the executive from participating in any federal healthcare program.
With respect to the employment agreements of Messrs. Rodriguez and Ackerman, as noted below, a “Change of Control” means (i) any transaction or series of transactions in which any person or group (within the meaning of Rule 13d-5 under the Exchange Act and Sections 13(d) and 14(d) of the Exchange Act) becomes the direct or indirect “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), by way of a stock issuance, tender offer, merger, consolidation, other business combination or otherwise, of greater than 50% of the total voting power (on a fully diluted basis as if all convertible securities had been converted and all warrants and options had been exercised) entitled to vote in the election of directors of the Company (including any transaction in which the Company becomes a wholly-owned or majority-owned subsidiary of another corporation), (ii) any merger or consolidation or reorganization in which the Company does not survive, (iii) any merger or consolidation in which the Company survives, but the shares of the Company’s Common Stock outstanding immediately prior to such merger or consolidation represent 40% or less of the voting power of the Company after such merger or consolidation, and (iv) any transaction in which more than 40% of the Company’s assets are sold. However, despite the occurrence of any of the above-described events, a “Change of Control” will not have occurred if Mr. Thiry remains the CEO of the Company for at least one year after the Change of Control or becomes the CEO or executive chair of the surviving company with which the Company merged or consolidated and remains in that position for at least one year after the Change of Control.
With respect to Messrs. Rodriguez and Ackerman and Ms. Waters, “Good Cause” generally means the occurrence of the following events without the executive’s express written consent: (i) the Company materially diminishes the scope of the executive’s duties and responsibilities; (ii) the Company materially reduces the executive’s base compensation; (iii) in the case of Mr. Ackerman and Ms. Waters, the Company requires the executive to relocate to an office more than a specified mileage away from the executive's current office; or (iv) in the case of Mr. Ackerman, a material breach by the Company of his employment agreement or the failure to have the agreement assumed by a successor. Notwithstanding the above, the occurrence of any such condition shall not constitute Good Cause unless the executive provides notice to the Company of the existence of such condition not later than 90 days after the initial existence of such condition, and the Company shall have failed to remedy such condition within 30 days after receipt of such notice.
With respect to Mr. Thiry’s employment agreement, “Good Reason” means during the employment period, without the written consent of the executive, any one or more of the following (provided that an isolated, insubstantial or inadvertent action not taken in bad faith or failure not occurring in bad faith which is remedied by the Company promptly after receipt of notice thereof given by the executive shall not constitute Good Reason): (i) the assignment to the executive of any duties inconsistent in any material and adverse respect with the executive’s then current duties and responsibilities; (ii) the material and adverse change in the executive’s titles or positions; (iii) reduction in the executive’s base salary or target annual incentive opportunity, unless such reductions are part of an across-the-board reduction that applies to all senior executives of the Company and takes effect prior to a Change in Control (as defined below for Mr. Thiry); or (iv) any material breach by the Company of the employment agreement, that is not corrected within 30 days after notice of such breach.
For purposes of the definition of “Good Reason” in Mr. Thiry’s employment agreement above, a “Change of Control” means (i) any transaction or series of transactions in which any person or group (within the meaning of Rule 13d-5 under the Exchange Act and Sections 13(d) and 14(d) under the Exchange Act) becomes the direct or indirect “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), by way of a stock issuance, tender offer, merger, consolidation, other business combination or otherwise, of greater than 40% of the total voting power (on a fully diluted basis as if all convertible securities had been converted and all warrants and options had been exercised) entitled to vote in the election of directors of the Company (including any transaction in which the Company becomes a wholly-owned or majority-owned subsidiary of another corporation), (ii) consummation of any merger or consolidation in which the shares of the Company’s Common Stock outstanding immediately prior to such merger or consolidation represent 50% or less of the voting power of the corporation resulting from such merger or consolidation, or, if applicable, the ultimate parent corporation of such corporation, (iii) during any twenty-four month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any

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Executive Compensation

individual who becomes a director of the Company subsequent to the beginning of such period whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a person other than the Board for the purpose of opposing a solicitation by any other person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall not be deemed a member of the Incumbent Board, (iv) consummation of any transaction in which all or substantially all of the Company’s assets are sold, or (v) the approval by the Company’s stockholders of a plan of complete liquidation or dissolution of the Company; provided, however, that no transaction contemplated by clauses (i) through (iv) above shall constitute a Change of Control if the person acting as the CEO of the Company for the twelve months prior to such transaction continues as the CEO or executive chairman of the Board of Directors of the Company or becomes the CEO or executive chairman of the Board of Directors of the entity that has acquired control of the Company as a result of such transaction (the “Acquiror”) immediately after such transaction and remains the CEO or executive chairman of the Board of Directors of the Company or the Acquiror for not less than twelve months following the transaction, and further provided, that in the event that the person acting as the CEO of the Company for the twelve months prior to such transaction ceases to be CEO or executive chairman of the Board of Directors of the Company or of the Acquiror during the twelve months following the transaction, a Change of Control shall be deemed to have occurred on the date on which such person ceases to be CEO or executive chairman of the Board of Directors of the Company or the Acquiror.

68

Severance Payments and Benefits
The following tables and summary set forth the Company’s payment obligations pursuant to the terms of the employment or severance arrangements with each of our NEOs, as of December 31, 2018, under the circumstances described below, assuming that their employment was terminated on December 31, 2018. For a description of the value of stock-based awards held by Messrs. Thiry, Rodriguez, and Ackerman and Mses. Waters and Zumwalt that are subject to accelerated vesting upon a Change of Control or retirement, see the subsection titled “— Accelerated Vesting of Stock-Based Awards” below. See "—Management Transition" section in the CD&A for information regarding the separation benefits provided under the employment agreement with Mr. Rodriguez and the Executive Chairman Agreement with Mr. Thiry, which were entered into in connection with the announcement of the 2019 management transition.

	Payment of Base Salary (or multiple thereof) in effect at termination for a specified period following termination		Bonus[1]		Continued Health Benefits for a Specified Period Following Termination		Office and Secretarial Assistance		Total Value
Kent J. Thiry
Death	$—		$3,303,371	[2]	$—		$—		$3,303,371
Disability	$—		$3,303,371	[2]	$—		$—		$3,303,371
Involuntary Termination without Cause	$9,082,730	[3]	$3,303,371	[4]	$52,213	[5]	$471,315	[6]	$12,909,629
Resignation for Good Reason	$9,082,730	[3]	$3,303,371	[4]	$52,213	[5]	$471,315	[6]	$12,909,629
Javier J. Rodriguez
Involuntary Termination Without Material Cause	$1,350,000	[7]	$1,921,932	[8]	$—		$—		$3,271,932
Resignation for Good Cause	$1,350,000	[7]	$1,921,932	[8]	$—		$—		$3,271,932
Resignation Following a Good Cause Event after a Change of Control	$1,800,000	[9]	$1,921,932	[8]	$—		$—		$3,721,932
Joel Ackerman
Involuntary Termination Without Material Cause	$700,000	[10]	$750,000	[11]	$35,302	[12]	$—		$1,485,302
Resignation for Good Cause	$700,000	[10]	$750,000	[11]	$35,302	[12]	$—		$1,485,302
Resignation Following a Good Cause Event after a Change of Control	$1,400,000	[13]	$750,000	[14]	$35,302	[12]	$—		$2,185,302
Kathleen A. Waters
Involuntary Termination Without Material Cause	$540,000	[15]	$—		$—		$—		$540,000
Resignation for Good Cause	$540,000	[16]	$615,000	[17]	$—		$—		$1,155,000
LeAnne M. Zumwalt
Involuntary Termination Without Material Cause	$400,000	[18]	$—		$—		$—		$400,000

1
Does not include any amounts payable to Mr. Thiry, Mr. Rodriguez or Ms. Zumwalt pursuant to our Deferred Compensation Plan or Voluntary Deferral Plan which amounts are included in the 2018 Nonqualified Deferred Compensation Table. Such amounts are currently vested, but payment thereof may be accelerated in the event of death, disability or termination of employment.

2
Mr. Thiry (or his estate) will be entitled to receive the amount of any bonus earned and payable but not yet paid for the fiscal year prior to the year in which the termination occurs. On December 31, 2018, Mr. Thiry had fully earned his bonus for 2018, so he would have received the full amount of his annual incentive bonus as reported in the 2018 Summary Compensation Table upon termination.

3
Mr. Thiry will be entitled to receive a lump-sum payment equal to the product of (x) three, and (y) the sum of his base salary in effect as of the date of termination and the Prior Bonus. “Prior Bonus” means the average of the annual incentive bonus earned under the 2011 Incentive Plan (including any bonus earned and payable but not yet paid) for the last two fiscal years before the fiscal year in which Mr. Thiry’s employment was terminated. The amount reported in the table above reflects the product of (x) three, and (y) the sum of Mr. Thiry’s base salary as of December 31, 2018, which was $1,300,000, and the average of Mr. Thiry’s 2017 annual incentive bonus in the amount of $1,750,000 and Mr. Thiry’s 2016 annual incentive bonus in the amount of $1,705,153.

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4
Mr. Thiry will be entitled to receive the amount of any bonus earned and payable but not yet paid for the fiscal year prior to the year in which the termination occurs. Mr. Thiry will also be entitled to receive a prorated annual incentive bonus (based on the actual bonus earned under the objective standards set forth under the 2011 Incentive Plan for the fiscal year in which the termination occurs) through and including the date of termination. On December 31, 2018, Mr. Thiry had fully earned his annual incentive bonus for 2018, so he would have received the full amount of his annual incentive bonus as reported in the 2018 Summary Compensation Table upon termination.

5
Mr. Thiry will continue to receive his health benefits for the three-year period following termination. The amount reported in the table above is the estimated actual cost of COBRA insurance premiums for Mr. Thiry for the three-year period following termination.

6
Mr. Thiry will be entitled to the use of an office and services of an administrative assistant for three years or until he obtains other full-time employment. The amounts above reflect the estimated costs to us of providing the office and secretarial services for three years.

7
Mr. Rodriguez will be entitled to receive his salary for the 18-month period following his termination without material cause or resignation for good cause. As of December 31, 2018, Mr. Rodriguez’s base salary was $900,000.

8
If Mr. Rodriguez is terminated after April in a given year, he will be entitled to receive a lump sum payment equal to the bonus paid in the year prior to the termination, pro-rated for the number of months served in the year his employment is terminated. The Company interprets this severance provision to mean the severance is based on the bonus paid “for” the year prior to the year for which a bonus was most recently earned. This severance amount is reported as the bonus paid to Mr. Rodriguez for 2017, which was $1,921,932.

9	Mr. Rodriguez will be entitled to receive his salary for the two-year period following his resignation for good cause following a change in control.

10
Mr. Ackerman will be entitled to receive his salary for the one-year period following his termination, contingent upon his execution of a release and noncompetition agreement and pursuant to the terms of the DaVita Inc. Severance Plan for Directors and Above (the “Severance Plan”). As of December 31, 2018, Mr. Ackerman’s base salary was $700,000. Such payment obligation will be reduced dollar-for-dollar by the amount of any compensation received by Mr. Ackerman from another employer during the severance payment period, and Mr. Ackerman is obligated to use reasonable efforts to find employment during such period.

11
If Mr. Ackerman is terminated, he will be entitled to receive a lump sum payment equal to the bonus paid in the year prior to the termination, pro-rated for the number of months served in the year his employment is terminated. The Company interprets this severance provision to mean the severance is based on the bonus paid “for” the year prior to the year for which a bonus was most recently earned. This severance amount is reported as the bonus paid to Mr. Ackerman for 2017, which was $750,000.

12
Mr. Ackerman will continue to receive his health benefits for the 18-month period following his termination without material cause or resignation for good cause. The amount reported in the table above is the estimated actual cost of COBRA insurance premiums for Mr. Ackerman for the 18-month period following termination.

13
Mr. Ackerman will be entitled to receive a lump sum payment equal to two times the sum of his base salary in effect as of the date of termination and the bonus paid in the year prior to termination following his resignation for good cause after a change in control. The amount reported in the table above reflects two times Mr. Ackerman’s base salary as of December 31, 2018, which was $700,000.

14
Mr. Ackerman will be entitled to receive a lump sum payment equal to the bonus paid in the year prior to the termination following his resignation for good cause following a change in control. This severance amount is reported as the bonus paid to Mr. Ackerman for 2017, which was $750,000.

15	Ms. Waters will be entitled to receive her salary for the one-year period following her termination. As of December 31, 2018, Ms. Water’s base salary was $540,000.

16	Ms. Waters will be entitled to receive her salary for the one-year period following her resignation for good cause. As of December 31, 2018, Ms. Water’s base salary was $540,000.

17
If Ms. Waters is terminated after April in a given year, she will be entitled to receive a lump sum payment equal to the bonus paid in the year prior to the termination, pro-rated for the number of months served in the year her employment is terminated. The Company interprets this severance provision to mean the severance is based on the bonus paid “for” the year prior to the year for which a bonus was most recently earned. This severance amount is reported as the bonus paid to Ms. Waters for 2017, which was $615,000.

18
Ms. Zumwalt is not party to an employment agreement with the Company but may be entitled to severance under the Severance Plan upon an involuntary termination of employment in accordance with the terms of the Severance Plan. Under the terms of the Severance Plan, upon such a termination and subject to her execution of a release and noncompetition agreement, Ms. Zumwalt would be entitled to 12 months of base salary continuation and, at the discretion of the Company, outplacement assistance. As of December 31, 2018, Ms. Zumwalt’s base salary was $400,000. Such payment obligation will be reduced dollar-for-dollar by the amount of any compensation received by Ms. Zumwalt from another employer during the severance payment period, and Ms. Zumwalt is obligated to use reasonable efforts to find employment during such period.

Other Severance Payments and Benefits
The Company’s obligation to provide continued health benefits under the circumstances set forth in the tables above is subject to earlier termination in the event that the executive accepts employment with another employer.
In the event of termination as a result of death, the estates of the NEOs identified in the tables above will also receive the proceeds of the respective term life insurance policy for each NEO. The coverage amount for each NEO as of December 31, 2018 was as follows: $1,300,000 for Mr. Thiry, $900,000 for Mr. Rodriguez, $500,000 for Mr. Ackerman, $500,000 for Ms. Waters, and $400,000 for Ms. Zumwalt.
We have not provided for tax gross-ups in any employment agreements or amended employment agreements entered into after July 2008. While Mr. Thiry's employment agreement previously contained a tax gross-up provision for tax obligations possibly imposed by Sections 280G or 4999 of the Internal Revenue Code ("Code"), effective August 20, 2018,

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his agreement was amended to remove such provision. Mr. Thiry's amended employment agreement provides that in the event that payments to Mr. Thiry would be subject to the excise tax imposed by Section 4999 of the Code, then the payments would be either (i) reduced so that no portion of the payments would be subject to such excise tax, or (ii) paid in full, whichever produces the better net after-tax position to Mr. Thiry.
To receive the severance payments and benefits described above, each NEO must execute the Company’s standard severance and general release agreement. In addition, the existing employment agreements with each of our NEOs include confidentiality provisions that would apply until the confidential information becomes publicly available (other than through breach by the NEO). These employment agreements generally also include, among other things, nonsolicitation provisions which prohibit each NEO from soliciting any patient or customer of the Company to patronize a competing dialysis facility or from soliciting any patient, customer, supplier or physician to terminate their business relationship with the Company, for a period of two years following the termination of the NEO’s employment.
Accelerated Vesting of Stock-Based Awards
Change of Control
For grants and awards of SSARs, PSUs and/or RSUs to our NEOs, the stock-based award agreements provide that in the event that either (i) in connection with a Change of Control (as defined below), the acquiring entity fails to assume, convert or replace the NEO’s options or awards, or (ii) the NEO’s employment is terminated within the twenty-four-month period following a Change of Control by the Company (or the acquiring entity) other than for Cause (as defined below) or, if applicable, by the NEO in accordance with the termination for Good Reason provisions of the NEO’s employment agreement, if any, then, in any such case, the SSAR, PSU or RSU awards shall automatically vest and become immediately exercisable in their entirety, such vesting to be effective as of immediately prior to the effective date of the Change of Control in the case of (i), and as of the date of termination of the NEO’s employment in the case of (ii). For grants of PSUs, upon a Change of Control, all PSU performance metrics are converted to the relative TSR metric. The number of shares issuable are then determined based on the Company’s relative TSR performance (as described in the Compensation Discussion and Analysis) through an ending average price period of the approximately 30 calendar days immediately preceding the Change of Control.
The table below sets forth the value of the Company’s obligations upon the automatic vesting of the stock-based awards of our NEOs as described above and assumes that the triggering event took place on December 31, 2018.

Name	Value of SSARs[1]	Value of Stock Awards[2]
Kent J. Thiry	See footnote 3	See footnote 3
Javier J. Rodriguez	$—	$2,691,564
Joel Ackerman	$—	$1,855,853
Kathleen A. Waters	$—	$1,158,931
LeAnne M. Zumwalt	See footnote 3	See footnote 3

1
Values are based on the aggregate difference between the respective base prices and the closing sale price of our Common Stock on December 31, 2018, which was $51.46 per share, as reported by the NYSE. Because the base prices of the outstanding SSARs were below the closing price of a share of our Common Stock on December 31, 2018, no value is reported in this column for the outstanding SSARs.

2
Values are based on the aggregate number of shares underlying PSUs and RSUs multiplied by the closing sale price of our Common Stock on December 31, 2018, which was $51.46 per share, as reported by the NYSE. For PSUs, performance through December 31, 2018 was used to determine the shares that would vest upon a Change of Control. Per the award agreements, all PSUs performance metrics convert to a relative TSR performance metric upon a Change of Control.

3
Mr. Thiry and Ms. Zumwalt satisfied the requirements for Rule of 65 Retirement Policy treatment as of December 31, 2018, and as such, in the event of their termination from the Company, they would receive the benefits set forth below under the section "Retirement".

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Rule of 65 Retirement Policy
For grants and awards of SSARs, RSUs and/or PSUs to our NEOs, the Rule of 65 Retirement Policy provides that an executive officer who has achieved a minimum age of 55 and a minimum of five years of continuous service with the Company receive certain benefits with respect to outstanding equity awards upon a qualifying retirement if the sum of age plus years of service is greater than or equal to 65. In the event of a qualifying retirement under the Rule of 65 Retirement Policy (i) SSARs will become exercisable in accordance with the normal vesting schedules set forth in the underlying award agreements, as if the eligible officer had not separated from service, and remain exercisable until the normal expiration dates set forth in the underlying award agreements, (ii) RSUs will become fully vested and will be settled within 60 days following such qualifying retirement, and (iii) PSUs will remain eligible to vest, as if the eligible officer had not separated from service, based on actual performance during the applicable performance period, with any unvested PSUs to be settled within 60 days following the expiration of the applicable performance period. To comply with Section 409A of the Code, we structured the Rule of 65 Retirement Policy so that outstanding RSUs will be settled within 60 days of a qualifying retirement rather than in accordance with the normal vesting schedules set forth in the underlying award agreements.
The table below sets forth the value of the Company’s obligations upon the automatic vesting of the stock-based awards of our NEOs as described above and assumes that the triggering event took place on December 31, 2018.

Name	Value of SSARs[1]	Value of Stock Awards[2]
Kent J. Thiry	$—	$20,165,578
Javier J. Rodriguez	$—	$—
Joel Ackerman	$—	$—
Kathleen A. Waters	$—	$—
LeAnne M. Zumwalt	$—	$774,627

1
Values are based on the aggregate difference between the respective base prices and the closing sale price of our Common Stock on December 31, 2018, which was $51.46 per share, as reported by the NYSE. Because the base prices of the outstanding SSARs were below the closing price of a share of our Common Stock on December 31, 2018, no value is reported in this column for the outstanding SSARs.

2
Values are based on the aggregate number of shares underlying PSUs and RSUs multiplied by the closing sale price of our Common Stock on December 31, 2018, which was $51.46 per share, as reported by the NYSE. For PSUs, the expected payout as of December 31, 2018 was used to determine the shares.

Definitions Under Stock-Based Award Agreements
For purposes of the stock-based award agreements and the table above:
A “Change of Control” means (i) any transaction or series of transactions in which any person or group (within the meaning of Rule 13d-5 under the Exchange Act and Sections 13(d) and 14(d) of the Exchange Act) becomes the direct or indirect “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), by way of a stock issuance, tender offer, merger, consolidation, other business combination or otherwise, of greater than 50% of the total voting power (on a fully diluted basis as if all convertible securities had been converted and all warrants and options had been exercised) entitled to vote in the election of directors of the Company (including any transaction in which the Company becomes a wholly-owned or majority-owned subsidiary of another corporation), (ii) any merger or consolidation or reorganization in which the Company does not survive, (iii) any merger or consolidation in which the Company survives, but the shares of the Company’s Common Stock outstanding immediately prior to such merger or consolidation represent 50% or less of the voting power of the Company after such merger or consolidation, and (iv) any transaction in which more than 50% of the Company’s assets are sold.
No transaction will constitute a Change of Control under the stock-based award agreements if both (x) the person acting as the CEO of the Company for the six months prior to such transaction becomes the CEO or executive chairman of the board of directors of the entity that has acquired control of the Company as a result of such transaction immediately after such transaction and remains the CEO or executive chairman of the board of directors for not less than one year following the transaction and (y) a majority of the acquiring entity’s board of directors immediately after such transaction consist of persons who were directors of the Company immediately prior to such transaction.
“Cause” means: (1) a material breach by the executive of those duties and responsibilities of the executive which do not differ in any material respect from the duties and responsibilities of the executive during the 90-day period immediately prior to a Change of

72

Control (other than as a result of incapacity due to physical or mental illness) which is demonstrably willful and deliberate on the executive’s part, which is committed in bad faith or without reasonable belief that such breach is in the best interests of the Company and which is not remedied in a reasonable period of time after receipt of written notice from the Company specifying such breach; (2) willful misconduct or gross negligence which results in material harm to the Company; (3) the conviction of the executive of, or a plea of nolo contendere by the executive to, a felony or other crime involving fraud or dishonesty; or (4) willful violation of Company policies which results in material harm to the Company.

DaVita Inc. Notice of Special Meeting and Proxy Statement	73

Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is providing the following disclosure about the relationship of the annual total compensation of Mr. Thiry, our CEO during 2018, to the annual total compensation of our teammates.
Ratio
For 2018, based on the methodology described below:

•	The median of the annual total compensation of all of our teammates, other than Mr. Thiry, was $60,889.

•	Mr. Thiry’s annual total compensation was $32,031,175, including the impact of certain one-time accounting modification charges that impacted Mr. Thiry's reported 2018 compensation.

•	Based on this information, the ratio of the annual total compensation of Mr. Thiry to the median of the annual total compensation of all teammates is estimated to be 526 to 1.

•
As further described below, excluding the impact of certain one-time accounting modification charges that impacted Mr. Thiry's reported 2018 compensation, as disclosed pursuant to SEC rules, the above ratio would be approximately 285 to 1.

We believe this pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Identification of Median Teammate
We selected December 31, 2017, as the date on which to determine our median teammate (the "2017 determination date"). The median employee used for purposes of disclosing our 2017 pay ratio had a change in employment circumstance that we believe makes it no longer appropriate to use such employee as the median employee for pay ratio purposes as we believe using such employee would not accurately reflect our median pay and would reduce the comparability of the pay ratio disclosure year-over-year. As permitted under the SEC executive compensation disclosure rules, we are electing to use another employee, whose 2017 compensation was substantially similar to the original median employee’s 2017 compensation based on the same compensation measure used to select the original median employee. Since the 2017 determination date and through December 31, 2018, there have been no changes in the Company’s teammate population or teammate compensation arrangements that we believe would significantly impact the pay ratio disclosure.
Our teammate population on the 2017 determination date consisted of 74,549 individuals.

Total U.S. Teammates	69,413
Total non-U.S. Teammates	5,136	(no exclusions)
Total Global Workforce	74,549

74

SEC rules permit us to exclude from the pay ratio calculation certain teammates based in non-US jurisdictions, provided that we may not exclude more than 5% of our total teammates. Relying on this rule, we excluded a total of 2,222 teammates, in the following jurisdictions in 2017:

Poland	985
Portugal	419
Colombia	818

Total	2,222
The table below gives information on the total number of teammates used for identifying the median teammate.

Total U.S. Teammates	69,413
Total non-U.S. Teammates	2,914	(excluding 2,222 teammates)
Total Workforce for Median Calculation	72,327
For purposes of identifying the median teammate from our teammate population base, we used the same methodology as we did last year and considered taxable earnings, including pre-tax contributions to the Company's 401(k) and health and welfare plans, as compiled from our payroll records. We selected this measure as it captures the principal forms of compensation delivered to all of our teammates and this information is readily available with respect to our teammates. In addition, we measured compensation for purposes of determining the median teammate using the 12-month period ending on the 2017 determination date. Compensation paid in foreign currencies was converted to U.S. dollars based on a weighted average exchange rate for the relevant period.
In determining the annual total compensation of the median teammate, such teammate’s compensation was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, as required pursuant to the SEC executive compensation disclosure rules, provided that we also, as permitted by those rules, included the value of certain non-discriminatory benefits. Variability in the value of these non-discriminatory benefits may drive similar variability in the annual total compensation of the median teammate.
Calculating CEO Compensation
In determining Mr. Thiry’s compensation for purposes of calculating the CEO Pay Ratio, we adjusted the compensation reported in the 2018 Summary Compensation Table to reflect the value of the non-discriminatory benefits that he received. This adjustment resulted in total annual compensation of $32,031,175 for the CEO used for purposes of the pay ratio calculation, as opposed to the amount shown in the 2018 Summary Compensation Table of $32,017,501, which in turn resulted in a CEO Pay Ratio of approximately 526 to 1.
As further described in the Compensation Discussion and Analysis and the 2018 Summary Compensation Table, Mr. Thiry's reported compensation for 2018 reflects the impact of one-time accounting modification charges resulting from the implementation of the Rule of 65 Retirement Policy and adjustments to the 2016 PSUs to reallocate the performance criteria related to a DMG performance metric to the other criteria used in the 2016 PSU grant, contingent upon the closing of the pending DMG transaction. These modification charges do not represent newly granted awards but rather adjustments to existing equity awards granted to Mr. Thiry in prior years. Excluding the one-time accounting charges related to these modifications, Mr. Thiry's total annual compensation for 2018 is $17,327,711. Further adjusting this compensation figure to reflect the value of non-discriminatory benefits that he received would result in total annual compensation of $17,341,385, and an adjusted pay ratio of approximately 285 to 1. We believe excluding these one-time accounting modification charges from the CEO's total annual compensation for purposes of calculating the pay ratio results in a more meaningful comparison of ongoing CEO compensation to the median of the annual total compensation of all teammates, particularly when viewed over a period of time. Given the leverage of our executive compensation program towards performance-based elements we expect that our pay ratio disclosure will fluctuate year-to-year based on the Company’s performance against the pre-established performance goals as well as variability in the value of non-discriminatory benefits for our median teammate.

DaVita Inc. Notice of Special Meeting and Proxy Statement	75

Compensation of Directors

The following table sets forth information concerning the compensation of our non-employee directors during 2018. Mr. Thiry also serves as a member of the Board. As an executive officer of the Company, however, Mr. Thiry does not receive any additional compensation for his services as a member of the Board.
2018 DIRECTOR COMPENSATION TABLE

Name	Fees Earned ($)[1]	Stock Awards ($)[2]	SSAR Awards ($)[3,4]		All Other Compensation ($)[5]	Total ($)
Pamela M. Arway	$229,000	$95,042	$94,047		$—	$418,089
Charles G. Berg	$100,978	$95,042	$94,047		$82,928	$372,995
Carol Anthony (“John”) Davidson[6]	$66,453	$15,562	$241,478	[7]	$—	$323,493
Barbara J. Desoer	$195,500	$95,042	$94,047		$—	$384,589
Pascal Desroches	$157,639	$95,042	$94,047		$—	$346,728
Paul J. Diaz	$150,250	$95,042	$94,047		$—	$339,339
Peter T. Grauer	$169,375	$138,757	$137,363		$—	$445,495
John M. Nehra	$155,000	$95,042	$94,047		$—	$344,089
Dr. William L. Roper	$177,750	$95,042	$94,047		$—	$366,839
Phyllis R. Yale	$139,500	$95,042	$94,047		$—	$328,589

1
Consists of the amounts described below under the subsection “—Annual Retainers,” “—Meeting Fees,” and “—Expense Reimbursement and Per Diem Compensation.” With respect to Mr. Grauer, includes the $37,500 cash portion for service as lead independent director. With respect to Ms. Arway and Ms. Desoer, includes the $50,000 cash portion for service as chair of the Compensation Committee and Compliance Committee, respectively. With respect to Mr. Davidson and Mr. Desroches, includes their prorated portions of the $50,000 cash portion for service as chair of the Audit Committee, in the amounts of $8,194 and $41,806, respectively. With respect to Mr. Nehra and Dr. Roper, includes the $25,000 cash portion for service as chair of the Public Policy Committee and Clinical Performance Committee, respectively.

2
The amounts shown in this column reflect the aggregate grant date fair value of all direct stock issuance awards ("DSI") granted to our directors during 2018 as estimated by the Company in accordance with FASB ASC Topic 718. With respect to Mr. Grauer, includes the $43,750 equity portion denominated in DSIs for service as lead independent director. See Note 19 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to FASB ASC Topic 718.

3
The amounts shown in this column reflect the aggregate grant date fair value of all SSAR awards granted to our directors during 2018 as estimated by the Company in accordance with FASB ASC Topic 718. With respect to Mr. Grauer, includes the $43,750 equity portion denominated in SSARs for service as lead independent director. See Note 19 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to FASB ASC Topic 718.

4
As of December 31, 2018, each active director had the following number of SSARs outstanding: Ms. Arway, 29,434; Mr. Berg, 25,857; Ms. Desoer, 23,174; Mr. Desroches, 16,989; Mr. Diaz, 29,434; Mr. Grauer, 42,991; Mr. Nehra, 29,434; Dr. Roper, 29,434; and Ms. Yale, 18,922.

5
The amount included here for Mr. Berg relates to personal use of fractionally-owned or chartered corporate aircraft for a fixed number of hours, as approved by our Board of Directors. This amount is calculated for Mr. Berg in the same manner as for our executives. See Footnote 6 to the 2018 Summary Compensation Table under the heading, "Executive Compensation—2018 Summary Compensation Table" for additional detail on the calculation of this amount.

6	Mr. Davidson retired from the Board on March 1, 2018.

7	This amount represents the incremental fair value under FASB ASC Topic 718 associated with the modification of Mr. Davidson's outstanding SSAR awards in connection with his resignation from the Board.

76

Director Compensation Policy
Our non-employee director compensation program, which is embodied in our Non-Employee Director Compensation Policy (the “Director Compensation Policy”), is designed to attract and retain highly-qualified directors and to align the interests of our directors with the long-term interests of our stockholders. The Compensation Committee is responsible for recommending to the Board the compensation of our non-employee directors. As part of this process, the Compensation Committee reviews the compensation program for our non-employee directors no less than annually and considers input from its independent compensation consultant, Compensia, regarding general market practices on director compensation as well as comparative market data for our peer group, which is the same peer group used for purposes of evaluating the competitiveness of our executive compensation program. The Compensation Committee also considers feedback received on the structure of our director compensation program through engagement with stockholders.
As part of its annual review in 2018, the Compensation Committee resolved to set a fixed grant date of May 15 of each year for the annual equity grant to non-employee directors as further described below. In February 2019, the Compensation Committee approved a further modification to the Director Compensation Policy to change the annual equity grant under the program from SSARs with a one year vesting period to an equivalent value of Direct Stock Issuances ("DSIs") granted in four installments at fixed dates spread throughout the year. These modifications to the Director Compensation Policy were effective in May 2019, and are set forth in further detail below.
The following describes the compensation paid to our non-employee directors for service as a director during 2018 under the Director Compensation Policy as set forth in the table above. Directors who are current employees or officers do not receive compensation for service on the Board or any committee of the Board.
Stock-Based Compensation
Annual Grant.   Under the Director Compensation Policy in effect in 2018, each of our non-employee directors received an annual grant of SSARs, granted on May 15, 2018, with the number of SSARs determined by dividing $95,000 by 20% of the closing market price of our Common Stock on the grant date. The SSARs vested in full on the one year anniversary of the date of grant, with acceleration of vesting upon a Change of Control (as defined above under the subsection titled “Executive Compensation—Potential

Payments Upon Termination or Change of Control—Definitions Under Stock-Based Award Agreements”), and expiring five years after the date of grant. Each of our non-employee directors was also entitled to receive DSIs in 2018 to be granted quarterly on the last day of each fiscal quarter. The number of DSIs to be granted quarterly was determined by dividing $23,750 by the closing market price of our Common Stock on the last trading day of each fiscal quarter. The DSIs are 100% vested upon issuance.
Effective May 15, 2019, our non-employee directors no longer receive an annual grant of SSARs. Instead, our non-employee directors receive an equivalent value of DSIs. The DSIs are granted in four equal installments on May 15, August 15, November 15 and March 15, in an amount determined by dividing $47,500 by the closing market price of our Common Stock on the applicable grant date, or if the grant date does not fall on a trading day, then the last trading day prior to the grant date. The DSIs shall be prorated, as applicable, including for new directors, based on the days of service on the Board. The final quarterly grant of DSIs under the prior Director Compensation Policy occurred in March 2019.
Additional Annual Grant to Lead Independent Director.  Effective March 2018, the lead independent director was also entitled to receive an additional annual grant of SSARs, which was made on May 15, 2018, with the number of SSARs determined by dividing $43,750 by 20% of the closing market price of our Common Stock on the grant date. The SSARs vested in full on the one year anniversary of the date of grant with acceleration of vesting upon a Change of Control (as defined above under the subsection titled "Executive Compensation — Potential Payments Upon Termination or Change of Control — Definitions Under Stock Based Award Agreements"), and expiring five years after the date of grant. The lead independent director was also entitled to receive additional DSIs granted quarterly on the last day of each fiscal quarter. The number of DSIs to be granted quarterly was determined by dividing $10,938 by the closing market price of our Common Stock on the last trading day of each fiscal quarter. The DSIs are 100% vested upon issuance.
If the lead independent director also serves as a chair of any committee of the Board, the lead independent director will also be entitled to receive the additional retainer for serving as the chair of any such committee, in addition to the retainers and equity grants he or she is entitled to receive as the lead independent director.

DaVita Inc. Notice of Special Meeting and Proxy Statement	77

Compensation of Directors

Effective on May 15, 2019, our lead independent director no longer receives an additional annual grant of SSARs. Instead, our lead independent director receives an equivalent value of DSIs. The DSIs are granted in four equal installments on May 15, August 15, November 15 and March 15, in an amount determined by dividing $21,875 by the closing market price of our Common Stock on the applicable grant date, or if the grant date does not fall on a trading day, then on the last trading day prior to the grant date. The amount of DSIs granted to our lead independent director shall be prorated, as applicable, based on the days of service on the Board. The final quarterly grant of DSIs to our lead independent director under the prior Director Compensation Policy occurred in March 2019.
Annual Retainers
Annual Retainer.   Pursuant to the Director Compensation Policy, each of our non-employee directors is entitled to receive an annual retainer of $80,000 in cash per year, paid quarterly in arrears.
Lead Independent Director Retainer.   Under the Director Compensation Policy, the lead independent director receives an additional retainer of $37,500 in cash per year, paid quarterly in arrears.
Committee Chairs Retainer.   Under the Director Compensation Policy, the chairs of the Audit, Compensation and Compliance Committees receive an additional retainer of $50,000 in cash per year, paid quarterly in arrears, and the chairs of the Public Policy and the Clinical Performance Committees receive an additional retainer of $25,000 in cash per year, paid quarterly in arrears. The chair of the Nominating and Governance Committee does not receive an additional retainer.
Proration of Quarterly Retainer — Upon Appointment.   The quarterly retainer due to a director elected during a quarter is prorated based on the date of such director’s appointment.
Proration of Quarterly Retainer — Upon Termination.   The quarterly retainer due to a director terminating service during a quarter is prorated based on the date of such director’s termination.
Meeting Fees
Board Meetings.   Under the Director Compensation Policy, our non-employee directors are not entitled to receive any additional compensation for regularly scheduled Board meetings.

Special Board Meetings.   Non-employee directors are entitled to receive $2,500 in cash for attendance at a special meeting regardless of the duration of such meeting, unless the meeting is held telephonically, in which case the meeting must last at least approximately one hour.
Committee Meetings.   For committee meetings, non-employee directors who are committee members or whose participation was requested by the Compensation Committee Chair are entitled to receive additional compensation of $2,500 in cash for attendance regardless of the duration of such meetings, unless it is a special committee meeting held telephonically, in which case the meeting must last at least approximately one hour. In the case of Audit Committee meetings related to quarterly earnings releases, additional compensation of $2,500 in cash for each such meeting is paid regardless of the duration of such meetings.
Expense Reimbursement and Per Diem Compensation
Expense Reimbursement.   Under the Director Compensation Policy, we reimburse our directors for their reasonable out-of-pocket expenses incurred in connection with their travel to and attendance at meetings of the Board or any committee thereof and other Board-related business.
Per Diem Compensation.   Additionally, under the Director Compensation Policy, we compensate our non-employee directors on a per diem, hourly or other basis at a rate that is reasonable and fair to the Company as determined at the discretion of the lead independent director, the Board or the Compensation Committee, as applicable, for significant time spent outside of Board or committee meetings or for meetings or activities outside the scope of normal board duties, including director training, meeting with Company management or external auditors, interviewing director candidates or other activities deemed necessary by the chairman of the Board, the lead independent director or the entire Board. If time expended is less than the full unit of time for which a payment rate has been set, the payment shall be made on a pro rata basis.

78

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has served as one of our officers or employees at any time. During 2018, none of our executive officers served as a member of the compensation committee or board of directors of any other company whose executive officer(s) served as a member of our Compensation Committee or Board.
Comp

DaVita Inc. Notice of Special Meeting and Proxy Statement	79

Stockholder Proposals for 2020 Annual Meeting

If you wish to present a proposal for action at the 2020 annual meeting of stockholders and wish to have it included in the proxy statement and form of proxy that management will prepare, you must notify us no later than December 31, 2019 in the form required under the rules and regulations promulgated by the SEC. Otherwise, your proposal will not be included in management’s proxy materials.
Our Bylaws include provisions permitting, subject to certain terms and conditions, stockholders who have continuously owned at least 3% of the outstanding shares of the Company’s Common Stock for at least three consecutive years to use management’s proxy materials to nominate a number of director candidates not to exceed the greater of two or 20% of the number of directors then in office, subject to reduction in certain circumstances. If you wish to nominate a director for election at the 2020 annual meeting of stockholders and wish to have the nominee included in the proxy statement and form of proxy that management will prepare, you must notify us no later than the close of business December 31, 2019, and no earlier than the close of business December 1, 2019. However, if we hold our 2020 annual meeting of stockholders more than 30 days before or more than 70 days after the one-year anniversary of the date that the Company first mailed this Proxy Statement, you must notify us: (i) not earlier than the close of business on the 150th day prior to the 2020 annual meeting and (ii) not later than the close of business on the 120th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the 2020 annual meeting was first made. Otherwise, your nominee will not be included in management’s proxy materials.

If you wish to present a proposal for action at the 2020 annual meeting of stockholders, even though it will not be included in management’s proxy materials, or if you wish to nominate a director for election at the 2020 annual meeting of stockholders outside of the proxy access provisions of our Bylaws, our Bylaws require that you must notify us no later than the close of business March 19, 2020, and no earlier than the close of business February 17, 2020. However, if we hold our 2020 Annual Meeting of Stockholders more than 30 days before or more than 70 days after the one-year anniversary of our 2019 Annual Meeting of Stockholders, you must notify us: (i) not earlier than the close of business on the 120th day prior to the 2020 Annual Meeting of Stockholders, and (ii) not later than the close of business on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the 2020 annual meeting was first made.
We advise you to review our Bylaws, which contain these and other requirements with respect to advance notice of stockholder proposals and director nominations, including certain information that must be included concerning the stockholder and each proposal or nominee. Our Bylaws are available under the Corporate Governance section of our website, located at http://www.davita.com/about/corporate-governance.

80

Other Matters

The Board does not know of any other matters to be presented at the Special Meeting but, if other matters are properly brought before the meeting, it is intended that the persons named as proxies in the proxy card will vote on them in accordance with their best judgment.

By order of the Board of Directors,

Samantha A. Caldwell
Corporate Secretary
DaVita Inc.

December __, 2019

DaVita Inc. Notice of Special Meeting and Proxy Statement	81

APPENDIX A

DaVita Inc.
Stock Appreciation Rights Agreement under the
DaVita HealthCare Partners Inc. 2011 Incentive Award Plan
and Long-Term Incentive Program
This Stock Appreciation Rights Agreement (this “Agreement”) is dated as of the Grant Date indicated below by and between DaVita Inc., a Delaware corporation (the “Company”) and the Grantee pursuant to the DaVita HealthCare Partners Inc. 2011 Incentive Award Plan, as amended and restated (the “Plan”).
Primary Terms

Grantee:	Javier J. Rodriguez
Address:	* redacted personal information *
Grant Date:	11/4/2019
Base Shares:	2,500,000
Base Price per Share:	$67.80
Vesting Schedule:	50% vesting on 11/4/2022 50% vesting on 11/4/2023
Expiration Date:	11/4/2024
Plan Name:	2011 Incentive Award Plan
Plan ID #:	2011

This Agreement includes this cover page and the following Exhibits, which are expressly incorporated by reference in their entirety herein:

Exhibit A - General Terms and Conditions
Exhibit B - Events Causing Full Vesting of Awards
Grantee hereby expressly acknowledges and agrees that he or she is an employee at will and may be terminated by the Company or its applicable Affiliate at any time, with or without cause. By accepting this Award, Grantee hereby acknowledges he or she has a copy of the Plan, and accepts and agrees to the terms and provisions of this Agreement and the Plan. Capitalized terms that are used but not defined in this Agreement shall have the meanings set forth in the Plan.
IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement effective as of the Grant Date.

DaVita Inc.

/s/ Cynthia Baxter	/s/ Javier J. Rodriguez
Cynthia Baxter	Javier J. Rodriguez
Interim Chief People Officer	Chief Executive Officer

DaVita Inc.
Stock Appreciation Rights Agreement

Exhibit A - General Terms and Conditions
For valuable consideration, the receipt of which is acknowledged, the parties hereto agree as follows:
1. Grant of Stock Appreciation Rights Award
The Company hereby grants to Grantee an award of stock appreciation rights (“Award”) covering 2,500,000 shares (“Base Shares”) of Common Stock, pursuant to which the Grantee shall be eligible to receive a number of shares (“Gain Shares”) of Common Stock with an aggregate value equal to the difference between the Fair Market Value of one share of Common Stock on the exercise date and the base price of $67.80 per share (“Base Price”) subject to Grantee’s fulfillment of the vesting and other conditions set forth in this Agreement.
This Award is subject to, and contingent upon, stockholder approval of an amendment to the Plan (the “Amendment”) to provide an exception to the per person limit set forth in Section 3.3 of the Plan with respect to this Award at the first meeting of the Company’s stockholders at which the Amendment is considered and which shall be held within twelve (12) months of the Grant Date. If such approval is not obtained, this Award shall be forfeited in its entirety for no consideration.
2. Term of Stock Appreciation Rights Award
(a)     This Award shall be effective for the period (“Term”) from the Grant Date shown above through November 4, 2024 (“Expiration Date”).
(b)     In the case of the termination of Grantee’s employment with the Company or any of its subsidiaries or affiliates for any reason, whether voluntary or involuntary (“Severance”), the date upon which the Award shall terminate shall be determined based on the following:
(i)     If Grantee dies while employed by the Company or during the three (3) month period immediately subsequent to his or her Severance, the Award shall terminate one (1) year from the date of the Severance.
(ii) If Grantee was disabled (within the meaning of Section 22(e)(3) of the Code) at the time of his or her Severance, the Award shall terminate one (1) year from the date of the Severance.
(iii) If the Award accelerates in full or in part pursuant to Sections 3(c) or 3(d) of this Agreement, the Award shall terminate one (1) year from the date of the Severance.
(iv) In all other cases, the Award shall terminate three (3) months from the date of the Severance.
(v) Notwithstanding the foregoing, the Award shall terminate no later than the Expiration Date, regardless of whether or not Grantee remains in the employ of the Company.
(c)     If Grantee is transferred between the Company and a subsidiary thereof, or vice versa, or between subsidiaries, Severance shall not be deemed to have occurred.
3. Exercisability
(a)     The Base Shares subject to this Award shall become exercisable (“vest”) on the dates indicated under the Vesting Schedule such that this Award shall be fully exercisable on the last date listed on the table, provided, however, that such vesting shall cease at the time of Grantee’s Severance; provided, further, that,  a pro-

rata portion of the Award shall vest immediately upon the Grantee’s Severance due to death or disability (within the meaning of Section 22(e)(3) of the Code). The specific provisions regarding circumstances in which vesting would occur upon a Severance event are set forth in Exhibit B.
(b)     These installments shall be cumulative, so that this Award may be exercised as to any or all of the Base Shares covered by an installment at any time or times after the installment becomes vested and until this Award terminates.
(c)     Notwithstanding the foregoing, upon certain qualifying Severances, a pro-rata portion of the Award shall vest upon such Severance in accordance with Exhibit B attached hereto.
(d)    Notwithstanding the foregoing, in the event of a Change of Control, as such term is defined in Exhibit B attached hereto, the entire Award may vest immediately. The specific provisions regarding circumstances in which full vesting would occur upon a Change in Control are set forth in Exhibit B.
(e)     Except as otherwise provided for herein, Grantee’s Severance shall not accelerate the number of Base Shares with respect to which an Award may be exercised.
(f)     If vested Base Shares remain unexercised at the close of business on the day prior to the Expiration Date (or the preceding trading day if the Expiration Date is not a trading day), and if the Award has an in-money value of One Hundred Dollars ($100.00) or more (computed as the number of vested but unexercised Base Shares remaining under the Award multiplied by the excess of the closing price of the Common Stock on that day prior to the Expiration Date over the Award’s Base Price per Share) (the “Minimum Exercise Spread”), this Award will be automatically exercised in full on the Expiration Date with respect to all shares exercisable, with the required withholding taxes to be paid in accordance with Section 5(b). If the Minimum Exercise Spread is not satisfied, the Company will not automatically exercise any portion of the Award and the unexercised portion of the Award will expire at the close of business on the Expiration Date.
This procedure to automatically exercise an Award on the Expiration Date is provided as a protection against inadvertent expiration of an Award, including during a period when the Award might not otherwise be exercisable. Because any exercise of an Award is the Grantee’s responsibility, the Grantee hereby waives any claims he or she might have against the Company or any of its employees or agents if an automatic exercise of an Award does not occur for any reason and the Award expires. For avoidance of doubt, Grantee may exercise any exercisable portion of the Award prior to the time that an automatic exercise might occur pursuant to this provision, but the Company is not obligated to automatically exercise any portion of this Award at or after Grantee’s termination for Cause, as such term is defined in Exhibit B attached hereto.
4. Method of Exercising
This Award may be automatically exercised pursuant to Section 3(f), or by Grantee upon delivery of the following documents to the Company at its principal executive offices, or as otherwise required in accordance with a broker-assisted cashless exercise program:
(a)     Written notice, in the form of a completed exercise election form, specifying the number of Base Shares with respect to which the Award is being exercised;
 (b)     Such agreements or undertakings that are required by the Committee pursuant to the Plan; and
(c)     Provision for the payment of any taxes (including withholding taxes), which may be required by the Company, as described in Section 5.

5. Taxes
(a)     Grantee is ultimately liable and responsible for all taxes under all applicable federal, state, local or other laws or regulations (the “Required Tax Payments”) owed in connection with the Award, regardless of any action the Company or any of its subsidiaries or affiliates takes with respect to any tax withholding obligations that arise in connection with the Award. Neither the Company nor any of its Affiliates makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant, vesting or exercise of the Award or the subsequent sale of the Gain Shares issuable pursuant to the Award. The Company and its subsidiaries and affiliates do not commit and are under no obligation to structure the Award to reduce or eliminate Grantee’s tax liability.
(b)     As a condition precedent to the delivery to the Grantee of any Gain Shares upon exercise of the Award, the Grantee shall satisfy the Required Tax Payments by the Company withholding from the Gain Shares otherwise to be delivered to the Grantee pursuant to the Award a whole number of Shares having a Fair Market Value, determined as of the date the obligation to withhold or pay taxes first arises in connection with the Award (the “ Tax Date ”), equal to the Required Tax Payments, with the number of Shares withheld rounded up to the nearest whole Share. Notwithstanding the foregoing, the Company (or, in the case of a Grantee subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Committee) may, in its sole discretion, establish alternative methods for the Grantee to satisfy the Required Tax Payments, which may include, without limitation, a cash payment, proceeds from the sale of the Gain Shares otherwise issuable to Grantee, or delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole Shares, in each case, having an aggregate value, determined as of the Tax Date, equal to the amount necessary to satisfy the Required Tax Payments.
6. Settlement of Award; Post-Vesting Holding Period
(a)    Upon exercise of the Award, in whole or in part, the Company shall in its sole discretion: (i) provide for the registration in book-entry form for Grantee’s benefit of the Gain Shares or (ii) deliver to Grantee a stock certificate representing the Gain Shares, in each case, subject to the restrictions set forth in Section 6(b) and rounded down to the nearest whole number, and which may be reduced by any Gain Shares required to be withheld or sold on behalf of Grantee to satisfy tax withholding requirements (the “After-Tax Gain Shares”).
(b)    The After-Tax Gain Shares shall be subject to a holding period after the Grantee’s exercise of the underlying Base Shares ending on the earlier to occur of (i) the five-year anniversary of the Grant Date, (ii) a Change of Control, and (iii) the date of Grantee’s Severance due to death or Disability (such period, the “Holding Period”). During the Holding Period, the After-Tax Gain Shares
may not be offered, sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) by the Grantee or be subject to execution, attachment or similar process other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of such After-Tax Shares shall be null and void. If the After-Tax Gain Shares are held by a custodian in book entry form, the restrictions on the After-Tax Gain Shares shall be duly noted, until the expiration of the Holding Period. The Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the After-Tax Gain Shares together with any other legends that may be required by the Company or by state or federal securities laws:
THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCK APPRECIATION RIGHTS AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND DAVITA INC. A COPY OF SUCH AGREEMENT IS ON FILE IN THE OFFICES OF, AND WILL BE MADE AVAILABLE FOR A PROPER PURPOSE BY, THE CORPORATE SECRETARY OF DAVITA INC.

7. Clawback Provision
Notwithstanding any other provision in this Agreement to the contrary, Grantee shall be subject to the written policies of the Company’s Board of Directors as well as laws and regulations applicable to Company executives, including without limitation any Board policy relating to recoupment or “clawback” of compensation arising from exercise of this Award, and rules adopted pursuant to the Dodd-Frank Act, and any other Board policy, law or regulation relating to recoupment or “clawback” of compensation that may exist from time to time during Grantee’s employment by the Company and thereafter. Without limiting the generality of the foregoing, Grantee and this Award shall be subject to the Company’s Incentive Compensation Clawback Policy approved by the Company’s Board of Directors on December 5, 2014 as the same may be amended from time to time, including certain provisions thereof that would allow the Company to recover any value conferred upon Grantee by this Award and/or cancel all or a part of this Award in the event of any “significant misconduct “ (as defined in such policy) by Grantee or a subordinate employee of Grantee, if Grantee is at the level of Senior Vice President or above in the Company’s domestic dialysis business, or in a role that provides support to the Company’s domestic dialysis business. The provisions of this Section 7 are in addition to and not in lieu of any other remedies available to the Company in the event Grantee violates the Policies (as defined herein below), or any laws or regulations.
8. Assignments
(a)     Subject to Section 8(b) below, this Award shall be exercisable only by Grantee during Grantee’s lifetime. In the event of Grantee’s death while still employed by the Company or during the three (3) month period immediately subsequent to his or her Severance, this Award may be exercised by any of Grantee’s executor, heirs or administrator to whom this Award may have been assigned or transferred.
(b)     The rights of Grantee under this Award may not be assigned or transferred except by will or by the laws of descent and distribution.
9. No Rights as a Stockholder
Grantee shall have no rights as a stockholder of any Base Shares or Gain Shares unless and until the Gain Shares are issued to Grantee upon the exercise of the Award.
10. Interpretation of Award
(a)     This Award is granted under the provisions of the Plan and shall be interpreted in a manner consistent with it.
(b)     Any provision in this Award inconsistent with the Plan shall be superseded and governed by the Plan.
(c)     For all purposes under this Award, employment by the Company shall include employment by the Company or any subsidiary thereof.
11. Other Restrictions on Transfer of Shares
Grantee acknowledges that any Gain Shares issued upon exercise of this Award may, in addition to the restrictions set forth in Section 6, be subject to such transfer restrictions that prohibit any transfer, pledge, sale or disposition of the Gain Shares as the Company may deem necessary to comply with all applicable state and federal securities laws and regulations.
12. Amendments
This Award may be amended at any time with the consent of the Company and Grantee.

13. Non-Competition/Non-Solicitation/Non-Disclosure
(a) Non-Competition.     Grantee acknowledges and recognizes the highly competitive nature of the business of the Company and accordingly agrees that while Grantee is an employee of the Company and for the one-year period following termination of such relationship for any reason (whether voluntary or involuntary) (the “Restricted Period”), Grantee shall not, as an employee, independent contractor, consultant, or in any other form, prepare to provide or provide any of the same or similar services that Grantee performed during his/her employment with or service to the Company for any other individual, partnership, limited liability company, corporation, independent practice association, management services organization, or any other entity (collectively, “Person”) that competes in any way with the area of business of the Company, or any of its subsidiaries or affiliates, in which Grantee worked and/or performed services. For purposes of the above, preparing to provide any of the same or similar services includes, but is not limited to, planning with any Person on how best to compete with the Company or any of its subsidiaries or affiliates, or discussing the Company’s, or any of its subsidiaries’ or affiliates’ business plans or strategies with any Person.
Grantee further agrees that during the Restricted Period, Grantee shall not own, manage, control, operate, invest in, acquire an interest in, or otherwise engage in, act for, or act on behalf of any Person (other than the Company and its subsidiaries and affiliates) engaged in any activity that Grantee was responsible for during Grantee’s employment with or engagement by the Company where such activity is similar to or competitive with the activities carried on by the Company or any of its subsidiaries or affiliates.
Grantee acknowledges that during the Restricted Period, Grantee may be exposed to confidential information and/or trade secrets relating to business areas of the Company or any of its subsidiaries or affiliates that are different from and in addition to the areas in which Grantee primarily works for the Company (the “Additional Protected Areas of Business”). As a result, Grantee agrees he/she shall not own, manage, control, operate, invest in, acquire an interest in, or otherwise act for, act on behalf, or provide the same or similar services to, any Person that engages in the Additional Protected Areas of Business.
Grantee acknowledges and agrees that the geographical limitations and duration of this covenant not to compete are reasonable.
To the extent that the provisions of this Section 13(a) conflict with any other agreement signed by Grantee relating to non-competition, the provisions that are most protective of the Company’s, and any of its subsidiaries’ or affiliates’, interests shall govern.
(b) Non-Solicitation.     Grantee agrees that during the term of his/her employment and/or service to the Company or any of its subsidiaries or affiliates and for the one-year period following the termination of his/her employment and/or service for any reason (whether voluntary or involuntary), Grantee shall not (i) solicit any of the Company’s, or any of its subsidiaries’ or affiliates’, employees to work for any other individual, partnership, limited liability company, corporation, independent practice association, management service organization, or any other entity (collectively, “Person”); (ii) hire any of the Company’s, or any of its subsidiaries’ or affiliates’, employees to work (as an employee or an independent contractor) for any Person; (iii) take any action that may reasonably result in any of the Company’s, or any of its subsidiaries’ or affiliates’, employees going to work (as an employee or an independent contractor) for any Person; (iv) induce any patient or customer of the Company, or any of its subsidiaries or affiliates, either individually or collectively, to patronize any competing business; (v) request or advise any patient, customer, or supplier of the Company, or any of its subsidiaries or affiliates, to withdraw, curtail, or cancel such person’s business with the Company, or any of its subsidiaries or affiliates; (vi) enter into any contract the purpose or result of which would benefit Grantee if any patient or customer of the Company, or any of its subsidiaries or affiliates, were to withdraw, curtail, or cancel such person’s business with the Company, or any of its subsidiaries or affiliates; (vii) solicit, induce, or encourage any physician (or former physician) affiliated with the Company, or any of its subsidiaries or affiliates, or induce or encourage any other person under contract with the Company, or any of its subsidiaries or affiliates, to curtail or terminate such person’s affiliation or contractual relationship with the Company, or any of its subsidiaries or affiliates; or (viii) disclose to any Person the names or addresses of any patient or customer of the Company, or any of its subsidiaries or affiliates.
(c) Non-Disclosure.     In addition, Grantee agrees not to disclose or use for his or her own benefit or purposes or for the benefit or purposes of any Person other than the Company and any of its subsidiaries or affiliates, any trade secrets, information, data, or other confidential information relating to customers, development, programs, costs, marketing, trading, investment, sales activities, promotion, credit and financial data, financing methods, plans, or the business and affairs of the Company or any of its subsidiaries or affiliates (“Information”); provided, however, the foregoing shall not apply to (i) Information which is not unique to the Company or any of its subsidiaries or affiliates; (ii) Information which is generally known to the industry or the public other than as a result of Grantee’s breach of this covenant; or (iii) disclosure that is required by any applicable law, rule or regulation. If Grantee receives such a request to produce Information in his or her possession, Grantee shall provide the Company reasonable advance notice, in writing, prior to producing said Information, so as to give the Company reasonable time to object to Grantee producing said Information. Grantee also agrees that Grantee will not become employed by or enter into service with any Person other than the Company and any of its subsidiaries or affiliates in which Grantee will be obligated to disclose or use any Information, or where such disclosure would be inevitable because of the nature of the position. Grantee shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that: (1) is made (a) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney, and (b) solely for the purpose of reporting or investigating a suspected violation of law; or (2) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Disclosures to attorneys, made under seal, or pursuant to court order are also protected in certain circumstances under 18 U.S.C. § 1833.
(d)     Nothing in this Agreement (including with respect to Confidential Information, Trade Secrets, and other obligations) is intended to be or will be construed to prevent, impede, or interfere with Grantee’s right to respond accurately and fully to any question, inquiry, or request for information regarding Grantee’s employment with the Company when required by legal process by a Federal, State or other legal authority, or from initiating communications directly with, or responding to any inquiry from, or providing truthful testimony and information to, any Federal, State, or other regulatory authority in the course of an investigation or proceeding authorized by law and carried out by such agency. Grantee is not required to contact the Company regarding the subject matter of any such communications before Grantee engages in such communications. In addition, nothing in this Agreement is intended to restrict Grantee’s legally protected right to discuss wages, hours or other working conditions with co-workers or in any way limit Grantee’s rights under the National Labor Relations Act or any whistleblower act.
(e)     If, at any time within (a) the Term, or (b) one (1) year after Severance, whichever is the latest, Grantee (i) breaches the non-competition provision of Section 13(a); (ii) breaches the non-solicitation provision of Section 13(b), (ii) breaches the non-disclosure provision of Section 13(c); (iii) is convicted of a felony; (iv) has been adjudicated by a court of competent jurisdiction of having committed an act of fraud or dishonesty resulting or intending to result directly or indirectly in personal enrichment at the expense of the Company or any of its subsidiaries or affiliates; or (v) is excluded from participating in any federal health care program, then (1) this Award shall terminate effective on the date on which Grantee enters into such activity and (2) the Company may seek temporary, preliminary, and permanent injunctive relief to prevent any actual or threatened breach or continuation of any breach of this Agreement without the necessity of proving actual damages or posting a bond or other security (which Grantee hereby agrees to) and/or an order requiring Grantee to repay the Company any gain realized by Grantee from exercising all or a portion of this Award. In the event of any conflict between the language of this Section 13(e), on the one hand, and the language of Section 7 of this Award or of the Company’s Incentive Compensation Clawback Policy as the same may be amended from time to time, on the other hand, the language of Section 7 of this Award and of the Company’s Incentive Compensation Clawback Policy shall be controlling. The provisions of this Section 13(e) are in addition to and not in lieu of any other remedies available to the Company in the event Grantee violates the Policies (as defined herein below), or any laws or regulations.

(f)    Notwithstanding the foregoing and any other language in this Agreement, this Agreement does not supersede or preclude the enforceability of any restrictive covenant provision contained in any prior agreement entered into by Grantee.  Further, no prior restrictive covenant supersedes or precludes the enforceability of any provision contained in this Agreement.
14. Compliance
It is understood and agreed upon that at all times Grantee will act in full compliance with the Company’s Code of Conduct, Policies and Procedures, JV Compliance Handbook, MDA Compliance Handbook, Gift Policy and the credentialing process (collectively, the “Policies”).
Grantee may not improperly use something of value to attempt to induce or actually induce, either directly or indirectly, a patient to switch to, or continue to receive, treatment at a Company facility center in violation of the Policies. Inducement may include paying a patient, providing gifts, or otherwise providing something of value to a patient to switch to, or continue to receive treatment at a Company facility center. Grantee also may not attempt to induce or actually induce a referral source with something of value to obtain referrals in violation of the Policies.
If at any time Grantee has questions or concerns about the provisions in this Section 14, or suspects any improper conduct related to this initiative, Grantee should immediately contact his or her supervisor or Team Quest. Grantee also may anonymously and confidentially call the Company’s Compliance Hotline at 888-458-5848.
15. Compliance with Law
No shares of Common Stock shall be issued and delivered for a Gain Share unless and until all applicable registration requirements of the Securities Act of 1933, as amended, all applicable listing requirements of any national securities exchange on which the Common Stock is then listed, and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been complied with. In particular, the Committee may require certain investment (or other) representations and undertakings in connection with the issuance of securities in connection with the Plan in order to comply with applicable law.
If any provision of this Agreement is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law. Furthermore, if any provision of this Agreement is determined to be illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law, but the other provisions of this Agreement shall remain in full force and effect.
16. Electronic Delivery and Execution.
You will not be able to initiate any stock transactions related to this Award until you have accepted the terms of this Agreement. The Company may, in its sole discretion, decide to deliver any documents related to this Award or future awards made under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through any online or electronic system established and maintained by the Company or another third party designated by the Company.

DaVita Inc.
Stock Appreciation Rights Agreement

Exhibit B - Events Causing Accelerated Vesting of Award
For purposes of this Exhibit, the following terms shall have the respective meanings set forth below:

•
“Cause” shall mean: (1) a material breach by Grantee of his duties and responsibilities which, if applicable, do not differ in any material respect from the duties and responsibilities of Grantee during the ninety (90) days immediately prior to a Change of Control (other than as a result of incapacity due to physical or mental illness) which is demonstrably willful and deliberate on Grantee’s part, which is committed in bad faith or without reasonable belief that such breach is in the best interests of the Company and which is not remedied in a reasonable period of time after receipt of written notice from the Company specifying such breach; (2) willful misconduct or gross negligence which results in material harm to the Company; (3) the conviction of Grantee of, or a plea of nolo contendere by Grantee to, a felony or other crime involving fraud or dishonesty; or (4) a material breach by Grantee of a material provision of the Company’s Code of Conduct, as may be amended from time to time, which results in material harm to the Company.

•	“Change of Control” shall mean:
(i) any transaction or series of transactions in which any person or group (within the meaning of Rule 13d-5 under the Exchange Act and Sections 13(d) and 14(d) under the Exchange Act) becomes the direct or indirect “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), by way of a stock issuance, tender offer, merger, consolidation, other business combination or otherwise, of greater than 50% of the total voting power (on a fully diluted basis as if all convertible securities had been converted and all warrants and options had been exercised) entitled to vote in the election of directors of the Company (including any transaction in which the Company becomes a wholly-owned or majority-owned subsidiary of another corporation);
(ii) any merger or consolidation or reorganization in which the Company does not survive;
(iii) any merger or consolidation in which the Company survives, but the shares of the Company’s Common Stock outstanding immediately prior to such merger or consolidation represent 50% or less of the voting power of the Company after such merger or consolidation; or
(iv) any transaction in which more than 50% of the Company’s assets are sold;
provided, however, that no transaction contemplated by clauses (i) through (iv) above shall constitute a Change of Control if both (x) the person acting as the Chief Executive Officer of the Company for the six months prior to such transaction becomes the Chief Executive Officer or the Executive Chairman of the Board of Directors of the entity that has acquired control of the Company as a result of such transaction (the “Acquiror”) immediately after such transaction and remains the Chief Executive Officer or Executive Chairman of the Board of Directors for not less than two years following the transaction and (y) a majority of the Acquiror’s board of directors immediately after such transaction consists of persons who were directors of the Company immediately prior to such transaction.

•
“Disability” shall mean that the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

•
“Good Reason” shall have the meaning assigned to such term in the Employment Agreement; provided, however, in the event of a Severance on or within two years following a Change of Control, “Good Reason” shall also mean the Grantee ceases to serve as Chief Executive Officer of a publicly-traded Company; provided, further, in order for Grantee to experience a Severance due to Good Reason, Grantee must follow and comply with the “Good Reason” notice and timing requirements set forth in the Employment Agreement with respect to a “Good Reason” termination.

•
“Qualifying Separation” shall mean Grantee’s Severance by (i) the Company other than for “Cause” or (ii) by Grantee for “Good Reason,” in each case, prior to a Change of Control or on or following the two-year anniversary of a Change of Control.

Qualifying Separation, Death or Disability Vesting
The Award shall vest on a pro-rata basis as of the Grantee’s Severance due to (i) a Qualifying Separation, (ii) death, or (iii) Disability. The pro-rata portion of the Award that vests pursuant to the prior sentence shall be determined separately for each vesting installment, with the three-year anniversary of the Grant Date referred to as the “First Vesting Date” and the four-year anniversary of the Grant Date referred to as the “Second Vesting Date”. The pro-rata portion of the Award shall be calculated as the sum of the following:

•
The number of Base Shares determined by multiplying the Base Shares scheduled to vest on the First Vesting Date by a fraction, the numerator of which is the number of days from the Grant Date through the date of Grantee’s Severance, and the denominator of which is the number of days between the Grant Date and the First Vesting Date; notwithstanding the preceding calculation, no additional Base Shares attributable to the First Vesting Date shall vest in the case of a Severance after the First Vesting Date; and

•
The number of Base Shares determined by multiplying the Base Shares scheduled to vest on the Second Vesting Date by a fraction, the numerator of which is the number of days from the Grant Date through the date of Grantee’s Severance, and the denominator of which is the number of days between the Grant Date and the Second Vesting Date; notwithstanding the preceding calculation, no additional Base Shares attributable to the Second Vesting Date shall vest in the case of a Severance after the Second Vesting Date.

Change of Control Vesting
In the event of a “Change of Control”, the Award shall vest and become exercisable in its entirety upon the earlier of the following two events: (i) immediately prior to the effective date of a Change of Control if the “Acquiror” fails to assume, convert or replace the Award or (ii) as of the date of Grantee’s Severance by (x) the Company or the Acquiror other than for “Cause” or (y) by Grantee for “Good Reason,” in each case, within two-years following the Change of Control.

APPENDIX B

DAVITA HEALTHCARE PARTNERS INC.
2011 INCENTIVE AWARD PLAN
(As amended and restated effective upon stockholder approval on June 17, 2014)
ARTICLE 1
PURPOSE
The purpose of the DaVita HealthCare Partners Inc. 2011 Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of DaVita HealthCare Partners Inc. (the “Company”) by linking the individual interests of the members of the Board, Employees and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operations is largely dependent. The Plan constitutes an amendment and restatement of the DaVita Inc. 2002 Equity Compensation Plan, as amended (the “2002 Plan”).
ARTICLE 2
DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
2.1“Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 13. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 13.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.
2.2“Affiliate” shall mean (a) any Subsidiary; and (b) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company or (ii) any Subsidiary.
2.3“Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.
2.4“Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Deferred Stock Unit award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).
2.5“Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.
2.6“Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.3.
2.7“Board” shall mean the Board of Directors of the Company.
2.8“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.9“Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 13.1.
2.10“Common Stock” shall mean the common stock of the Company, par value $0.001 per share.
2.11“Company” shall have the meaning set forth in Article 1.
2.12“Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.
2.13 “Covered Employee” shall mean any Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.
2.14“Deferred Stock” shall mean a right to receive Shares awarded under Section 11.5.
2.15“Deferred Stock Unit” shall mean a right to receive Shares awarded under Section 11.4.
2.16“Director” shall mean a member of the Board, as constituted from time to time.
2.17“Director Compensation Policy” shall have the meaning set forth in Section 4.6.
2.18 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 11.2.
2.19“DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.
2.20“Effective Date” shall mean the date the Plan is approved by the Company’s stockholders.
2.21“Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.
2.22“Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Affiliate.
2.23“Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.
2.24“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
2.25“Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:
(a)If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(b)If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.
2.26“Full Value Award” shall mean any Award other than (i) an Option, (ii) a Stock Appreciation Right or (iii) any other Award for which the Holder does not pay the grant-date Fair Market Value of the Common Stock subject to such Award (whether directly or by forgoing a right to receive a payment of cash or Shares from the Company or any Affiliate).
2.27“Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).
2.28“Holder” shall mean a person who has been granted an Award.
2.29“Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.
2.30“Non-Employee Director” shall mean a Director of the Company who is not an Employee.
2.31“Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.
2.32“Option” shall mean a right to purchase Shares at a specified exercise or base price, granted under Article 6. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.
2.33“Option Term” shall have the meaning set forth in Section 6.4.
2.34“Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
2.35“Performance Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares, Awards or a combination, awarded under Section 11.1.
2.36“Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.
2.37“Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:
(a)The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per Share; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; (xxiii) economic value; (xxix) non-acquired growth; (xxx) new market entries; (xxxi) acquisition targets; (xxxii) treatment growth; (xxxiii) patient growth; (xxxiv) center growth; (xxxv) clinical outcomes (including mortality rates) and processes; (xxxvi) physician recruitment; (xxxvii) physician retention; (xxxviii) physician relations; (xix) employee turnover; (xl) employee relations; (xli) patient retention and satisfaction; (xlii) improvements in reimbursement economics; (xliii) commercial payor relationships and contract related targets; (xliv) public policy efforts and investigation; and (xlv) legal proceedings and litigation outcomes, any of which may be measured either (A) on an absolute or per share basis or (B) in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices, as may be applicable. Such business criteria may, in the discretion of the Committee, be applied to the Participant, the Company as a whole, or any designated subsidiary, business unit or relevant geography of the Company.
(b)The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii)  items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.
2.38“Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards.
2.39“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, an Award.
2.40“Performance Stock Unit” shall mean a Performance Award awarded under Section 11.1 which is denominated in units of value including dollar value of shares of Common Stock.
2.41“Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined under the instructions to use the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.
2.42“Plan” shall have the meaning set forth in Article 1.
2.43“Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.44“Restricted Stock” shall mean Common Stock awarded under Article 10 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.
2.45“Restricted Stock Units” shall mean the right to receive Shares awarded under Article 9.
2.46“Securities Act” shall mean the Securities Act of 1933, as amended.
2.47“Shares” shall mean shares of Common Stock.
2.48“Stock Appreciation Right” shall mean a stock appreciation right granted under Article 8.
2.49“Stock Appreciation Right Term” shall have the meaning set forth in Section 8.4.
2.50“Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 11.3.
2.51“Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
2.52“Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
2.53“Termination of Service” shall mean:
(a)As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or an Affiliate is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.
(b)As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.
(c)As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.
The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).
ARTICLE 3
SHARES SUBJECT TO THE PLAN
3.1.Number of Shares.
(a)Subject to Section 14.2 and Section 3.1(b), the number of Shares authorized for issuance under the Plan is 47,178,338. Shares available for issuance under the Plan shall be reduced by 3.5 Shares for each Share delivered in settlement of any Full Value Award. Further, subject to Section 14.2, the number of Shares authorized for grant as Incentive Stock Options shall be no more than seven million five hundred thousand (7,500,000).
(b)If any Shares subject to an Award granted under the Plan that is not a Full Value Award are forfeited or expire or such Award is settled for cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan. To the extent that a Full Value Award granted under the Plan is forfeited or expires or such Full Value Award is settled for cash (in whole or in part), the Shares available under the Plan shall be increased by 3.5 Shares subject to such Full Value Award that is forfeited, expired or settled in cash. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and will not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise or base price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; and (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof. Any Shares repurchased by the Company under Section 10.4 at the same price paid by the Holder so that such Shares are returned to the Company will again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
(c)Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.
3.2.Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized but unissued Common Stock, Common Stock in treasury or Common Stock purchased on the open market in management’s sole discretion in compliance with the Plan and applicable law.

3.3.Limitation on Number of Award Shares and Dollar Amounts. Notwithstanding any provision in the Plan to the contrary, and subject to Section 14.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any consecutive twelve (12) month period (measured from the date of any grant) shall be two million two hundred fifty thousand (2,250,000) and the maximum aggregate amount of cash that may be paid in cash to any one person during any consecutive twelve (12) month period (measured from the date of any payment) with respect to one or more Awards payable in cash shall be ten million dollars ($10,000,000).
3.4.Full Value Award Vesting Limitations. Except as may be determined by the Administrator in the event of a consummation of a change of control of the Company, or the Holder’s death, disability or retirement, notwithstanding any other provision of the Plan to the contrary, a Full Value Award shall not become fully vested earlier than three years from the grant date (two years in the case of Employees who are not executives of the Company (holding the title of vice president or an equivalent title and above), or, in the case of vesting based upon the attainment of performance-based objectives, over a period of not less than one year); provided, however, that notwithstanding the foregoing, Full Value Awards (a) that do not exceed in the aggregate 5% of the Shares available pursuant to Section 3.1(a) shall not be subject to such minimum vesting provisions and (b) the Company may grant a Full Value Award to Employees newly hired by the Company or any of its Subsidiaries without respect to such minimum vesting provisions.
ARTICLE 4
GRANTING OF AWARDS
4.1Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except as provided in Section 4.6 regarding the grant of Awards pursuant to the Director Compensation Policy, no Eligible Individual shall have any right to be granted an Award pursuant to the Plan.
4.2Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include the term of the Award, the provisions applicable in the event of the Holder’s Termination of Service, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
4.3Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
4.4At-Will Employment; Voluntary Participation. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.
4.5Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, any other securities law or governing statute, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.
4.6Non-Employee Director Awards. The Administrator may, in its discretion, provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written non-discretionary formula established by the Administrator or a broader body of the Board under the Non-Management Director Compensation Philosophy and Plan, or such successor plan or policy (the “Director Compensation Policy”), subject to the limitations of the Plan. The Director Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its discretion. The Director Compensation Policy may be modified by the Administrator from time to time in its discretion.
4.7Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
ARTICLE 5
PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION
5.1Purpose. The Committee, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation, then the provisions of this Article 5 shall control over any contrary provision contained in the Plan. The Administrator may in its sole discretion grant Awards to other Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards, if applicable.
5.2Applicability. The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.
5.3Types of Awards. Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to an Eligible Individual intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock that has restrictions which lapse upon the attainment of specified Performance Goals, Restricted Stock Units that vest and become payable upon the attainment of specified Performance Goals and any Performance Awards described in Article 11 that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.
5.4Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted to one or more Eligible Individuals which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.
5.5Payment of Performance-Based Awards. Unless otherwise provided in the applicable Program or Award Agreement and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Holder must be employed by the Company or an Affiliate throughout the Performance Period. Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Holder shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.
5.6Additional Limitations. Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan, the Program and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6
AWARD OF OPTIONS
6.1Grant of Options. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.
6.2Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) of the Company. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any subsidiary or parent corporation thereof (each as defined in Section 424(f) and (e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.
6.3Option Exercise or Base Price. The exercise or base price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).
6.4Option Term. The term of each Option (the “Option Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term shall not be more than a maximum of five (5) years from the date the Option is granted (and, five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder). The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the maximum Option Term. To the extent permitted by Section 409A or Section 422 of the Code and regulations and rulings thereunder and after due consideration to the possible tax, securities, and accounting consequences, the Administrator may extend the Option Term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Option relating to such a Termination of Service, which extensions may not exceed the maximum Option Term as described above.
6.5Option Vesting.
(a)The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator.

(b)No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Program, the Award Agreement or by action of the Administrator following the grant of the Option.
6.6Substitute Awards. Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise or base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise or base price of such shares.
6.7Substitution of Stock Appreciation Rights. The Administrator may provide in the applicable Program or the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise or base price, vesting schedule and remaining Option Term as the substituted Option.
ARTICLE 7
EXERCISE OF OPTIONS
7.1Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.
7.2Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock plan administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:
(a)A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall include appropriately authorized instruction by the Holder or other person then entitled to exercise the Option or such portion of the Option;
(b)Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;
(c)In the event that the Option shall be exercised pursuant to Section 12.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and
(d)Full payment of the exercise or base price and applicable withholding taxes to the stock plan administrator of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 12.1 and 12.2.

7.3Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.
ARTICLE 8
AWARD OF STOCK APPRECIATION RIGHTS
8.1Grant of Stock Appreciation Rights.
(a)The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.
(b)A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (e.g., the number of Shares of which are the “base shares”), to the extent then exercisable pursuant to its terms, and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise or base price per share (“base price”) of the Stock Appreciation Right from the fair market value at the time of exercise of the Stock Appreciation Right (e.g., in the event such Stock Appreciation Right is settled in Shares, the Shares obtained are the “gain shares”), determined according to such method as the Administrator may establish in its discretion, by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in (c) below, the exercise or base price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.
(c)Notwithstanding the foregoing provisions of Section 8.1(b) to the contrary, in the case of an Stock Appreciation Right that is a Substitute Award, the price per share of the shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (ii) the aggregate exercise or base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise or base price of such shares.
8.2Stock Appreciation Right Vesting.
(a)The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.
(b)No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

8.3Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock plan administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:
(a)A written or electronic notice complying with the applicable rules established by the Administrator or by the Company and not objected to by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall include appropriately authorized instruction by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;
(b)Such representations and documents as the Administrator, in its sole discretion, or Company management deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and
(c)In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 8.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.
8.4Stock Appreciation Right Term. The term of each Stock Appreciation Right (the “Stock Appreciation Right Term”) shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than a maximum of five (5) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the maximum Stock Appreciation Right Term. To the extent permitted by Section 409A of the Code and regulations and rulings thereunder, and after due consideration to the possible tax, securities, and accounting consequences, the Administrator may extend the Stock Appreciation Right Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service, which extensions may not exceed the maximum Stock Appreciation Right Term as described above.
8.5Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 8 shall be in cash, Shares (based on its fair market value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.
8.6Substitution of Options. The Administrator may provide in the applicable Program or the Award Agreement evidencing the grant of a Stock Appreciation Right that the Administrator, in its sole discretion, shall have the right to substitute an Option for such Stock Appreciation Right at any time prior to or upon exercise of such Stock Appreciation Right; provided that such Option shall be exercisable with respect to the same number of Shares for which such substituted Stock Appreciation Right would have been exercisable, and shall also have the same exercise or base price, vesting schedule and remaining Stock Appreciation Right Term as the substituted Stock Appreciation Right.
ARTICLE 9
AWARD OF RESTRICTED STOCK UNITS
9.1Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

9.2Term. Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion.
9.3Purchase Price. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award, with cash, services or any other consideration that the Administrator shall determine acceptable, subject to any requirements of applicable law; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by applicable law.
9.4Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Affiliate, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator, subject to Section 3.4.
9.5Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, set forth in any applicable Award Agreement, and subject to compliance with Section 409A of the Code, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the Restricted Stock Unit vests. On the maturity date, the Company shall, subject to Section 12.4(e), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the fair market value of such shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.
9.6Payment upon Termination of Service. An Award of Restricted Stock Units shall only be payable while the Holder is an Employee, a Consultant or a member of the Board, as applicable; provided, however, that the Administrator, in its sole and absolute discretion may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may be paid subsequent to a Termination of Service in certain events, including a change of control, the Holder’s death, retirement or disability or any other specified Termination of Service.
9.7No Rights as a Stockholder. Unless otherwise determined by the Administrator, a Holder who is awarded Restricted Stock Units shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units, unless and until the same are transferred to the Holder pursuant to the terms of this Plan and the Award Agreement.
9.8Dividend Equivalents. Subject to Section 11.2, the Administrator may, in its sole discretion, provide that Dividend Equivalents shall be earned by a Holder of Restricted Stock Units based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award of Restricted Stock Units is granted to a Holder and the maturity date of such Award.
ARTICLE 10
AWARD OF RESTRICTED STOCK
10.1Grant of Restricted Stock.
(a)The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.
(b)The Administrator shall establish the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock award, with cash, services or any other consideration that the Administrator shall determine acceptable, subject to any requirements of applicable law, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by applicable law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.
10.2Rights as Stockholders. Subject to Section 10.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in the applicable Program or in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 10.3. In addition, with respect to a share of Restricted Stock with performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests.
10.3Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of the applicable Program or in each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Program or the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.
10.4Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the Program or the Award Agreement. Notwithstanding the foregoing, except as otherwise provided by Section 3.4, the Administrator in its sole discretion may provide that in the event of certain events, including a change of control, the Holder’s death, retirement or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.
10.5Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may, in it sole discretion, (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Restricted Stock.
10.6Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.
ARTICLE 11
AWARD OF PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK
PAYMENTS, DEFERRED STOCK, DEFERRED STOCK UNITS
11.1Performance Awards.
(a)The Administrator is authorized to grant Performance Awards, including Awards of Performance Stock Units, to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards, including Performance Stock Units, may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Performance Awards, including Performance Stock Unit awards may be paid in cash, Shares, Awards or a combination of cash, Shares and/or Awards, as determined by the Administrator.
(b)Without limiting Section 11.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Holder which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5.
11.2Dividend Equivalents.
(a)Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.
(b)Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.
11.3Stock Payments. The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator. Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.
11.4Deferred Stock Units. The Administrator is authorized to grant Deferred Stock Units to any Eligible Individual. The number of Deferred Stock Units shall be determined by the Administrator and may (but is not required to) be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Each Deferred Stock Unit shall entitle the Holder thereof to receive one Share on the date the Deferred Stock Unit becomes vested or upon a specified settlement date thereafter (which settlement date may (but is not required to) be the date of the Holder’s Termination of Service). Shares underlying a Deferred Stock Unit award which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until on or following the date that those conditions and criteria have been satisfied. Unless otherwise provided by the Administrator, a Holder of Deferred Stock Units shall have no rights as a Company stockholder with respect to such Deferred Stock Units until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the Shares underlying the Award have been issued to the Holder.
11.5Deferred Stock. The Administrator is authorized to grant Deferred Stock to any Eligible Individual. The number of shares of Deferred Stock shall be determined by the Administrator and may (but is not required to) be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Shares underlying a Deferred Stock award which is subject to a vesting schedule or other conditions or criteria set by the Administrator will be issued on the vesting date(s) or date(s) that those conditions and criteria have been satisfied, as applicable. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the Shares underlying the Award have been issued to the Holder.
11.6Term. The term of a Performance Award, Dividend Equivalent award, Stock Payment award, Deferred Stock award and/or Deferred Stock Unit award shall be set by the Administrator in its sole discretion.
11.7Purchase Price. The Administrator may establish the purchase price, if any, of a Performance Award, shares distributed as a Stock Payment award, shares of Deferred Stock award or shares distributed pursuant to a Deferred Stock Unit award, to be paid by the Holder to the Company with respect to any such award, with cash, services or any other consideration that the Administrator shall determine acceptable, subject to any requirements of applicable law; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by applicable law.
11.8Termination of Service. A Performance Award, Stock Payment award, Dividend Equivalent award, Deferred Stock award and/or Deferred Stock Unit award is distributable only while the Holder is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion may provide that the Performance Award, Dividend Equivalent award, Stock Payment award, Deferred Stock award and/or Deferred Stock Unit award may be distributed subsequent to a Termination of Service in certain events, including a change of control, the Holder’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 12
ADDITIONAL TERMS OF AWARDS
12.1Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise or base price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a fair market value at the time of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
12.2Tax Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Holder to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of shares which have a fair market value at the time of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates or such other withholding rates for federal, state, local and foreign income tax and payroll/employment tax purposes that are applicable to such taxable income and that have been determined by the Administrator to avoid adverse accounting consequences. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code and applicable foreign tax regulations, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option or Stock Appreciation Right exercise or base price or any tax withholding obligation.
12.3Transferability of Awards.
(a)Except as otherwise provided in Section 12.3(b):
(i)No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;
(ii)No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and
(iii)During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.
(b)Notwithstanding Section 12.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); (iii) any transfer of a Non-Qualified Stock Option to a Permitted Transferee shall be without consideration, except as required by applicable law and (iv) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer.
(c)Notwithstanding Section 12.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married and resides in a community property state, a designation of a person other than the Holder’s spouse as his or her beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is filed with the Administrator prior to the Holder’s death.
12.4Conditions to Issuance of Shares.
(a)Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.
(b)All Share certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.
(c)The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.
(d)No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.
(e)Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
12.5Forfeiture, Recoupment and Clawback Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that:
(a)(i) Any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (y) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Holder incurs a Termination of Service for “cause” (as such term is defined in the sole discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Holder); and
(b)All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the written policies of the Board, Administrator or any recoupment or clawback policies implemented by the Company, including, without limitation, any recoupment or clawback policies adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such recoupment or clawback policies and/or in the applicable Award Agreement.
12.6Prohibition on Repricing. Subject to Section 14.2, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 14.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

ARTICLE 13
ADMINISTRATION
13.1Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded; provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 13.1 or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms “Administrator” and “Committee” as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 13.6.
13.2Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Program and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 14.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b‑3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.
13.3Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
13.4Authority of Administrator. Subject to the Company’s Bylaws, the Committee’s Charter and any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:
(a)Designate Eligible Individuals to receive Awards;

(b)Determine the type or types of Awards to be granted to each Eligible Individual;
(c)Determine the number of Awards to be granted and the number of Shares to which an Award will relate;
(d)Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise or base price, grant price, or purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;
(e)Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise or base price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
(f)    Prescribe the form of each Award Agreement, which need not be identical for each Holder;
(g)Decide all other matters that must be determined in connection with an Award;
(h)Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;
(i)Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;
(j)Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and
(k)Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 3.4.
13.5Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.
13.6Delegation of Authority. To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to Article 13; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 13.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 14
MISCELLANEOUS PROVISIONS
14.1Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 14.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 14.2, (a) increase the limits imposed in Section 3.1 on the maximum number of shares which may be issued under the Plan, or (b) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 12.6, or (c) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Except as provided in Section 14.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date.
14.2Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.
(a)In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s Common Stock or the share price of the Company’s Common Stock other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan, adjustments of the Award Limit, and adjustments of the manner in which shares subject to Full Value Awards will be counted); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the number and kind of Shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to Section 4.6; (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (v) the grant or exercise or base price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.
(b)In the event of any transaction or event described in Section 14.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
(i)To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights

(and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 14.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;
(ii)To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(iii)To make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise or base price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;
(iv)To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and
(v)To provide that the Award cannot vest, be exercised or become payable after such event.
(c)In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 14.2(a) and 14.2(b):
(i)The number and type of securities subject to each outstanding Award and the exercise or base price or grant price thereof, if applicable, shall be equitably adjusted; and/or
(ii)The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan, adjustments of the Award Limit, and adjustments of the manner in which shares subject to Full Value Awards will be counted). The adjustments provided under this Section 14.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.
(d)The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.
(e)With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 14.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 14.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(f)The existence of the Plan, the Program, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(g)No action shall be taken under this Section 14.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.
(h)In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.
14.3Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. If such approval has not been obtained at the end of said twelve (12) month period, the 2002 Plan shall continue according to its terms as in effect immediately prior to the adoption of this amendment and restatement of the 2002 Plan.
14.4No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.
14.5Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.
14.6Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.
14.7Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements), the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
14.8Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.
14.9Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.
14.10Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.
14.11No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.
14.12Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.
14.13Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.14Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
14.15Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

Approved by stockholders: June 17, 2014

Amendment No. 1 to the DaVita HealthCare Partners Inc. 2011 Incentive Award Plan
WHEREAS, DaVita Inc. (the “Company”) previously adopted the DaVita HealthCare Partners Inc. 2011 Incentive Award Plan, as amended and restated prior to the date hereof (the “Plan”);
WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended at any time or from time to time by the Board of Directors of the Company (the “Board”); and
WHEREAS, the Board believes it is in the best interests of the Company and its stockholders to amend the Plan (the “Amendment”), effective as of the date hereof and contingent upon stockholder approval of this Amendment by the Company’s stockholders at the first meeting of the Company’s stockholders at which this Amendment is considered and which must occur within twelve (12) months following the date hereof, to provide for an exception to the limitations on the maximum aggregate number of “Shares” (as such term is defined in the Plan) that may be granted and the maximum aggregate amount of cash that may be payable, in each case, to any one person during any twelve (12) month period with respect to a premium-priced stock appreciation right to be granted to the Chief Executive Officer of the Company on the date hereof.
NOW, THEREFORE, BE IT RESOLVED, that, effective as of the date on which this Amendment is adopted by the Board and contingent upon stockholder approval of this Amendment by the Company’s stockholders at the first meeting of the Company’s stockholders at which this Amendment is considered and which must occur within twelve (12) months following the date hereof, Section 3.3 of the Plan is amended in its entirety to read as follows:
3.3    Limitation on Number of Award Shares and Dollar Amounts. Notwithstanding any provision in the Plan to the contrary, and subject to Section 14.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any consecutive twelve (12) month period (measured from the date of any grant) shall be two million two hundred fifty thousand (2,250,000) and the maximum aggregate amount of cash that may be paid in cash to any one person during any consecutive twelve (12) month period (measured from the date of any payment) with respect to one or more Awards payable in cash shall be ten million dollars ($10,000,000); provided, however, that the Award to be granted to the Chief Executive Officer of the Company on the effective date of Amendment No. 1 to the Plan, either alone or in combination with other Awards granted prior to the effective date of Amendment No. 1 to the Plan and which were granted during the relevant twelve (12) month period, shall not be subject to the foregoing limit.
As amended by this Amendment, the Plan is in all respects ratified and confirmed, and as so amended by this Amendment, the Plan shall be read, taken and construed as one and the same instrument.
IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized agent as of November 4, 2019.

DAVITA INC.
By:	/s/ Kathleen A. Waters
Name:	Kathleen A. Waters
Title:	Chief Legal Officer

PRELIMINARY COPY

DAVITA INC.
2000 16TH STREET
DENVER, CO 80202

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR Proposal 1 as described below:

	For	Against	Abstain
1. To approve an amendment to the DaVita HealthCare Partners Inc. 2011 Incentive Award Plan to allow an equity grant to the Chief Executive Officer.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof by the presiding person of the Special Meeting.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000432777_1 R1.0.1.18

PRELIMINARY COPY

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com

DAVITA INC.
PROXY
This Proxy is solicited on behalf of
the Board of Directors of DAVITA INC.

The undersigned hereby appoints Kathleen A. Waters and Samantha A. Caldwell, or any of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution to vote all shares of the Common Stock, $0.001 par value per share, of DAVITA INC., which the undersigned is entitled to vote at the Special Meeting of the Stockholders of DAVITA INC., to be held at 10:00 am. Mountain Time, on Thursday, January 23, 2020 at 2000 16th Street, Denver, Colorado 80202, and any and all adjournments or postponements thereof, on the proposal set forth on the reverse side of this Proxy.

Unless a contrary direction is indicated, this Proxy will be voted FOR Proposal 1. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

In their discretion, Kathleen A. Waters and Samantha A. Caldwell, or any of them, are authorized to vote upon such other matters as may properly come before the meeting. All Proxies to vote at said meeting or any adjournment or postponement thereof heretofore given by the undersigned are hereby revoked. Receipt of the Notice and Proxy Statement dated December _, 2019 is hereby acknowledged.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000432777_2 R1.0.1.18